Execution Version 774151136.4 FIFTH AMENDMENT TO CREDIT AGREEMENT THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 6, 2024, is entered into among ALTI GLOBAL HOLDINGS, LLC (f/k/a Alvarium Tiedemann Holdings, LLC), a Delaware limited liability company (the “Borrower”), the Lenders party hereto and BMO BANK N.A. (f/k/a BMO Harris Bank N.A.), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized and/or initially capitalized terms used in this Amendment shall have the meanings ascribed to them in the Amended Credit Agreement (as hereinafter defined). A. WHEREAS, the Borrower, the other Loan Parties, certain financial institutions party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of January 3, 2023 (as previously amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”); and B. WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement and the Required Lenders have agreed to amend the Credit Agreement on the terms set forth below; NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows: 1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2, the Credit Agreement (exclusive of all Exhibits and Schedules thereto) is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto (the “Amended Credit Agreement”). 2. Conditions Precedent to Amendment. So long as no Default or Event of Default exists, this Amendment shall become effective on the date the Administrative Agent shall have received each of the following: (a) counterparts hereof signed by the Borrower and the Required Lenders, and (b) payment in full of all fees and expenses (including reasonable and documented accrued fees and expenses of counsel to the Administrative Agent), which are due and payable under the Loan Documents on or before the date hereof. 3. Representations. The Borrower hereby represents and warrants on behalf of itself and each other Loan Party that both before and immediately after giving effect to this Amendment: (a) each representation and warranty set forth in Amended Credit Agreement and the other Loan Documents, is and will be true and correct in all material respects; provided that any such representation or warranty which expressly relates to a given date or period shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be, and any representation and warranty that is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct (after giving effect to such qualification therein) in all respects and (b) no Default or Event of Default shall have occurred and be continuing. 4. Ratification. As herein amended, the Amended Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Amended Credit Agreement. The Borrower (for itself and each of the other Loan Parties), the Administrative Agent and the Lenders agree that each of the Amended Credit Agreement and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting

2 creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law). Except as otherwise expressly provided herein, for all matters arising prior to the effective date of this Amendment, the Credit Agreement (as unmodified by this Amendment) shall control. 5. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Amendment, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of New York. 6. Miscellaneous. (a) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, each of which shall constitute an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment and such counterpart shall be deemed to be an original hereof. (b) Severability of Provisions. Any provision of this Amendment which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Amendment may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Amendment are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Amendment invalid or unenforceable. (c) Incorporation. The provisions of Sections 11.21 and 11.22 of the Amended Credit Agreement are incorporated into this Amendment as if fully set forth herein, mutatis mutandis. [Signatures Immediately Follow]

Signature Page to Fifth Amendment to Credit Agreement BMO BANK N.A., as Administrative Agent, L/C Issuer and a Lender By: Name: Michael Orphanides Title: Managing Director

EXHIBIT A Amended Credit Agreement [See attached.]

EXHIBIT A TO FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF NOVEMBER 6, 2024 774151306.5 $250,000,000 Senior Secured Credit Facility Credit Agreement dated as of January 3, 2023, among ALTI GLOBAL HOLDINGS, LLC, the Guarantors from time to time parties hereto, the Lenders from time to time parties hereto, and BMO Bank N.A., as Administrative Agent BMO CAPITAL MARKETS, as Sustainability Coordinator BMO CAPITAL MARKETS CORP., FIFTH THIRD BANK, NATIONAL ASSOCIATION, PNC BANK, NATIONAL ASSOCIATION and TEXAS CAPITAL BANK as Joint Lead Arrangers and Joint Book Runners

TABLE OF CONTENTS Page -i- SECTION 1. DEFINITIONS; INTERPRETATION ........................................................ 1 Section 1.1 Definitions ............................................................................................ 1 Section 1.2 Interpretation ..................................................................................... 41 Section 1.3 Change in Accounting Principles ...................................................... 42 Section 1.4 Interest Rates ..................................................................................... 42 Section 1.5 Divisions ............................................................................................ 43 Section 1.6 Pro forma and Other Calculations. ................................................... 43 SECTION 2. THE CREDIT FACILITIES ...................................................................... 44 Section 2.1 Term Loan Commitments ................................................................... 44 Section 2.2 Revolving Credit Commitments ......................................................... 44 Section 2.3 Letters of Credit. ................................................................................ 44 Section 2.4 Applicable Interest Rates. .................................................................. 49 Section 2.5 Minimum Borrowing Amounts; Maximum SOFR Loans ................... 49 Section 2.6 Manner of Borrowing Loans and Designating Applicable Interest Rates. .................................................................................... 50 Section 2.7 Maturity of Loans. .............................................................................. 51 Section 2.8 Prepayments. ...................................................................................... 52 Section 2.9 Default Rate ....................................................................................... 54 Section 2.10 Evidence of Indebtedness. .................................................................. 54 Section 2.11 Fees. ................................................................................................... 55 Section 2.12 Place and Application of Payments. .................................................. 56 Section 2.13 Account Debit..................................................................................... 57 Section 2.14 Commitment Terminations. ................................................................ 58 Section 2.15 Substitution of Lenders ...................................................................... 58 Section 2.16 Defaulting Lenders............................................................................. 58 Section 2.17 Cash Collateral. ................................................................................. 61 Section 2.18 Increase in the Commitments ............................................................. 62 Section 2.19 ESG Adjustments. ............................................................................... 63 SECTION 3. TAXES; CHANGE IN CIRCUMSTANCES ............................................ 64 Section 3.1 Withholding Taxes. ............................................................................ 64

TABLE OF CONTENTS (continued) Page -ii- Section 3.2 Other Taxes ........................................................................................ 65 Section 3.3 Funding Indemnity ............................................................................. 65 Section 3.4 Change in Law ................................................................................... 66 Section 3.5 Inability to Determine Rates .............................................................. 66 Section 3.6 Increased Cost and Reduced Return. ................................................. 67 Section 3.7 Lending Offices .................................................................................. 68 Section 3.8 Effect of Benchmark Transition Event. .............................................. 68 SECTION 4. CONDITIONS PRECEDENT .................................................................... 69 Section 4.1 Initial Credit Event ............................................................................ 69 Section 4.2 All Credit Events ................................................................................ 72 SECTION 5. REPRESENTATIONS AND WARRANTIES .......................................... 72 Section 5.1 Organization and Qualification ......................................................... 72 Section 5.2 Subsidiaries ........................................................................................ 73 Section 5.3 Authority and Validity of Obligations ................................................ 73 Section 5.4 Use of Proceeds; Margin Stock ......................................................... 74 Section 5.5 Financial Reports............................................................................... 74 Section 5.6 No Material Adverse Change ............................................................. 74 Section 5.7 Full Disclosure................................................................................... 74 Section 5.8 Intellectual Property, Franchises, and Licenses................................ 74 Section 5.9 Governmental Authority and Licensing ............................................. 75 Section 5.10 Good Title .......................................................................................... 75 Section 5.11 Litigation and Other Controversies ................................................... 75 Section 5.12 Taxes .................................................................................................. 75 Section 5.13 Approvals ........................................................................................... 76 Section 5.14 Investment Company .......................................................................... 76 Section 5.15 ERISA; Plan Assets; Prohibited Transactions ................................... 76 Section 5.16 Compliance with Laws ....................................................................... 77 Section 5.17 Sanctions; Anti-Money Laundering Laws and Anti-Corruption Laws. .................................................................................................. 78 Section 5.18 Other Agreements .............................................................................. 78

TABLE OF CONTENTS (continued) Page -iii- Section 5.19 Solvency ............................................................................................. 78 Section 5.20 No Default .......................................................................................... 78 Section 5.21 No Broker Fees .................................................................................. 78 Section 5.22 EEA Financial Institution .................................................................. 79 SECTION 6. AFFIRMATIVE COVENANTS ................................................................. 79 Section 6.1 Maintenance of Business.................................................................... 79 Section 6.2 Maintenance of Properties ................................................................. 79 Section 6.3 Taxes and Assessments ...................................................................... 79 Section 6.4 Insurance............................................................................................ 79 Section 6.5 Financial Reports............................................................................... 80 Section 6.6 Inspection ........................................................................................... 82 Section 6.7 ERISA ................................................................................................. 83 Section 6.8 Compliance with Laws. ...................................................................... 83 Section 6.9 Compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions ........................................................ 84 Section 6.10 Formation of Subsidiaries.................................................................. 84 Section 6.11 Use of Proceeds ................................................................................. 85 Section 6.12 Guaranties; Collateral; Further Assurances ..................................... 85 Section 6.13 UK Pension ........................................................................................ 86 Section 6.14 Financial Assistance. ......................................................................... 87 Section 6.15 Post-Closing Matters ......................................................................... 87 Section 6.16 Allianz/Co-Investor Investment .......................................................... 87 SECTION 7. NEGATIVE COVENANTS ........................................................................ 87 Section 7.1 Borrowings and Guaranties ............................................................... 87 Section 7.2 Liens ................................................................................................... 90 Section 7.3 Investments, Acquisitions, Loans and Advances ................................ 92 Section 7.4 Mergers, Consolidations and Sales ................................................... 94 Section 7.5 Maintenance of Subsidiaries .............................................................. 96 Section 7.6 Dividends and Certain Other Restricted Payments ........................... 96 Section 7.7 Burdensome Contracts With Affiliates ............................................... 98

TABLE OF CONTENTS (continued) Page -iv- Section 7.8 No Changes in Fiscal Year ................................................................ 99 Section 7.9 Change in the Nature of Business ...................................................... 99 Section 7.10 No Restrictions ................................................................................... 99 Section 7.11 Subordinated Debt; Material Agreements ......................................... 99 Section 7.12 Use of Proceeds. .............................................................................. 100 Section 7.13 Financial Covenants. ....................................................................... 100 Section 7.14 Permitted Activities of Ultimate Parent, ATH, ATC and ATL ......... 100 Section 7.15 Plan Assets. ...................................................................................... 101 SECTION 8. EVENTS OF DEFAULT AND REMEDIES ........................................... 102 Section 8.1 Events of Default .............................................................................. 102 Section 8.2 Non Bankruptcy Defaults ................................................................. 105 Section 8.3 Bankruptcy Defaults......................................................................... 105 Section 8.4 Equity Cure Right. ........................................................................... 105 Section 8.5 Collateral Account. .......................................................................... 106 Section 8.6 Notice of Default .............................................................................. 107 SECTION 9. ADMINISTRATIVE AGENT .................................................................. 107 Section 9.1 Appointment and Authorization of Administrative Agent ................ 107 Section 9.2 Rights as a Lender ........................................................................... 108 Section 9.3 Action by Administrative Agent/Sustainability Coordinator ........... 108 Section 9.4 Consultation with Experts ................................................................ 109 Section 9.5 Liability of Administrative Agent and Sustainability Coordinator; Credit Decision .......................................................... 109 Section 9.6 Indemnity.......................................................................................... 110 Section 9.7 Resignation of Agents and Successor Agents................................... 110 Section 9.8 L/C Issuer ......................................................................................... 112 Section 9.9 Hedging Liability and Funds Transfer and Deposit Account Liability Arrangements .................................................................... 112 Section 9.10 Designation of Additional Agents .................................................... 112 Section 9.11 Authorization to Release or Subordinate or Limit Liens ................. 112 Section 9.12 Authorization to Enter into, and Enforcement of, the Collateral Documents........................................................................................ 113

TABLE OF CONTENTS (continued) Page -v- Section 9.13 Delegation of Duties ........................................................................ 113 Section 9.14 Administrative Agent may File Proofs of Claim .............................. 114 Section 9.15 Certain ERISA Matters. ................................................................... 114 Section 9.16 Recovery of Erroneous Payments .................................................... 116 Section 9.17 UK security trustee. ......................................................................... 116 Section 9.18 Flood Laws....................................................................................... 116 SECTION 10. THE GUARANTEES ................................................................................ 117 Section 10.1 The Guarantees. ............................................................................... 117 Section 10.2 Guarantee Unconditional ................................................................ 117 Section 10.3 Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances..................................................................... 118 Section 10.4 Subrogation ...................................................................................... 118 Section 10.5 Waivers ............................................................................................ 119 Section 10.6 Limit on Recovery ............................................................................ 119 Section 10.7 Contribution. .................................................................................... 119 Section 10.8 Stay of Acceleration ......................................................................... 120 Section 10.9 Benefit to Guarantors ...................................................................... 120 Section 10.10 Guarantor Covenants....................................................................... 120 Section 10.11 United Kingdom Guarantee Limitations .......................................... 120 SECTION 11. MISCELLANEOUS .................................................................................. 121 Section 11.1 No Waiver, Cumulative Remedies.................................................... 121 Section 11.2 Non-Business Days .......................................................................... 121 Section 11.3 Survival of Representations ............................................................. 121 Section 11.4 Survival of Indemnity and Certain Other Provisions ...................... 121 Section 11.5 Sharing of Set Off ............................................................................. 121 Section 11.6 Notices.............................................................................................. 122 Section 11.7 Counterparts .................................................................................... 123 Section 11.8 Successors and Assigns .................................................................... 124 Section 11.9 Participants ...................................................................................... 124 Section 11.10 Assignments...................................................................................... 125

TABLE OF CONTENTS (continued) Page -vi- Section 11.11 Amendments ..................................................................................... 128 Section 11.12 Headings .......................................................................................... 130 Section 11.13 Costs and Expenses; Indemnification. ............................................. 130 Section 11.14 Set off ............................................................................................... 131 Section 11.15 Entire Agreement ............................................................................. 132 Section 11.16 Governing Law................................................................................. 132 Section 11.17 Severability of Provisions ................................................................ 132 Section 11.18 Excess Interest ................................................................................. 132 Section 11.19 Construction ..................................................................................... 133 Section 11.20 Lender’s and L/C Issuer’s Obligations Several ............................... 133 Section 11.21 Submission to Jurisdiction; Waiver of Venue; Service of Process. ............................................................................................ 133 Section 11.22 Waiver of Jury Trial ......................................................................... 134 Section 11.23 USA Patriot Act................................................................................ 134 Section 11.24 Time is of the Essence ...................................................................... 134 Section 11.25 Confidentiality.................................................................................. 134 Section 11.26 Customary Advertising Material; No Advisory or Fiduciary Responsibility. .................................................................................. 135 Section 11.27 Acknowledgement and Consent to Bail-In of Affected Financial Institutions........................................................................................ 136 Section 11.28 Acknowledgement Regarding any Supported QFCs ........................ 137 Section 11.29 Ultimate Parent Controlled Account(s) ........................................... 138

TABLE OF CONTENTS (continued) Page -vii- SCHEDULES: SCHEDULE 1 — Commitments SCHEDULE 1C — Pricing Schedule SCHEDULE 5.2 — Subsidiaries SCHEDULE 5.14 — UK Regulated Guarantors SCHEDULE 7.1 — Permitted Indebtedness SCHEDULE 7.2 — Permitted Liens SCHEDULE 7.3 — Permitted Investments SCHEDULE 11.29 — Ultimate Parent Controlled Accounts EXHIBITS: EXHIBIT A — Notice of Payment Request EXHIBIT B — Notice of Borrowing EXHIBIT C — Notice of Continuation/Conversion EXHIBIT D-1 — Term Note EXHIBIT D-2 — Revolving Note EXHIBIT E — Compliance Certificate EXHIBIT F — Additional Guarantor Supplement EXHIBIT G — Assignment and Acceptance EXHIBIT H — Form of Increase Request EXHIBIT I — Form of Solvency Certificate EXHIBIT J-1 — Form of Auction Procedures EXHIBIT J-2 — Form of Affiliated Lender Assignment and Assumption

CREDIT AGREEMENT This Credit Agreement is entered into as of January 3, 2023, by and among ALTI Global Holdings, LLC (f/k/a Alvarium Tiedemann Holdings, LLC), a Delaware limited liability company (the “Borrower”), ALTI Global Capital, LLC (f/k/a Alvarium Tiedemann Capital, LLC), ALTI Global Topco Limited (f/k/a Alvarium Topco Limited) and the direct and indirect Subsidiaries of Borrower from time to time party to this Agreement, as Guarantors, the several financial institutions from time to time party to this Agreement, as Lenders, and BMO Bank N.A. (f/k/a BMO Harris Bank N.A.), a national banking association, as Administrative Agent as provided herein. All capitalized terms used herein without definition shall have the same meanings ascribed thereto in Section 1.1. PRELIMINARY STATEMENT Borrower has requested, and the Lenders and the L/C Issuers have agreed to extend, certain credit facilities on the terms and conditions of this Agreement. NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. DEFINITIONS; INTERPRETATION Section 1.1 Definitions. The following terms when used herein shall have the following meanings: “Acquired Business” means the entity or assets acquired by Borrower or a Subsidiary in an Acquisition. “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the equity interests of any Person (other than a Person that is a Subsidiary), or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that Borrower or the Subsidiary is the surviving entity. “Additional Guarantor Supplement” means the form attached hereto as Exhibit F or such other form reasonably acceptable to Administrative Agent. “Additional Zebedee Investment” means the purchase of additional interests in Zebedee Capital Partners LLP pursuant to that certain Purchase Agreement, dated as of September 9, 2022. “Adjusted Term SOFR” mean with respect to any tenor, the per annum rate equal to the sum of (i) Term SOFR plus (ii) 0.10% for one-month, 0.15% for three-month, and 0.25% for six- months; provided, if Adjusted Term SOFR determined as provided above shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

-2- “Administrative Agent” means BMO Bank N.A., in its capacity as Administrative Agent hereunder, and any successor in such capacity pursuant to Section 9.7. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, any Person that owns, directly or indirectly, 5% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 5% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, neither a Company Fund, Administrative Agent nor any Lender shall be deemed to be an Affiliate of Borrower or its Subsidiaries. “Agreement” means this Credit Agreement, as the same may be amended, restated, supplemented, or otherwise modified from time to time pursuant to the terms hereof. “Allianz Equity Purchase Agreement” means the Investment Agreement, dated as of February 22, 2024, among Ultimate Parent, the Allianz Investors and the other parties thereto, as the same may be amended, modified or supplemented from time to time to the extent permitted under this Agreement (including Section7.11(d)). “Allianz Equity Transaction” means the transactions contemplated by the Allianz Equity Purchase Agreement. “Allianz Investor” means Allianz X GMBH and/or its Affiliates. “AlTi German Subsidiary” means a Subsidiary of Ultimate Parent formed in accordance with the Allianz Equity Purchase Agreement. “Amendment Period” means the period from the Second Amendment Effective Date until the Amendment Period End Date. “Amendment Period End Date” means the first date Administrative Agent receives financial statements required to be delivered pursuant to Sections 6.5(a) or (b) and a Compliance Certificate demonstrating both (a) a Total Net Leverage Ratio of no greater than 3.50 to 1.00 and (b) an Interest Coverage Ratio of no less than 3.00 to 1.00. “Anti-Corruption Laws” means all Laws of any jurisdiction applicable to a Loan Party or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

-3- “Anti-Money Laundering Laws” means any and all Laws applicable to a Loan Party or its Subsidiaries related to terrorism financing or money laundering, including any applicable provision of the Patriot Act. “Applicable Margin” means, (a) with respect to Loans, Reimbursement Obligations and the L/C Fee, (i) during the Amendment Period the rates per annum determined in accordance with Schedule 1C plus 0.50% and (ii) thereafter the rates per annum determined in accordance with Schedule 1C and (b) with respect to the Commitment Fee, the rate per annum determined in accordance with Schedule 1C. “Application” is defined in Section 2.3(b). “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Coverage Ratio” means with respect to any Person, the ratio of (a) the value of total assets of such Person, less all liabilities and indebtedness of such Person not represented by Senior Securities (as such terms are defined in the Investment Company Act of 1940, as amended) to (b) the aggregate amount of Senior Securities (as such term is defined in the Investment Company Act of 1940, as amended) representing indebtedness of such Person. “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.10), and accepted by Administrative Agent, in substantially the form of Exhibit G or any other form approved by Administrative Agent. “ATC” means ALTI Global Capital, LLC (f/k/a Alvarium Tiedemann Capital, LLC), a Delaware limited liability company. “ATH” means ALTI Global Holdco, Inc. (f/k/a Alvarium Tiedemann Holdco, Inc.), a Delaware corporation. “ATL” means ALTI Global Topco Limited (f/k/a Alvarium Topco Limited), an Isle of Man company. “Auction Manager” has the meaning specified in Exhibit J-1. “Auction Procedures” means the Auction Procedures set forth on Exhibit J-1. “Authorized Representative” means those persons shown on the list of officers provided by Borrower pursuant to Section 4.1 or on any update of any such list provided by Borrower to Administrative Agent, or any further or different officers of Borrower so named by any Authorized Representative of Borrower in a written notice to Administrative Agent. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest

-4- period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.8(d). “Availability” means, at any time, an amount equal to the result of (i) the amount of the aggregate Revolving Credit Commitments (giving effect to any Commitment Block) minus (ii) the aggregate principal amount of Revolving Loans and L/C Obligations then outstanding. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means, for any day, the rate per annum equal to the greatest of: (a) the rate of interest announced or otherwise established by Administrative Agent from time to time as its prime commercial rate as in effect on such day, with any change in the Base Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be Administrative Agent’s best or lowest rate), (b) the sum of (i) the rate determined by Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to Administrative Agent at approximately 10:00 a.m. (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by Administrative Agent for sale to Administrative Agent at face value of Federal funds in the secondary market in an amount equal or comparable to the principal amount for which such rate is being determined, plus (ii) 1/2 of 1.00% and (c) the sum of (i) Adjusted Term SOFR for a one-month tenor in effect on such day plus (ii) 1.00%. Any change in the Base Rate due to a change in the prime rate, the quoted federal funds rates or Term SOFR, as applicable, shall be effective from and including the effective date of the change in such rate. If the Base Rate is being used as an alternative rate of interest pursuant to Sections 3.5 or 3.8, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above, provided that if Base Rate as determined above shall ever be less than the Floor plus 1.00%, then Base Rate shall be deemed to be the Floor plus 1.00%. “Basel III” means: (a) the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking

-5- systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated; (b) the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and (c) any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”. “Base Rate Loan” means a Loan bearing interest at a rate specified in Section 2.4(a). “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.8. “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by Administrative Agent for the applicable Benchmark Replacement Date, (a) the sum of (i) Daily Simple SOFR plus (ii) 0.10%; or (b) the sum of: (i) the alternate benchmark rate that has been selected by Administrative Agent and Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. Dollar-denominated syndicated credit facilities.

-6- “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory

-7- supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.8 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.8. “Beneficial Ownership Certification” means a certification regarding beneficial ownership of Borrower as required by 31 C.F.R. § 1010.230 (as amended, modified or supplemented from time to time), in form and substance satisfactory to Administrative Agent. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” is defined in the introductory paragraph of this Agreement. “Borrowing” means the total of Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Lenders under a Credit on a single date and, in the case of SOFR Loans, for a single Interest Period. Borrowings of Loans are made and maintained ratably from each of the Lenders under a Credit according to their Percentages of such Credit. A Borrowing is “advanced” on the day Lenders advance funds comprising such Borrowing to Borrower, is “continued” on the date a new Interest Period for the same type of Loans commences for such Borrowing, and is “converted” when such Borrowing is changed from one type of Loans to the other, all as determined pursuant to Section 2.6. “Business Combination Agreement” means the Amended and Restated Business Combination Agreement, dated as of October 25, 2022, by and among Cartesian Growth Corporation, Rook MS LLC, Tiedemann Wealth Management Holdings, LLC, TIG Trinity GP, LLC, TIG Trinity Management, LLC, Alvarium Investments Limited and Alvarium Tiedemann Capital, LLC, as amended, supplemented or otherwise modified prior to the Closing Date, provided that Borrower shall have delivered any such amendment, supplement or modification (including any side letters related thereto) to Administrative Agent on or before the date that is 10 Business Days prior to the Closing Date. “Business Day” means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Chicago, Illinois, London, United Kingdom or New York, New York.

-8- “Capital Lease” means any lease of Property which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee. “Capitalized Lease Obligation” means, for any Person, the amount of the liability shown on the balance sheet of such Person in respect of a Capital Lease determined in accordance with GAAP. “Cash Collateralize” means to pledge and deposit with or deliver to Administrative Agent, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect of L/C Obligations, cash to be held in a Collateral Account, or, if Administrative Agent and L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to Administrative Agent and L/C Issuer. “Cash Collateral” shall have a meaning analogous to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or the United Kingdom or issued by any agency thereof and backed by the full faith and credit of the United States or the United Kingdom, as applicable, in each case maturing within one (1) year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States, the United Kingdom or any political subdivision of any such state or any public instrumentality thereof maturing within one (1) year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s, (c) commercial paper maturing within one (1) year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within one (1) year from the date of acquisition thereof issued by any bank organized, formed or incorporated under the laws of the United Kingdom, the United States or any state thereof or the District of Columbia having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000 (or the equivalent Sterling amount), (e) deposit accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized, formed or incorporated under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is fully insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or recognized securities dealer having combined capital and surplus of not less than $250,000,000, having a term of not more than seven (7) days, with respect to securities satisfying the criteria in clauses (a) or (d) above, and (g) investments in money market funds that comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940. “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§9601 et seq., and any future amendments. “Change of Executive Management” means Michael Tiedemann (or any successor approved by Administrative Agent as set forth below) ceases to be the Chief Executive Officer, or ceases to continuously perform such managerial duties, for any reason whatsoever, of Ultimate Parent or Borrower without the prior written consent of Administrative Agent and is not

-9- immediately replaced by one or more successors acceptable to Administrative Agent in its sole discretion. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline, interpretation or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means any of: (a) (i) ATC at any time ceasing to directly or indirectly own and control 100% of the equity interests of Borrower or (ii) Ultimate Parent at any time ceasing, directly or indirectly through its wholly-owned subsidiaries, to be the sole manager of, and to control, ATC; (b) the acquisition by any “person” or “group” (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) at any time of beneficial ownership of 35% or more of the outstanding Equity Interests of Ultimate Parent on a fully diluted basis; or (c) any “Change of Control” (or words of like import), as defined in any agreement or indenture relating to any issue of Material Indebtedness of Ultimate Parent or Borrower shall occur. “Closing Date” means the date of this Agreement or such later Business Day upon which each condition described in Section 4.1 shall be satisfied or waived in a manner acceptable to Administrative Agent in its discretion, which occurred on January 3, 2023. “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto. “Co-Invest Equity Transaction” means the transactions contemplated by each Co-Investor Equity Purchase Agreement. “Co-Investor” has the meaning given such term in the definition of “Co-Investor Equity Purchase Agreement”. “Co-Investor Equity Purchase Agreement” means each equity purchase agreement entered into by the Ultimate Parent with (a) Constellation Wealth Capital (and/or its Affiliates) and/or (b) one or more other investors reasonably acceptable to the Administrative Agent, such acceptance not to be unreasonably withheld or delayed (together with Constellation Wealth Capital (and/or its Affiliates), each a “Co-Investor”), in substantially the same form and substance as the Allianz Equity Purchase Agreement (or with such other terms reasonably acceptable to the

-10- Administrative Agent), as the same may be amended, modified or supplemented from time to time to the extent permitted under this Agreement (including Section 7.11(d)). “Collateral” means all properties, rights, interests, and privileges from time to time subject to the Liens granted to Administrative Agent, or any security trustee therefor, by the Collateral Documents; provided, that, for the avoidance of doubt, the Collateral shall not include any Excluded Property. “Collateral Account” is defined in Section 8.5(b). “Collateral Documents” means the Mortgages, each Security Agreement, the Pledge Agreement, each UK Security Document, the Debenture and all other mortgages, deeds of trust, security agreements, pledge agreements, assignments, agreement executed or delivered by a Loan Party as shall from time to time grant or perfect Liens to secure the Obligations, the Hedging Liability, and the Funds Transfer and Deposit Account Liability or any part thereof. “Commitment Block” means (a) during the Amendment Period, (i) $40,000,000 minus (ii) Specified Asset Sale Commitment Amounts in an aggregate amount not to exceed $30,000,000 so long as the Specified Asset Sale Conditions have been met and (b) thereafter, $0. “Commitment Fee” is defined in Section 2.11(a). “Commitments” means the Revolving Credit Commitments and the Term Loan Commitments. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Company Fund” means any investment fund, investment vehicle, special purpose vehicle, or managed account for which and for so long as Borrower or any of its Affiliates serves as general partner, managing member, investment manager, investment adviser or sub-adviser, as applicable; provided that not less than 75% of such entity’s capital is made up of investments not provided or held by a Loan Party or Affiliate of a Loan Party. “Compliance Certificate” means the form attached hereto as Exhibit E or such other form reasonably acceptable to Administrative Agent. “Computation Period” means each period of four consecutive Fiscal Quarters ending on the last day of a fiscal quarter of Ultimate Parent. “Conforming Changes” means with respect to either the use of administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “U.S. Government Securities Business Day”, the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Administrative Agent (in consultation with the Borrower) decides may be appropriate to reflect the adoption and

-11- implementation of any such rate or to permit the use and administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent (in consultation with the Borrower) decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated EBITDA” means, for any period with respect to Ultimate Parent and its Subsidiaries on a consolidated basis, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of: (i) Interest Expense for such period, (ii) (x) federal, state, cantonal and local income Taxes for such period, including any irrecoverable withholding tax and (y) non-income tax expense adjustment for such period to the extent such adjustment is non-cash, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any aggregate net loss during such period arising from the sale, exchange or other disposition of assets outside of the ordinary course of business during such period, (v) fees, costs and expenses incurred on or before the Closing Date in connection with the consummation of the Transactions and post-closing expenses related to the Transaction so long as incurred on or prior to March 31, 2023, (vi) any fees, expenses and one-time costs incurred after the Closing Date in connection with any (x) Permitted Acquisition, investment or asset disposition (in each case, other than with respect to the SPAC Transactions) or (y) failed acquisition, investment or asset disposition, in each case solely to the extent permitted under this Agreement and that will not be consummated, in an aggregate amount for this clause (vi) not to exceed $4,000,000 during such period, (vii) any fees, expenses and one-time costs incurred after the Closing Date related to the issuance or repayment of debt, issuance of equity securities, refinancing transaction, recapitalization, or amendment or other modification of or waiver or consent relating to any debt or equity instrument (in each case, other than with respect to the consummation of the SPAC Transactions) during such period (whether or not consummated), in each case solely to the extent permitted under this Agreement and in an aggregate amount for all items added pursuant to this clause (vii) not exceeding the greater of $4,000,000 and 5.0% of Consolidated EBITDA (prior to giving effect to such adjustments) for any period, (viii) extraordinary, unusual or non-recurring charges (including any extraordinary, unusual or non-recurring expenses directly attributable to the

-12- implementation of cost savings), severance costs, relocation costs, integration costs, facilities’ opening costs, retention or completion bonuses, transition costs, restructuring charges and expenses and costs related to closure/consolidation of facilities, curtailments or modifications to pension and other post-retirement employee benefit plans (including any settlement of pension liabilities), Public Company Compliance including costs related to systems integration/implementation (in each case, other than those referred to in clause (ix) below) in any period incurred during such period in an aggregate amount for all items added pursuant to this clause (viii) not exceeding (x) for the period ending December 31, 2023, $7,000,000, (y) for the periods ending March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, 25.0% of Consolidated EBITDA, and (z) for each period thereafter, 15.0% of Consolidated EBITDA (in each case, prior to giving effect to such adjustments), (ix) any non-cash charges or losses that have been deducted in determining Consolidated Net Income for such period in accordance with GAAP, to the extent of such deduction (including unrealized losses due to foreign exchange adjustment and net non- cash exchange, translation or performance losses relating to foreign currency transactions and currency and exchange rate fluctuations) other than any such non-cash charge or loss in respect of an item that increased Consolidated EBITDA in a prior period that began after the Closing Date and any such non-cash charge or loss that results from the write-down or write-off of current assets, (x) the amount of any net losses from discontinued operations during such period, (xi) stock-based compensation award expenses during such period, (xii) expenses, charges or losses with respect to liability or casualty events or business interruption or that are covered by indemnification or other reimbursement provisions in connection with any investment, acquisition or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement but only to the extent that such amount (i) has not been denied by the applicable carrier or provider and (ii) is in fact reimbursed or paid within 90 days of the date on which such liability was discovered or such event occurred to the extent such reimbursement or payment has not been accrued (provided that (A) if not so reimbursed or received by Ultimate Parent or such Subsidiary within such 90 day period, such charges, losses or expenses shall be subtracted in the subsequent calculation period or (B) if reimbursed or received by Ultimate Parent or such Subsidiary in a subsequent period, such amount shall not be permitted to be added back in determining Consolidated EBITDA for such subsequent period) (xiii) any non-cash loss attributable to the mark-to-market movement in the valuation of any assets or liabilities measured at fair value or obligations under Hedging Agreements or other derivative instruments (to the extent the cash impact resulting from such loss has not been realized) including pursuant to Accounting Standards Codification 815 during such period during such period,

-13- (xiv) earn-out obligations incurred in connection with any acquisitions or investments and paid or accrued during the applicable period, (xv) accruals and reserves that are established or adjusted (x) within 12 months after the Closing Date and that are so required to be established or adjusted in accordance with GAAP or (y) after the closing of any acquisition or investment that are so required as a result of such acquisition or investment in accordance with GAAP, or changes as a result of the adoption or modification of accounting policies, and (xvi) amounts paid in relation to an acquisition to key employees tied to continuation of employment (including such amounts paid as Deferred Acquisition Consideration if such payments are recorded as compensation expense in accordance with GAAP; provided that such deferred compensation amounts, prior to their payment, will be classified as liabilities); minus (b) without duplication, and to the extent included in determining such Consolidated Net Income, the sum of: (i) all cash payments made during such period on account of non-cash charges added to Consolidated Net Income pursuant to clause (a)(ix) above in a previous period, (ii) any extraordinary gains and non-cash items of income for such period, (iii) any aggregate net gain during such period arising from the sale, exchange or other disposition of assets outside of the ordinary course of business, and (iv) the amount of any net gains from discontinued operations; provided that, for purposes of calculating Consolidated EBITDA, (A) the Consolidated EBITDA of any Acquired Business acquired pursuant to a Permitted Acquisition or similar investment during such period shall, to the extent reasonably determinable on a going concern basis, be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred as of the first day of such period and including the pro forma adjustments described in Section 1.6) and (B) the Consolidated EBITDA attributable to any asset sale during such period shall be excluded for such period (assuming the consummation of such asset sale and the repayment of any Indebtedness in connection therewith and including the pro forma adjustments described in Section 1.6 with respect to such period). “Consolidated Net Income” means, for any period, the net income or loss of Ultimate Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Ultimate Parent or any Subsidiary, and (b) the income (or deficit) of any Person (other than a Subsidiary or minority real estate co- investments), including a Company Fund in which Ultimate Parent or any Subsidiary has an ownership interest, except to the extent that any such income is actually received by Ultimate Parent or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary, to the extent that the declaration or payment of dividends or similar

-14- distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligations (other than under any Loan Document) or requirement of law applicable to such Subsidiary. “Contingent Acquisition Consideration” means any earn-out obligation or similar contingent obligation of any Loan Party or any of its Subsidiaries incurred or created in connection with an Acquisition or other investment (but excluding, for the avoidance of doubt, any purchase price adjustments or similar obligations) permitted under this Agreement. “Contribution Notice” means a contribution notice issued by the Pensions Regulator under s38 or s47 of the United Kingdom’s Pension 2004. “Controlled Account” means a deposit account of a Loan Party subject to a control agreement in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to which Administrative Agent shall be granted “control” (as defined in Section 9-104 of the UCC) of the Controlled Account and which the Loan Parties may freely access except when the Administrative Agent has restricted access to such deposit account following an Event of Default which has occurred and is continuing. “Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Code. “Credit” means any of the Revolving Credit or the Term Credit. “Credit Event” means the advancing of any Loan, or the issuance of, or extension of the expiration date or increase in the amount of, any Letter of Credit. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if Administrative Agent decides that any such convention is not administratively feasible for Administrative Agent, then Administrative Agent may establish another convention in its reasonable discretion. “Debenture” means the Isle of Man law debenture dated on the date hereof and made between ATL and Administrative Agent. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

-15- “Default Rate” means: (a) for any Base Rate Loan, the sum of 2.0% plus the Applicable Margin plus the Base Rate from time to time in effect; (b) for any SOFR Loan, the sum of 2.0% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of 2.0% plus the Applicable Margin for Base Rate Loans plus the Base Rate from time to time in effect; (c) for any Reimbursement Obligation, the sum of 2.0% plus the amounts due under Section 2.3 with respect to such Reimbursement Obligation; (d) for any Letter of Credit, the sum of 2.0% plus the L/C Fee due under Section 2.11 with respect to such Letter of Credit; and (e) with respect to any other overdue amount (including overdue interest), the interest rate applicable to Base Rate Loans plus 2.00% per annum. “Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent, any L/C Issuer or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified Borrower, Administrative Agent or the L/C Issuers in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets

-16- or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) upon delivery of written notice of such determination to Borrower, each L/C Issuer and each Lender. “Deferred Acquisition Consideration” means any fixed deferred obligation of any Loan Party or any of its Subsidiaries incurred or created in connection with an Acquisition or other investment (but excluding any purchase price adjustments or similar obligations). “Delegate” has the meaning given to it in each of the UK Security Documents. “Designated Jurisdiction” means, at any time, any country, region or territory which is itself the subject or target of any Sanctions. “Disposition” means the sale, lease, conveyance or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of Property, other than sales or other dispositions expressly permitted under Sections 7.4(a) through (i), (k), (m), (n) and (p). “Disqualified Equity Interest” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interest that would constitute Disqualified Equity Interests, in each case, prior to the date that 360 days after the latest of (i) the Revolving Credit Termination Date and (ii) the Term Loan Maturity Date, in each case, as in effect at the time of issuance, except, in the case of clauses (a) and (b), if as a result of a change of control, asset sale or casualty event, so long as any rights of the holders thereof upon the occurrence of such a change of control, asset sale or casualty event are subject to the prior Payment in Full. “Dividing Person” has the meaning assigned to it in the definition of “Division.” “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

-17- “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person) approved by (i) Administrative Agent, (ii) in the case of any assignment of a Revolving Credit Commitment, each L/C Issuer and (iii) unless an Event of Default has occurred and is continuing, Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include Borrower or any Guarantor or any of Borrower’s or such Guarantor’s Affiliates or Subsidiaries. “Environmental Claim” means any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding or claim (whether administrative, judicial or private in nature) arising (a) pursuant to, or in connection with an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any abatement, removal, remedial, corrective or response action in connection with a Hazardous Material, Environmental Law or order of a Governmental Authority or (d) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment. “Environmental Law” means any current or future Legal Requirement pertaining to (a) the protection of health, safety and the indoor or outdoor environment, (b) the conservation, management or use of natural resources and wildlife, (c) the protection or use of surface water or groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution (including any Release to air, land, surface water or groundwater), and any amendment, rule, regulation, order or directive issued thereunder. “Equity Interests” means, with respect to a Person, all of the shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act of

-18- 1934, as amended), excluding any convertible or exchangeable debt (in each case, prior to conversion or exchange) other than debt securities accorded equity treatment by S&P. “Equity Contribution” is defined in Section 8.1(s). “Equity Investors” means the Allianz Investor and each Co-Investor. “Equity Purchase Documents” means the Allianz Equity Purchase Agreement and each Co-Investor Equity Purchase Agreement. “Equity Transactions Outside Date” means the earlier of (a) the date that is six months after public announcement of the Allianz Equity Transaction and (y) August 31, 2024. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto. “ESG” is defined in Section 2.19(a). “ESG Applicable Rate Adjustments” is defined in Section 2.19(a). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” means any event or condition identified as such in Section 8.1. “Event of Loss” means, with respect to any Property, any of the following: (a) any loss, destruction or damage of such Property or (b) any condemnation, seizure, or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property. “Excess Availability” means, as of any time the same is to be determined, the sum of (a) Availability and (b) Unrestricted Cash (other than Specified Unrestricted Cash). “Excluded Accounts” means (1) payroll, healthcare and other employee wage and benefit accounts, (2) tax accounts, including, without limitation, sales, use, payroll, and withholding tax accounts, (3) escrow, defeasance and redemption accounts, (4) fiduciary and trust accounts and tax refunds, (5) zero-balance disbursement accounts, (6) cash collateral accounts subject to Liens permitted by Section 7.2 and (7) the funds or other property held in or maintained for such purposes in any such account described in clauses (1) through (6). “Excluded Property” means, subject to the limitations set forth in the Loan Documents: (a) any governmental licenses or state or local franchises, charters and authorizations and any other property and assets to the extent that (x) Administrative Agent may not validly possess a security interest therein under applicable laws (including, rules and regulations of any Governmental Authority or agency, other than to the extent such prohibition or limitation is rendered ineffective under the Uniform Commercial Code or other applicable law notwithstanding such prohibition) or (y) creations of security interests thereof or therein would require

-19- governmental consent, approval, license or authorization, other than to the extent such consent, approval, license or authorization has been obtained; (b) any particular asset or right under contract, if the pledge thereof or the granting of a security interest therein (x) is prohibited or restricted by applicable law, rule or regulation, (y) would trigger a third-party (other than Ultimate Parent or any of its Subsidiaries) consent right (to the extent such consent has not been obtained) or the termination of any agreement, document or instrument pursuant to any “change of control” or similar provision or (z) is prohibited by any contract, license or other agreement that was not created in contemplation of this restriction, in each case, other than to the extent such prohibition, termination or restriction is rendered ineffective under the UCC or other applicable law; (c) any equity interests in Zebedee Capital Partners LLP or its respective funds or investment vehicles; (d) any equity interests in any non-Wholly Owned Subsidiary, minority investment, joint venture (or similar entity) or special purpose securitization vehicle to the extent not permitted by the terms of such entity’s organizational documents or joint venture document (or with respect to special purpose securitization vehicle, related to its or its subsidiaries’ Indebtedness); provided, that this clause (d) shall not apply to the AlTi German Subsidiary; provided further, that any such equity interest that at any time ceases to satisfy the criteria set forth in this clause (d) (whether as a result of the applicable Person obtaining any necessary consent or otherwise) shall no longer be subject to the exclusion set forth in this clause (d); provided, further, that the applicable prohibition in such entity’s organizational documents or joint venture document was not created in contemplation of this restriction; (e) any Voting Stock in excess of 65% (or of such greater percentage that, (x) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for U.S. federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s U.S. parent, and (y) could not reasonably be expected to cause any material adverse tax consequences) of the outstanding voting power of all Voting Stock of any non-Loan Party Foreign Subsidiary that is a direct Subsidiary of a U.S. Loan Party; (f) any equity interests in any fund, investment vehicle or account representing solely deferred compensation of any employees of a Guarantor; (g) any intent-to-use trademark application prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable law; (h) any assets where the cost of obtaining a security interest or perfection thereof (including the cost of title insurance, surveys or flood insurance (if necessary)) would be excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby as reasonably determined by Administrative Agent; (i) any real property fee interest with a fair market value of less than $10,000,000 and any real property leasehold interest;

-20- (j) any lease, license or written agreement or any property subject to a purchase money security interest, capital lease obligation or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money arrangement, capital lease or similar arrangement or create a right of termination in favor of any other party thereto (other than Ultimate Parent or any of its Subsidiaries) after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such prohibition, provided that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such violation, invalidation or right of termination shall no longer exist; (k) any Excluded Account; (l) any Margin Stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States); and (m) any cash to secure letter of credit reimbursement obligations to the extent such letters of credit are permitted by this Agreement (excluding Cash Collateral securing L/C Obligations under this Agreement); provided that the “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property). “Excluded Subsidiary” means each of the following: (a) any Subsidiary, to the extent that the provision by such Subsidiary of a Guarantee in respect of the Obligations (i) is prohibited or restricted by (A) applicable law, rule or regulation or (B) any contractual obligation existing on the Closing Date (or, with respect to any Subsidiary acquired after the Closing Date, on the date such Subsidiary is so acquired, so long as such contractual obligation was not incurred in contemplation of such acquisition) or (ii) would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received, including to the extent covered by clauses (i) or (ii) above, any regulated entity that is subject to net worth or net capital or similar capital and surplus restrictions or other regulatory requirements, (b) any Subsidiary that is not a Wholly Owned Subsidiary of Borrower, (c) any Immaterial Subsidiary, (d) upon the request of Borrower, any Subsidiary for which the burden or cost to such Subsidiary of providing a Guarantee of the Obligations is excessive in relation to the value afforded to the Lenders thereby, as reasonably determined by Borrower and Administrative Agent, (e) any Subsidiary with respect to which providing a Guarantee would result in adverse tax consequences (other than de minimis adverse tax consequences) as reasonably determined by Borrower and Administrative Agent,

-21- (f) solely in the case of any obligation under any Hedging Agreement secured pursuant to a Loan document that constitutes a “swap” within the meaning of Section 1(a)(47) of the Commodity Exchange Act (after giving effect to a customary “keepwell” provision applicable under the Guaranty), any subsidiary of Borrower that is not an “Eligible Contract Participant” as defined under the Commodity Exchange Act, (g) without limiting clause (d) above, any subsidiary acquired by Borrower or any Subsidiary that, at the time of the relevant acquisition, is an obligor in respect of assumed indebtedness that is permitted by this Agreement to the extent (and for so long as) the documentation governing the applicable assumed Indebtedness prohibits such subsidiary from providing the Guarantee and the relevant prohibition was not incurred in contemplation of such acquisition, (h) any Subsidiary that becomes a broker-dealer registered under the Securities Exchange Act of 1934 (as such term is defined therein), (i) any Subsidiary that is a trust company, including, Tiedemann Trust Company, organized pursuant to the Laws of the United States, any state or any other jurisdiction therein, and (j) any Subsidiary that is an investment company under the Investment Company Act of 1940; provided, that, notwithstanding the foregoing clauses (a) through (g), Borrower may, at its option and with the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed), cause any Subsidiary that would otherwise be an Excluded Subsidiary pursuant to the foregoing definition to be deemed not to be an Excluded Subsidiary for purposes of the Loan Documents. “Excluded Swap Obligation” means any Swap Obligation of a Loan Party (other than the direct counterparty of such Swap Obligation) if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guaranty of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal. “Excluded Taxes” means any of the following taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) taxes imposed on or measured by net income (however denominated), franchise taxes, and branch profits taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the

-22- jurisdiction imposing such tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 2.15) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.1, amounts with respect to such taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, and (c) any withholding taxes imposed under FATCA. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into among Governmental Authorities pursuant to the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement, or any treaty or convention among Governmental Authorities and implementing the foregoing. “Federal Funds Rate” means the fluctuating interest rate per annum described in part (i) of clause (b) of the definition of Base Rate. “Financial Support Direction” means a financial support direction issued by the Pensions Regulator under s43 of the United Kingdom’s Pensions Act 2004. “Floor” means the rate per annum of interest equal to 0.0%. “Foreign Pension Plan” means any pension plan, pension undertaking, supplemental pension, retirement savings or other retirement income plan, obligation or arrangement of any kind other than any state social security arrangements that is not subject to US law and that is established, maintained or contributed to by Borrower or any of its Affiliates or in respect of which Borrower or any of its Affiliates has any liability, obligation or contingent liability. “Foreign Subsidiary” means each Subsidiary which is organized, formed or incorporated under the laws of a jurisdiction other than the United States of America or any state thereof or the District of Columbia. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to each L/C Issuer, such Defaulting Lender’s Revolver Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such L/C Issuer other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

-23- “Funds Transfer and Deposit Account Liability” means the liability of a Loan Party or any Subsidiary owing to any of the Lenders, or any Affiliates of such Lenders, arising out of (a) the execution or processing of electronic transfers of funds by automatic clearing house transfer, wire transfer or otherwise to or from deposit accounts of a Loan Party and/or any Subsidiary now or hereafter maintained with any of the Lenders or their Affiliates, (b) the acceptance for deposit or the honoring for payment of any check, draft or other item with respect to any such deposit accounts, (c) any other deposit, disbursement, and cash management services afforded to a Loan Party or any Subsidiary by any of such Lenders or their Affiliates, and (d) any debit cards and credit cards maintained with any Lender or any of its Affiliates. “GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, the European Central Bank, the Council of Ministers of the European Union and any agency, authority, instrumentality, regulatory body, court, central bank or other entity (including any European supranational body) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. “Guarantor” and “Guarantors” each is defined in Section 6.12(a). “Guaranty” and “Guaranties” each is defined in Section 6.12(a). “Hazardous Material” means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or material which is hazardous or toxic, and includes (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction

-24- thereof) and (b) any material classified or regulated as “hazardous” or “toxic” or words of like import pursuant to an Environmental Law. “Hazardous Material Activity” means any activity, event or occurrence involving a Hazardous Material, including the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling of or corrective or response action to any Hazardous Material. “Hedging Agreement” shall mean (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement. “Hedging Liability” means the liability of a Loan Party or any Subsidiary to any of the Lenders, or any Affiliates of such Lenders, in respect of any Hedging Agreement as such Loan Party or such Subsidiary, as the case may be, may from time to time enter into with any one or more of the Lenders party to this Agreement or their Affiliates; provided, that Hedging Liability shall not include Excluded Swap Obligations. “Holding Companies” means ATH, ATC and ATL. “Holding Company Expenses” means, for any period, fees, costs and expenses incurred by Ultimate Parent or any of its Subsidiaries since the fourth fiscal quarter of 2021 in connection with legal, finance, accounting, human resources, tax, risk, compliance, insurance, information technology, cybersecurity, firm-wide marketing, branding, public relations, investor relations, staff and management (i.e., C-Suite and board of directors) functions, costs associated with preparing for and operating as a public company, costs and expenses related to administering and maintaining the tax receivables agreement and other similar fees, costs and expenses incurred by Ultimate Parent or any of its Subsidiaries. “Hostile Acquisition” means the acquisition of the Equity Interest of a Person through a tender offer or similar solicitation of the owners of such Equity Interest which has not been approved (prior to such acquisition) by resolutions of the Board of Directors of such Person or by similar action if such Person is not a corporation, or as to which such approval has been withdrawn. “Immaterial Subsidiary” means, at any date, unless otherwise designated by Borrower in a written notice to Administrative Agent or unless such Subsidiary is a Loan Party, any Subsidiary that, together with such Subsidiary’s consolidated Subsidiaries, (a) does not, as of the end of the most recently ended Computation Period, have assets with a book value in excess of $20,000,000

-25- and (b) did not, for the most recently ended Computation Period, have revenues exceeding $15,000,000; provided that the aggregate of all such assets or revenues of all Immaterial Subsidiaries, as of the end of or for any Computation Period may not exceed 20% of tangible Total Assets or consolidated revenues, respectively, of Ultimate Parent and its Subsidiaries on a consolidated basis (and Borrower will promptly notify Administrative Agent from time to time as necessary the Subsidiaries that will cease to be “Immaterial Subsidiaries” in order to comply with the foregoing limitation and comply with Section 6.12 with respect thereto). “Indebtedness” means for any Person (without duplication) (a) all indebtedness created, assumed or incurred in any manner by such Person representing money borrowed (including by the issuance of debt securities), (b) all indebtedness that is Deferred Acquisition Consideration or for any other deferred purchase price of property or services (other than (x) accrued expenses and trade accounts payable arising in the ordinary course of business which are not more than 90 days past due, (y) liabilities associated with customer prepayments and deposits, and (z) Contingent Acquisition Consideration that is not past due), (c) all indebtedness secured by any Lien upon Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, (d) all Capitalized Lease Obligations of such Person, (e) all obligations of such Person on or with respect to letters of credit, bankers’ acceptances and other extensions of credit whether or not representing obligations for borrowed money, (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (g) all net obligations (determined as of any time based on the termination value thereof) of such Person under any interest rate, foreign currency, and/or commodity swap, exchange, cap, collar, floor, forward, future or option agreement, or any other similar interest rate, currency or commodity hedging arrangement; and (h) all Guarantees of such Person in respect of any of the foregoing; provided, that “Indebtedness” shall not include any Indebtedness of any non-Loan Party partnership or joint venture as to which the lenders or holders of such Indebtedness do not have any recourse to the Collateral, other than stock or assets of the general partner so long as such Indebtedness is not consolidated into the financial statements of the Ultimate Parent. For the avoidance of doubt, Indebtedness shall not include any Equity Interest issued to the Equity Investors in accordance with the Equity Purchase Documents to the extent such Equity Interests are not Disqualified Equity Interests. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower or a Guarantor under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Initial Financial Statements” means (a) a copy of the consolidated balance sheet of each of Alvarium Investments Limited, Tiedemann Wealth Management Holdings, LLC, TIG Trinity Management LLC and Trinity GP, LLC and their respective Subsidiaries as of the last day of the fiscal year ending December 31, 2022 and the consolidated statements of income, retained earnings, and cash flows of Alvarium Investments Limited, Tiedemann Wealth Management Holdings, LLC, TIG Trinity Management LLC and Trinity GP, LLC and their respective Subsidiaries for the fiscal year ending December 31, 2022, and accompanying notes thereto, each in reasonable detail, and in each case, accompanied in the case of the consolidated financial

-26- statements by an unqualified opinion of a firm of independent public accountants of recognized national standing, selected by Ultimate Parent and reasonably satisfactory to Administrative Agent and the Required Lenders, to the effect that the consolidated financial statements have been prepared in accordance with UK GAAP or US GAAP, as the case may be, and present fairly in accordance with UK GAAP and US GAAP, as the case may be, the consolidated financial condition of Alvarium Investments Limited, Tiedemann Wealth Management Holdings, LLC, TIG Trinity Management LLC and Trinity GP, LLC and their respective Subsidiaries, as the case may be, as of the close of such fiscal year and the results of their operations for such fiscal year and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances together with a reconciliation of UK GAAP to US GAAP with respect thereto and (b) a copy of a pro forma balance sheet for Ultimate Parent and its Subsidiaries as of the last day of the fiscal year ending December 31, 2022 and the consolidated statements of income of the Ultimate Parent and its Subsidiaries for the fiscal year ending December 31, 2022, certified to by the chief financial officer or another officer of Ultimate Parent acceptable to Administrative Agent and in form and substance consistent with past methodologies used in the preparation of the financial statements for such entities prior to the transactions set forth in the Business Combination Agreement. “Interest Coverage Ratio” means, the ratio of Consolidated EBITDA for the Computation Period then ended to Interest Expense on all Indebtedness of Ultimate Parent and its Subsidiaries for the same Computation Period. “Interest Expense” means, for any period, the sum of (a) all interest charges (including imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense) on all Indebtedness of Ultimate Parent and its Subsidiaries for such period, plus (b) any interest accrued during such period in respect of Indebtedness of Ultimate Parent or any of its Subsidiaries that is required to be capitalized rather than included in interest expense for such period, in each case determined on a consolidated basis in accordance with GAAP; provided that for purposes of determining Interest Expense (i) for the fiscal quarter ending March 31, 2023, such amount for the period then ending shall equal such item for such fiscal quarter multiplied by four; (ii) for the fiscal quarter ending June 30, 2023, such amount for the period then ending shall equal such item for the two fiscal quarters then ending multiplied by two; and (iii) for the fiscal quarter ending September 30, 2023, such amount for the period then ending shall equal such item for the three fiscal quarters then ending multiplied by 4/3. “Interest Payment Date” means (a) with respect to any Base Rate Loan, the last day of every calendar quarter and on the maturity date and (b) as to any SOFR Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three month intervals after the first day of such Interest Period, and on the maturity date; provided that, as to any such Loan, (i) if any such date would be a day other than a Business Day, such date shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such date shall be the next preceding Business Day and (ii) the Interest Payment Date with respect to any Borrowing that occurs on the last Business Day of a calendar

-27- month (or on a day for which there is no numerically corresponding day in any applicable calendar month) shall be the last Business Day of any such succeeding applicable calendar month. “Interest Period” means the period commencing on the date a Borrowing of SOFR Loans is advanced, continued, or created by conversion and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter, as specified in the applicable borrowing request or interest election request, provided, that: (i) no Interest Period shall extend beyond the final maturity date of the relevant Loans; (ii) no Interest Period with respect to any portion of the Term Loans shall extend beyond a date on which Borrower is required to make a scheduled payment of principal on the Term Loans unless the sum of (a) the aggregate principal amount of Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of Term Loans that are SOFR Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount to be paid on the Term Loans on such payment date; (iii) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of SOFR Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; (iv) for purposes of determining an Interest Period for a Borrowing of SOFR Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end; and (v) no tenor that has been removed from this definition pursuant to Section 3.8 below shall be available for specification in such Borrowing Request or Interest Election Request. “KPIs” is defined in Section 2.19(a). “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances, codes, obligatory government orders, decrees and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Fee” is defined in Section 2.11(b).

-28- “L/C Issuer” means BMO Bank N.A., CrossFirst Bank, Fifth Third Bank, National Bank, PNC Bank, National Association and Texas Capital Bank, each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.3(h) and any other Lender which, with the written consent of and subject to documentation reasonably satisfactory to Borrower and Administrative Agent (such consents not to be unreasonably withheld), agrees to be an issuer of one or more Letters of Credit. “L/C Issuer Sublimit” means, as of the Closing Date, with respect to any L/C Issuer, (i) $5,000,000, in the case of each of BMO Bank N.A., CrossFirst Bank, Fifth Third Bank, National Bank, PNC Bank, National Association and Texas Capital Bank and (ii) such amount as shall be designated to Administrative Agent and Borrower in writing by such L/C Issuer; provided that any L/C Issuer shall be permitted at any time to increase or reduce its L/C Issuer Sublimit upon providing five days’ prior written notice thereof to Administrative Agent and Borrower so long as, after giving effect to any increase, the aggregate L/C Issuer Sublimit does not exceed the L/C Sublimit; provided, further that any decrease in the L/C Issuer Sublimit of any L/C Issuer to an amount less than such L/C Issuer’s L/C Issuer Sublimit as of the Closing Date (or such later date as such Person shall have initially become an L/C Issuer hereunder), shall require the prior written consent of Borrower, Administrative Agent and such L/C Issuer. “L/C Obligations” means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations. “L/C Sublimit” means $25,000,000, as reduced pursuant to the terms hereof. “Legal Requirement” means any treaty, convention, statute, law, regulation, ordinance, license, permit, governmental approval, injunction, judgment, order, consent decree or other requirement of any Governmental Authority, whether federal, state, or local. “Lenders” means and includes BMO Bank N.A. and the other financial institutions from time to time party to this Agreement, including each assignee Lender pursuant to Section 11.10. “Lending Office” is defined in Section 3.7. “Letter of Credit” is defined in Section 2.3(a). “Lien” means any mortgage, lien, security interest, pledge, charge, assignment by way of security or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement. “Loan” means any Revolving Loan or Term Loan, whether outstanding as a Base Rate Loan or SOFR Loan or otherwise, each of which is a “type” of Loan hereunder. “Loan Documents” means this Agreement, the Notes (if any), the Applications, the Collateral Documents, the Guaranties, and each other instrument or document to be executed and delivered by any Loan Party hereunder or thereunder or otherwise in connection therewith. “Loan Parties” means Borrower and each Guarantor, collectively.

-29- “Material Adverse Effect” means (a) a material adverse change in, or material adverse effect upon, the operations, business, Property, or financial condition of Borrower and its Subsidiaries taken as a whole, (b) a material impairment of the ability of any Loan Party to perform its material obligations under any Loan Document or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against Borrower or any Subsidiary of any Loan Document or the rights and remedies of Administrative Agent and the Lenders thereunder or (ii) the perfection or priority of any Lien (subject to Liens permitted under Section 7.2) granted under any Collateral Document. “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Loan Parties and its Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the “obligations” of any Loan Party or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time. “Minimum Collateral Amount” means, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 102% of the Fronting Exposure of the applicable L/C Issuer with respect to Letters of Credit issued by it and outstanding at such time and (ii) otherwise, an amount determined by Administrative Agent and the applicable L/C Issuer in their sole reasonable discretion and in approximate amounts determined in accordance with clause (i). “Moody’s” means Moody’s Investors Service, Inc. “Mortgages” means, collectively, any mortgages or deeds of trust delivered to Administrative Agent pursuant to Section 6.12(c). “Net Cash Proceeds” means, as applicable, (a) with respect to any Disposition by a Person, cash and cash equivalent proceeds received by or for such Person’s account, net of (i) reasonable direct costs relating to such Disposition (including sales commissions and legal, accounting and investment banking fees), (ii) sale, use or other transactional taxes paid or payable by such Person as a direct result of such Disposition, (iii) amounts required to be applied to the repayment of any Indebtedness secured by a Lien on the asset subject to such Disposition (other than the Loans), (iv) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations, purchase price adjustments or other liabilities retained by such Person (including pension liabilities, post-employment benefit liabilities and liabilities related to environmental matters) associated with such Disposition (provided that, to the extent and at any time any such amounts are released from such reserve and not used to satisfy such obligations or liabilities, such amounts shall constitute Net Cash Proceeds), (v) cash escrows (until released from escrow) from the sale price for such Disposition, (vi) any incentive or carried interest payments made in connection with such Disposition, and (vii) in the case of the Disposition of a non-Wholly Owned Subsidiary, the pro rata portion of the cash and cash equivalent proceeds received attributable to the minority interest and not available for distribution to or for the account of the Loan Parties, (b) with respect to any Event of Loss of a Person, cash and cash equivalent proceeds received by or for such Person’s account (whether as a result of payments made under any

-30- applicable casualty insurance policy therefor or in connection with condemnation proceedings or otherwise), net of reasonable direct costs incurred in connection with the collection of such proceeds, awards or other payments, and (c) with respect to any offering of equity securities of a Person or the issuance of any Indebtedness by a Person, cash and cash equivalent proceeds received by or for such Person’s account, net of reasonable legal, underwriting, and other fees and expenses incurred as a direct result thereof. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders in accordance with the terms of Section 11.11 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Note” and “Notes” each is defined in Section 2.10(d). “Obligations” means all obligations of Borrower to pay principal and interest on the Loans, all Reimbursement Obligations owing under the Applications, all fees and charges payable hereunder, and all other payment obligations of Borrower or any other Loan Party arising under or in relation to any Loan Document, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired; provided, that Obligations shall not include Excluded Swap Obligations. “OFAC” means the United States Department of Treasury Office of Foreign Assets Control. “OFAC SDN List” means the list of the Specially Designated Nationals and Blocked Persons maintained by OFAC. “Other Connection Taxes” means, with respect to any Recipient, taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.15). “Participating Interest” is defined in Section 2.3(e). “Participating Lender” is defined in Section 2.3(e).

-31- “Patriot Act” means the USA Patriot Act (Title III of Pub. L. 107 56 (signed into law October 26, 2001)). “Payment in Full” means as of any date of determination, (i) the payment in full in cash of all Loans and unpaid Reimbursement Obligations, together with accrued and unpaid interest thereon; (ii) the Commitments to lend under this Agreement are terminated, (iii) the termination, expiration or cancellation and return of all outstanding Letters of Credit (other than Letters of Credit that have been Cash Collateralized); and (iv) the payment in full in cash of all fees, reimbursable expenses (subject to the applicable limits thereon expressly provided for in this Agreement) and other Obligations (other than Hedging Liability, Funds Transfer and Deposit Account Liability and contingent indemnification obligations and Reimbursement Obligations in respect of which no claim for payment has yet been asserted by the Person entitled thereto). “PBGC” means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA. “Pensions Regulator” means the body corporate called the Pensions Regulator established under Part I of the United Kingdom’s Pensions Act 2004, as amended. “Percentage” means for any Lender its Revolver Percentage or Term Loan Percentage, as applicable; and where the term “Percentage” is applied on an aggregate basis (including Section 9.6), such aggregate percentage shall be calculated by aggregating the separate components of the Revolver Percentage and Term Loan Percentage, and expressing such components on a single percentage basis. “Permitted Acquisition” means any Acquisition with respect to which all of the following conditions shall have been satisfied: (a) the Acquired Business is in the same or similar or related line of business, or is otherwise complementary to, Borrower and its Subsidiaries; (b) the Acquisition shall not be a Hostile Acquisition; (c) if the Acquisition is structured as a merger, then (i) if Borrower is involved in such merger, Borrower shall be the surviving entity; and (ii) if any Guarantor is subject to such merger, Borrower or a Guarantor shall be the surviving entity or the surviving entity shall be joined as a Guarantor; (d) Administrative Agent shall have received a certificate of a responsible officer of Borrower demonstrating, to the satisfaction of Administrative Agent, pro forma compliance with Section 7.13 (as of the fiscal quarter then last ended for which financial statements have been delivered to Administrative Agent) after giving effect to the Acquisition; (e) Administrative Agent shall have received either (i) the financial statements of the Acquired Business for the most recently ended fiscal year, audited by a nationally or regionally recognized accounting firm (or financial statements that have undergone a review of a scope reasonably satisfactory to Administrative Agent) or (ii) a quality of

-32- earnings report prepared by an accounting firm acceptable to Administrative Agent; provided that if the Total Consideration for such acquisition does not exceed $75,000,000, such financial statements or quality of earnings report shall not be required unless such financial statements or quality of earnings report are available to Borrower; (f) Borrower shall have notified Administrative Agent and Lenders not less than 10 Business Days prior (or such shorter period as Administrative Agent may agree to in its sole discretion) to any such acquisition and furnished to Administrative Agent at such time a summary of the key terms of such Acquisition (including estimated sources and uses of funds therefor and a detailed summary of the type and purposes of the business); provided, if the Total Consideration for such acquisition does not exceed $25,000,000, Borrower shall provide notice to Administrative Agent and the Lenders at any time prior to the consummation of, such acquisition; (g) Borrower shall have provided Administrative Agent three year historical financial information (to the extent the same is available) and if the Total Consideration for such acquisition exceeds $75,000,000 pro forma financial forecasts, for the lesser of four years and the remaining term of this Agreement, of the Acquired Business on a stand- alone basis as well as of Borrower on a consolidated basis after giving effect to the Acquisition and covenant compliance calculations demonstrating satisfaction of the condition described in clause (d) above; (h) if a new Subsidiary is formed or acquired as a result of or in connection with the Acquisition, Borrower shall have complied with the requirements of Section 6.12 in connection therewith; and (i) immediately after giving effect to the Acquisition and any Credit Event in connection therewith, no Default or Event of Default shall exist. “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof. “Plan” means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that either (a) is maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (b) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is making or accruing an obligation to make contributions or has within the preceding five plan years made contributions. “Platform” means Debt Domain, Intralinks, Syndtrak, DebtX or a substantially similar electronic transmission system. “Pledge Agreement” means that certain Pledge Agreement dated the date of this Agreement among Ultimate Parent, ATH, ATC, ATL and the Guarantors organized, formed or incorporated in the United Kingdom and Administrative Agent, as the same may be amended, modified, supplemented or restated from time to time.

-33- “Premises” means the real property owned or leased by Borrower or any Subsidiary, including the real property and improvements thereon owned by Borrower or any Subsidiary subject to the Lien of the Mortgages or any other Collateral Documents. “Property” means, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under GAAP. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Company Compliance” shall mean compliance with, or preparation for (whether or not consummated) compliance with, the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, the provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules of national securities exchange listed companies (in each case, as applicable to companies with equity or debt securities held by the public), including procuring directors’ and officers’ insurance, legal and other professional fees, and listing fees. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Equity Interest” means any Equity Interest that is not a Disqualified Equity Interest. “RCRA” means the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq., and any future amendments. “Receiver” has the meaning given to it in each of the UK Security Documents. “Recipient” means (a) Administrative Agent or (b) any Lender, as applicable. “Reimbursement Obligation” is defined in Section 2.3(c). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, members, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migration, dumping, or disposing into the indoor or outdoor environment, including the abandonment or discarding of barrels, drums, containers, tanks or other receptacles containing or previously containing any Hazardous Material.

-34- “Relevant Governmental Body” means the FRB and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB and/or the Federal Reserve Bank of New York, or any successor thereto. “Reported Adjusted EBITDA” means, for any period with respect to Ultimate Parent and its Subsidiaries on a consolidated basis, “Adjusted EBITDA” on its financial statements filed with the SEC for such period. “Required Lenders” means, as of the date of determination thereof, Lenders whose outstanding Loans and interests in Letters of Credit and Unused Revolving Credit Commitments constitute more than 50% of the sum of the total outstanding Loans, interests in Letters of Credit, and Unused Revolving Credit Commitments of the Lenders. “Rescindable Amount” is defined in Section 2.12(b). “Reserve Amount” means, on any date, the sum of (a) $1,250,000 plus (b) (i) the product of (x) the Applicable Margin plus the Adjusted Term SOFR applicable to the then current Interest Period and (y) aggregate principal amount of the Loans outstanding on such date multiplied by (b) a fraction the numerator of which is the 90 and the denominator of which is 360. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Revolver Percentage” means, for each Lender, the percentage of the Revolving Credit Commitments represented by such Lender’s Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Lender (including through participation interests in Reimbursement Obligations) of the aggregate principal amount of all Revolving Loans and L/C Obligations then outstanding. “Revolving Credit” means the credit facility for making Revolving Loans and issuing Letters of Credit described in Sections 2.2, 2.3. “Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Letters of Credit issued for the account of Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. Borrower and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $150,000,000 on the date hereof. “Revolving Credit Termination Date” means December 31, 2024, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 2.14, 8.2 or 8.3. “Revolving Loan” is defined in Section 2.2 and, as so defined, includes a Base Rate Loan or a SOFR Loan, each of which is a “type” of Revolving Loan hereunder. “Revolving Note” is defined in Section 2.10.

-35- “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including the OFAC SDN List), the United States Department of State, the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom, or any other relevant sanctions authority, (b) any Person located, organized or resident in a Designated Jurisdiction or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) or (b) above. “Sanctions” means all economic or financial sanctions, sectoral sanctions, secondary sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the United States government (including those administered by OFAC or the United States Department of State), (b) the Canadian government including Global Affairs Canada (and any other agency of the Canadian government) or (c) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom, or any other relevant sanctions authority. “S&P” means Standard & Poor’s Ratings Services Group, a Standard & Poor’s Financial Services LLC business. “SEC” means the Securities and Exchange Commission of the United State of America. “Second Amendment Effective Date” means November 10, 2023. “Secured Parties” means (a) Administrative Agent, (b) each Lender, (c) each L/C Issuer, (d) each Affiliate of a Lender to which any Loan Party is obligated in respect of Hedging Liability and/or Funds Transfer and Deposit Account Liability, and (e) each Related Party entitled to indemnification under Section 11.13. “Security Agreement” means that certain Pledge and Security Agreement dated the date of this Agreement among Borrower and the Guarantors organized, formed or incorporated in the United States of America and Administrative Agent, as the same may be amended, modified, supplemented or restated from time to time. “SOFR” means a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Loan” means a Loan bearing interest based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate.” “SPAC Transactions” means the transactions contemplated by Section 2.01 of the Business Combination Agreement. “Spot Rate” for a currency means the rate that appears on the relevant screen page on Bloomberg’s (Screen FXC) for cross currency rates with respect to such currency two Business Days prior to the date on which the foreign exchange computation is made; provided that if such page ceases to be available, such other page for the purpose of displaying cross currency rates as Administrative Agent may determine, in its reasonable discretion.

-36- “Specified Asset Sale” means any sale of 100% of the Equity Interests or assets of LXI REIT ADVISORS LIMITED pursuant to Specified Asset Sale Documents. “Specified Asset Sale Commitment Amount” means, with respect to any Specified Asset Sale, an amount equal to the cash purchase price set forth in the Specified Asset Sale Documents less any anticipated amounts that would not be Net Cash Proceeds with respect to such Specified Asset Sale. “Specified Asset Sale Conditions” shall mean that the Borrower shall have provided Administrative Agent with fully executed and effective Specified Asset Sale Documents that provide that not later than 30 days after the delivery to Administrative Agent of such Specified Asset Sale Documents, (a) the sale transaction will be consummated and (b) the Specified Asset Sale Commitment Amount with respect thereto shall be received by the seller thereof, in cash. “Specified Asset Sale Documents” means, with respect to any Specified Asset Sale, the underlying purchase documents between the owner of the Equity Interest or assets to be sold in connection therewith and a purchaser thereof, which shall be in form and substance reasonably satisfactory to Administrative Agent. "Specified Equity Transactions” means the Allianz Equity Transaction and the Co-Invest Equity Transactions. “Specified Unrestricted Cash” means (a) prior to January 1, 2025, Unrestricted Cash in an amount up to 200% of Consolidated EBITDA for the most recently ended Test Period, to the extent received from the Equity Investors pursuant to the Equity Purchase Documents and (b) thereafter, Unrestricted Cash in an amount up to 100% of Consolidated EBITDA for the most recently ended Test Period. “Sterling” means the lawful currency of the United Kingdom. “Subordinated Debt” means Indebtedness which is subordinated in right of payment to the prior payment of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability pursuant to subordination provisions approved in writing by Administrative Agent and is otherwise pursuant to documentation that is, which is in an amount that is, and which contains interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies and other material terms that are, in each case, in form and substance satisfactory to Administrative Agent. “Subsidiary” means, as to any particular parent corporation or organization, any other corporation or organization more than 50% of the outstanding Voting Stock of which is at the time directly or indirectly owned by such parent corporation or organization or by any one or more other entities which are themselves subsidiaries of such parent corporation or organization. Unless otherwise expressly noted herein, the term “Subsidiary” means a Subsidiary of Ultimate Parent or of any of its Subsidiaries. Notwithstanding anything to the contrary herein, no Company Fund shall be deemed to be a Subsidiary of any Loan Party or its Subsidiaries. “Sustainability Coordinator” means Bank of Montreal, acting under its trade name, BMO Capital Markets.

-37- “Sustainability Linked Loan Principles” means the Sustainability Linked Loan Principles (as published in May 2021 and updated in July 2021 and March 2022 by the Loan Market Association, Asia Pacific Loan Market Association and the Loan Syndication & Trading Association, as further amended, revised or updated from time to time) or such other principles and metrics mutually agreed to by Borrower and the Sustainability Coordinator (each acting reasonably). “Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Tax Receivables Agreement” means that certain Tax Receivable Agreement, dated as of the Closing Date, entered into in connection with the Business Combination Agreement, by and among the Ultimate Parent, the Sellers Advisory Firm and the Sellers (as such terms are defined in the TRA), as in effect on the date hereof. “Term Credit” means the credit facility for the Term Loans described in Section 2.1. “Term Loan” is defined in Section 2.1 and, as so defined, includes a Base Rate Loan or a SOFR Loan, each of which is a “type” of Term Loan hereunder. “Term Loan Commitment” means, as to any Lender, the obligation of such Lender to make its Term Loan on the Closing Date in the principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof. Borrower and the Lenders acknowledge and agree that the Term Loan Commitments of the Lenders aggregate $100,000,000 on the date hereof. “Term Loan Percentage” means, for each Lender, the percentage of the Term Loan Commitments represented by such Lender’s Term Loan Commitment or, if the Term Loan Commitments have been terminated or have expired, the percentage held by such Lender of the aggregate principal amount of all Term Loans then outstanding. “Term Loan Maturity Date” means December 31, 2024. “Term Note” is defined in Section 2.10. “Term SOFR” means, for the applicable tenor, the Term SOFR Reference Rate on the day (such day, the “Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to (a) in the case of SOFR Loans, the first day of such applicable Interest Period, or (b) with respect to Base Rate, such day of determination of the Base Rate, in each case as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred,

-38- then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Test Period” means, at any time, the most recent Computation Period in respect of which financial statements for such quarter or fiscal year have been delivered pursuant to Section 6.5. “Third Amendment” means the Third Amendment to Credit Agreement, dated as of February 22, 2024, by and among Borrower, the Lenders party thereto and Administrative Agent. “TIG Trinity Adjusted EBITDA” means, for any period, the Consolidated EBITDA resulting from (i) the existing minority stake investments in Romspen Investment Corporation, Zebedee Capital Partners, LLP and Arkkan Opportunities Fund Ltd., (ii) any future minority stake investment in any hedge fund business by TIG Advisors, LLC, TIG Trinity Management, LLC or TIG Trinity GP, LLC, and (iii) any existing or future hedge fund investment strategy managed by TIG Advisors. “TIH AG Purchase” means the Acquisition of the Tiedemann International Holdings AG by Alvarium Wealth Management Non-UK Ltd from Robert Weeber. “Total Assets” means, at any date, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of Borrower and the other Subsidiaries on such date. “Total Consideration” means, with respect to an Acquisition, the sum (but without duplication) of (a) cash paid in respect of the purchase price of any Acquisition, (b) Contingent Acquisition Consideration and Deferred Acquisition Consideration, (c) the fair market value of any equity securities, including any warrants or options therefor, of Borrower or its Subsidiaries delivered to the seller in connection with any Acquisition, (d) the present value of covenants not to compete entered into in connection with such Acquisition or other future payments which are required to be made over a period of time and are not contingent upon Borrower or its Subsidiary meeting financial performance objectives (exclusive of salaries paid in the ordinary course of business) (discounted at the Base Rate), but only to the extent not included in clause (a), (b) or (c) above, and (e) the amount of indebtedness assumed in connection with such Acquisition. “Total Leverage Ratio” means, at any date, the ratio of (a) Indebtedness of Ultimate Parent and its Subsidiaries as of such date to (b) Consolidated EBITDA for the most recently ended Test Period.

-39- “Total Net Leverage Ratio” means, at any date, the ratio of (a) Indebtedness of Ultimate Parent and its Subsidiaries as of such date, minus any Specified Unrestricted Cash as of such date, to (b) Consolidated EBITDA for the most recently ended Test Period. “Transaction Costs” shall mean fees, premiums, expenses and other transaction costs (including original issue discount and upfront fees) payable or otherwise borne by Borrower or any Subsidiary in connection with the Transactions and the other transactions contemplated thereby. “Transactions” shall mean (a) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the creation of the Guarantees and Liens created thereby, (b) the borrowing of Loans, the issuance of Letters of Credit hereunder and the use of the proceeds thereof, (c) the consummation of the SPAC Transactions and (d) the payment of the Transaction Costs. “TTC Contribution” means the contributions of Tiedemann Trust Company to ATC and the successive contribution of Tiedemann Trust Company to a Loan Party. “UCC” means the Uniform Commercial Code, as in effect from time to time in the State of New York. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Guarantors” means each Guarantor that has been formed or is incorporated under the laws of England and Wales. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “UK Security Agreement” means the English law all asset security agreement dated as of the date hereof, among the UK Guarantors and Administrative Agent. “UK Security Document” means each of (a) the UK Security Agreement, (b) that certain English law charge over shares dated as of the date hereof, between Alvarium Wealth Management Holdings, LLC and Administrative Agent, (c) that certain English law charge over shares dated as of the date hereof, between Alvarium Asset Management Holdings, LLC and Administrative Agent and (d) any other English law charge or security agreement entered into after the date of this Agreement by any other Loan Party (as required by this Agreement or any other Loan Document), as the same may be amended, restated or otherwise modified from time to time. “Ultimate Parent” means ALTI Global, Inc. (f/k/a Alvarium Tiedemann Holdings, Inc.), a Delaware corporation.

-40- “Ultimate Parent Indebtedness Conditions” means (i) no Default or Event of Default shall exist or result from the incurrence of such Indebtedness, (ii) the lenders or holders of such Indebtedness do not have recourse to any Loan Party or Subsidiary other than Ultimate Parent, (iii) after giving effect to such Indebtedness, Ultimate Parent shall be in compliance with the covenants set forth in Section 7.13 on a pro forma basis (as of the fiscal quarter then last ended for which financial statements have been delivered to Administrative Agent), (iv) the interest on such Indebtedness shall be paid in kind (and not in cash) and such Indebtedness has no scheduled payments of principal prior to the date that is three months after the scheduled Revolving Credit Termination Date and (v) such Indebtedness has other terms that are reasonably satisfactory to Administrative Agent and, in any event, are not more restrictive taken as a whole than the terms of this Agreement. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Vested Liabilities” means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA. “United Kingdom” or “UK” means the United Kingdom of Great Britain and Northern Ireland. “Unrestricted Cash” means cash and cash equivalents of the Ultimate Parent and its Subsidiaries at such time that is held in a Controlled Account. “Unused Revolving Credit Commitments” means, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Revolving Loans and L/C Obligations. “USD Equivalent” means, with respect to any amount not denominated in U.S. Dollars (“Foreign Currency”), on any date, the amount of U.S. Dollars that may be purchased with such amount of Foreign Currency at the Spot Rate in effect on such date. “U.S. Dollars” and “$” each means the lawful currency of the United States of America. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Loan Party” means each Loan Party which is organized, formed or incorporated under the laws of a jurisdiction of the United States of America or any state thereof or the District of Columbia. “Voting Stock” of any Person means Equity Interest of any class or classes (however designated) having ordinary power for the election of directors or other similar governing body of

-41- such Person, other than Equity Interest having such power only by reason of the happening of a contingency. “Welfare Plan” means a “welfare plan” as defined in Section 3(1) of ERISA and subject to Title I of ERISA. “Wholly Owned Subsidiary” means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors’ qualifying shares as required by law) or other equity interests are owned by Borrower and/or one or more Wholly Owned Subsidiaries within the meaning of this definition. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2 Interpretation. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words “hereof”, “herein”, and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references to time of day herein are references to Chicago, Illinois, time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement. The term “shall” shall have the same meaning as the term “will”. All incorporation by reference of covenants, terms, definitions or other provisions from other agreements are incorporated into this Agreement as if such provisions were fully set forth herein, and such incorporation shall include all necessary definitions and related provisions from such other agreements but including only amendments thereto agreed to by the Lenders, and shall survive any termination of such other agreements until the occurrence of Payment in Full. Any reference to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such Law and any reference to any Law or regulation shall, unless otherwise specified, refer to such Law or regulation as amended, modified or supplemented from time to time and any successor law or regulation. References to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or

-42- prohibited hereby and in effect at any given time. References to Administrative Agent shall be taken to refer also, where the context requires, to Administrative Agent acting in its capacity as security trustee in connection with the UK Security Documents. Section 1.3 Change in Accounting Principles. (a) If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 5.5 and such change shall result in a change in the method of calculation of any financial covenant, standard or term found in this Agreement, either Borrower or the Required Lenders may by notice to the Lenders and Borrower, respectively, require that the Lenders and Borrower negotiate in good faith to amend such covenants, standards, and terms so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of Borrower and its Subsidiaries shall be the same as if such change had not been made. No delay by Borrower or the Required Lenders in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles. Until any such covenant, standard, or term is amended in accordance with this Section 2.3, financial covenants shall be computed and determined in accordance with GAAP in effect prior to such change in accounting principles. (b) Notwithstanding anything to the contrary contained in Section 1.3(a) or in the definition of “Capitalized Lease Obligations,” any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) (“FAS 842”), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. Section 1.4 Interest Rates. Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Benchmark, any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to Borrower. Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Benchmark or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract

-43- or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.5 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. Section 1.6 Pro forma and Other Calculations. (a) Notwithstanding anything to the contrary herein, the Total Leverage Ratio, Total Net Leverage Ratio, Interest Coverage Ratio and Consolidated EBITDA shall be calculated in the manner prescribed by this Section. (b) For purposes of calculating the Total Leverage Ratio, Total Net Leverage Ratio, the Interest Coverage Ratio and Consolidated EBITDA, Specified Transactions that have been completed by Borrower or any of its Subsidiaries during any Computation Period, and prior to or simultaneously with the event with respect to which the calculation of any such ratio is being made, shall be calculated on a pro forma basis assuming that all such Specified Transactions had occurred on the first day of such Computation Period. If since the beginning of any Computation Period any Person that subsequently became a Subsidiary or was merged, amalgamated or consolidated with or into Borrower or any other Subsidiary since the beginning of such Computation Period shall have completed any Specified Transaction that would have required adjustment pursuant to this Section, then Consolidated EBITDA, the Total Leverage Ratio, Total Net Leverage Ratio and the Interest Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Specified Transaction occurred at the beginning of the applicable Computation Period. (c) Unless otherwise provided, U.S. Dollar baskets set forth in the representations and warranties, covenants and events of default provisions of this Agreement (and other similar baskets; it being understood that this sentence does not apply to Section 2 of this Agreement) are calculated as of each date of measurement by the USD Equivalents thereof as of such date of measurement; provided that if any such baskets are exceeded solely as a result of fluctuations in applicable currency exchange rates after the last time such baskets were accessed, such baskets will not be deemed to have been exceeded solely as a result of such fluctuations in currency exchange rates. (d) For purpose of this Section 1.6, “Specified Transaction” shall mean any merger, acquisition or other investment or any Disposition. (e) Any financial ratios required to be maintained by any Loan Party pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

-44- SECTION 2. THE CREDIT FACILITIES Section 2.1 Term Loan Commitments. Subject to the terms and conditions hereof, each Lender, by its acceptance hereof, severally agrees to make a loan (individually a “Term Loan” and collectively for all the Lenders the “Term Loans”) in U.S. Dollars to Borrower in the amount of such Lender’s Term Loan Commitment. The Term Loans shall be advanced in a single Borrowing on the Closing Date and shall be made ratably by the Lenders in proportion to their respective Term Loan Percentages, at which time the Term Loan Commitments shall expire. As provided in Section 2.6(a), Borrower may elect that the Term Loans be outstanding as Base Rate Loans or SOFR Loans. No amount repaid or prepaid on any Term Loan may be borrowed again. Section 2.2 Revolving Credit Commitments. Subject to the terms and conditions hereof, each Lender, by its acceptance hereof, severally agrees to make a loan or loans (individually a “Revolving Loan” and collectively for all the Lenders the “Revolving Loans”) in U.S. Dollars to Borrower from time to time on a revolving basis up to the amount of (x) such Lender’s Revolving Credit Commitment minus (y) an amount equal to the Commitment Block multiplied by such Lender’s Revolver Percentage, subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date. The sum of the aggregate principal amount of Revolving Loans and L/C Obligations at any time outstanding shall not exceed an amount equal to the Revolving Credit Commitments minus the Commitment Block, in each case, as in effect at such time. Each Borrowing of Revolving Loans shall be made ratably by the Lenders in proportion to their respective Revolver Percentages. As provided in Section 2.6(a), Borrower may elect that each Borrowing of Revolving Loans be either Base Rate Loans or SOFR Loans. Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof. Section 2.3 Letters of Credit. (a) General Terms. (i) Subject to the terms and conditions hereof, as part of the Revolving Credit, the L/C Issuers shall issue standby and commercial letters of credit (each a “Letter of Credit”) for the account of Borrower or for the account of Borrower and one or more of its Subsidiaries in an aggregate undrawn face amount up to the L/C Sublimit. Each Letter of Credit shall be issued by an L/C Issuer, but each Lender shall be obligated to reimburse the applicable L/C Issuer for such Lender’s Revolver Percentage of the amount of each drawing thereunder and, accordingly, each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Lender pro rata in an amount equal to its Revolver Percentage of the L/C Obligations then outstanding. (ii) An L/C Issuer shall be under no obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit or

-45- request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer; (C) except as otherwise agreed by Administrative Agent and such L/C Issuer, such Letter of Credit is in an initial amount less than $500,000; (D) a default of any Lender’s obligations to fund under Section 2.3(c) exists, unless such L/C Issuer has entered into satisfactory arrangements with Borrower or such Lender to eliminate such L/C Issuer’s risk with respect to such Lender; or (E) any Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with Borrower or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.16(a)(iv)) with respect to the Defaulting Lender arising from either (x) the Letter of Credit then proposed to be issued or (y) such proposed Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion. (b) Applications. At any time before the Revolving Credit Termination Date, the L/C Issuers shall, at the request of Borrower, issue one or more Letters of Credit in U.S. Dollars, in a form satisfactory to the applicable L/C Issuer, with expiration dates no later than the earlier of 12 months from the date of issuance (or which are cancelable not later than 12 months from the date of issuance and each renewal) or 30 days prior to the Revolving Credit Termination Date, in an aggregate face amount as set forth above, upon the receipt of an application duly executed by Borrower and, if such Letter of Credit is for the account of one of its Subsidiaries, such Subsidiary for the relevant Letter of Credit in the form then customarily prescribed by such L/C Issuer for the Letter of Credit requested (each an “Application”). Notwithstanding anything contained in any Application to the contrary: (i) Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 2.11, and (ii) if the applicable L/C Issuer is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, Borrower’s obligation to reimburse such L/C Issuer for the amount of such drawing shall bear interest (which Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed). If Borrower so requests in any Application, an L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C

-46- Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, Borrower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date which shall comply with this paragraph; provided, however, that such L/C Issuer shall not permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of the last sentence of this clause (b) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is 30 days before the Non-Extension Notice Date (1) from Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from Administrative Agent, any Lender or Borrower that one or more of the applicable conditions specified in Section 4.2 is not then satisfied, and in each such case directing such L/C Issuer not to permit such extension. Each L/C Issuer agrees to issue amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of Borrower subject to the conditions of Section 4 and the other terms of this Section 2.3. (c) The Reimbursement Obligations. Subject to Section 2.3(b), the obligation of Borrower to reimburse the applicable L/C Issuer for all drawings under a Letter of Credit (a “Reimbursement Obligation”) shall be governed by the Application related to such Letter of Credit, except that reimbursement shall be made by no later than 3:00 p.m. on the date when each drawing is to be paid if Borrower has been informed of such drawing by the applicable L/C Issuer on or before 11:00 a.m. on the date when such drawing is to be paid or, if notice of such drawing is given to Borrower after 11:00 a.m. on the date when such drawing is to be paid, by no later than 12:00 Noon on the following Business Day, in immediately available funds at Administrative Agent’s principal office in Chicago, Illinois, or such other office as Administrative Agent may designate in writing to Borrower (who shall thereafter cause to be distributed to such L/C Issuer such amount(s) in like funds). If Borrower does not make any such reimbursement payment on the date due and the Participating Lenders fund their participations therein in the manner set forth in Section 2.3(e) below, then all payments thereafter received by Administrative Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 2.3(e) below. (d) Obligations Absolute. Borrower’s obligation to reimburse L/C Obligations as provided in subsection (c) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the relevant Application under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right

-47- of setoff against, Borrower’s obligations hereunder. The responsibility of each L/C Issuer to Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit. None of Administrative Agent, the Lenders, or the L/C Issuers shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the first sentence of this clause (d)), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable L/C Issuer; provided that the foregoing shall not be construed to excuse the applicable L/C Issuer from liability to Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by Borrower to the extent permitted by applicable Law) suffered by Borrower that are caused by such L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an L/C Issuer (as determined by a court of competent jurisdiction by final and non-appealable judgment), such L/C Issuer shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, such L/C Issuer may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (e) The Participating Interests. Each Lender (other than the Lender acting as the L/C Issuer in issuing the relevant Letter of Credit), by its acceptance hereof, shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the applicable L/C Issuer, and such L/C Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each such Lender (a “Participating Lender”), an undivided percentage participating interest (a “Participating Interest”), to the extent of its Revolver Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, such L/C Issuer. Upon any failure by Borrower to pay any Reimbursement Obligation at the time required on the date the related drawing is to be paid, as set forth in Section 2.3(c) above, or if the applicable L/C Issuer is required at any time to return to Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives a certificate in the form of Exhibit A from such L/C Issuer (with a copy to Administrative Agent) to such effect, if such certificate is received before 1:00 p.m., or not later than 1:00 p.m. the following Business Day, if such certificate is received after such time, pay to Administrative Agent for the account of such L/C Issuer an amount equal to such Participating Lender’s Revolver Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by such L/C Issuer to the date of such payment by such Participating Lender at a rate per annum equal to: (i) from the date the related payment was made by such L/C Issuer to the date two Business Days after payment by such Participating Lender

-48- is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two Business Days after the date such payment is due from such Participating Lender to the date such payment is made by such Participating Lender, the Base Rate in effect for each such day. Each such Participating Lender shall thereafter be entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with such L/C Issuer retaining its Revolver Percentage thereof as a Lender hereunder. The several obligations of the Participating Lenders to the L/C Issuers under this Section 2.3 shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set off, counterclaim or defense to payment which any Participating Lender may have or have had against Borrower, any L/C Issuer, Administrative Agent, any Lender or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Commitment of any Lender, and each payment by a Participating Lender under this Section 2.3 shall be made without any offset, abatement, withholding or reduction whatsoever. (f) Indemnification. Without duplication of the other indemnification obligations set forth herein, each Loan Party agrees to promptly indemnify the L/C Issuers against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such L/C Issuer’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment) that any applicable L/C Issuer may suffer or incur in connection with any Letter of Credit issued by it; provided, to the extent the Loan Parties fail to reimburse the L/C Issuers, the Participating Lenders shall, to the extent of their respective Revolver Percentages, promptly indemnify the L/C Issuers for any such amounts. The obligations of the Loan Parties and Participating Lenders under this Section 2.3(f) and all other parts of this Section 2.3 shall be unconditional, irrevocable and survive termination of this Agreement and of all Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder. (g) Manner of Requesting a Letter of Credit. Borrower shall provide at least five Business Days’ advance written notice to Administrative Agent of each request for the issuance of a Letter of Credit, such notice in each case to be accompanied by an Application for such Letter of Credit properly completed and executed by Borrower and, in the case of an extension or amendment or an increase in the amount of a Letter of Credit, a written request therefor, in a form acceptable to Administrative Agent and the applicable L/C Issuer, in each case, together with the fees called for by this Agreement. Administrative Agent shall promptly notify the applicable L/C Issuer of Administrative Agent’s receipt of each such notice (and such L/C Issuer shall be entitled to assume that the conditions precedent to any such issuance, extension, amendment or increase have been satisfied unless notified to the contrary by Administrative Agent or the Required Lenders) and such L/C Issuer shall promptly notify Administrative Agent and the Lenders of the issuance of the Letter of Credit so requested. (h) Replacement of any L/C Issuer. Any L/C Issuer may be replaced at any time by written agreement among Borrower, Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. Administrative Agent shall notify the Lenders of any such replacement of an L/C Issuer. At the time any such replacement shall become effective, Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer. From and after the effective date of any such replacement (i) the successor L/C Issuer shall have all the rights and obligations of the

-49- applicable L/C Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to refer to such successor or to any previous L/C Issuer, or to such successor and all previous L/C Issuers, as the context shall require. After the replacement of a L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of a L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. Section 2.4 Applicable Interest Rates. (a) Base Rate Loans. Each Base Rate Loan made or maintained by a Lender shall bear interest (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, or created by conversion from a SOFR Loan, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect, payable by Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise). (b) SOFR Loans. Each SOFR Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced or continued, or created by conversion from a Base Rate Loan, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted Term SOFR applicable to such Interest Period, payable by Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise). (c) Rate Determinations. Administrative Agent shall determine each interest rate applicable to the Loans and the Reimbursement Obligations hereunder, and its determination thereof shall be conclusive and binding except in the case of manifest error. In connection with the use or administration of Term SOFR, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Administrative Agent will promptly notify Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. Section 2.5 Minimum Borrowing Amounts; Maximum SOFR Loans. Each Borrowing of Base Rate Loans advanced under a Credit shall be in an amount not less than $100,000. Each Borrowing of SOFR Loans advanced, continued or converted under a Credit shall be in an amount equal to $1,000,000 or such greater amount which is an integral multiple of $500,000. Without Administrative Agent’s consent, there shall not be more than 10 Borrowings of SOFR Loans outstanding hereunder at any one time.

-50- Section 2.6 Manner of Borrowing Loans and Designating Applicable Interest Rates. (a) Notice to Administrative Agent. Borrower shall give notice to Administrative Agent by no later than 10:00 a.m.: (i) at least three (3) Business Days before the date on which Borrower requests the Lenders to advance a Borrowing of SOFR Loans and (ii) at least one Business Day before the date Borrower requests the Lenders to advance a Borrowing of Base Rate Loans. The Loans included in each Borrowing shall bear interest initially at the type of rate specified in such notice of a new Borrowing. Thereafter, subject to the terms and conditions hereof, Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing or, subject to the minimum amount requirement for each outstanding Borrowing set forth in Section 2.5, a portion thereof, as follows: (i) if such Borrowing is of SOFR Loans, on the last day of the Interest Period applicable thereto, Borrower may continue part or all of such Borrowing as SOFR Loans or convert part or all of such Borrowing into Base Rate Loans or (ii) if such Borrowing is of Base Rate Loans, on any Business Day, Borrower may convert all or part of such Borrowing into SOFR Loans for an Interest Period or Interest Periods specified by Borrower. Borrower shall give all such notices requesting the advance, continuation or conversion of a Borrowing to Administrative Agent by telephone, telecopy, or other telecommunication device acceptable to Administrative Agent (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing), substantially in the form attached hereto as Exhibit B (Notice of Borrowing) or Exhibit C (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to Administrative Agent. Notice of the continuation of a Borrowing of SOFR Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Base Rate Loans into SOFR Loans must be given by no later than 10:00 a.m. at least three (3) Business Days before the date of the requested continuation or conversion. All such notices concerning the advance, continuation or conversion of a Borrowing shall specify the date of the requested advance, continuation or conversion of a Borrowing (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued or converted, the type of Loans to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of SOFR Loans, the Interest Period applicable thereto. Upon notice to Borrower by Administrative Agent or the Required Lenders (or, in the case of an Event of Default under Section 8.1(j) or 8.1(k) with respect to Borrower, without notice), no Borrowing of SOFR Loans shall be advanced, continued, or created by conversion if any Default or Event of Default then exists. Borrower agrees that Administrative Agent may rely on any such telephonic, telecopy or other telecommunication notice given by any person Administrative Agent in good faith believes is an Authorized Representative without the necessity of independent investigation, and in the event any such notice by telephone conflicts with any written confirmation such telephonic notice shall govern if Administrative Agent has acted in reliance thereon. (b) Notice to the Lenders. Administrative Agent shall give prompt telephonic, telecopy or other telecommunication notice to each Lender of any notice from Borrower received pursuant to Section 2.6(a) above and the amount of such Lender’s Loan to be made as part of the requested Borrowing. (c) Borrower’s Failure to Notify. If Borrower fails to give notice pursuant to Section 2.6(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of SOFR Loans prior to the last day of its then current Interest Period within the period required by Section 2.6(a) and such Borrowing is not prepaid in accordance with Section 2.8(a), such

-51- Borrowing shall automatically be converted to a Base Rate Loan. In the event Borrower fails to give notice pursuant to Section 2.6(a) above of a Borrowing equal to the amount of a Reimbursement Obligation and has not notified Administrative Agent by 12:00 noon on the day such Reimbursement Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, Borrower shall be deemed to have requested a Borrowing of Base Rate Loans under the Revolving Credit on such day in the amount of the Reimbursement Obligation then due, which Borrowing shall be applied to pay the Reimbursement Obligation then due. (d) Disbursement of Loans. Not later than 1:00 p.m. on the date of any requested advance of a new Borrowing, subject to Section 4, each Lender shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of Administrative Agent in Chicago, Illinois (or at such other location as Administrative Agent shall designate). Administrative Agent shall make all such funds so received available to Borrower at Administrative Agent’s principal office in Chicago, Illinois (or at such other location as Administrative Agent shall designate) or by depositing or wire transferring such proceeds as Borrower and Administrative Agent may otherwise agree. (e) Administrative Agent Reliance on Lender Funding. Unless Administrative Agent shall have been notified by a Lender prior to (or, in the case of a Borrowing of Base Rate Loans, by 1:00 p.m. on) the date on which such Lender is scheduled to make payment to Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, Administrative Agent may assume that such Lender has made such payment when due and Administrative Agent may (but shall not be required to) in reliance upon such assumption make available to Borrower the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to Administrative Agent, such Lender shall, on demand, pay to Administrative Agent the amount made available to Borrower attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to Borrower and ending on (but excluding) the date such Lender pays such amount to Administrative Agent at a rate per annum equal to: (i) from the date the related advance was made by Administrative Agent to the date two Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Base Rate in effect for each such day. If such amount is not received from such Lender by Administrative Agent immediately upon demand, Borrower will, on demand, repay to Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Loan under Section 3.3 so that Borrower will have no liability under such Section with respect to such payment. Section 2.7 Maturity of Loans. (a) Scheduled Payments of Term Loans. Borrower shall make principal payments on the Term Loans on each date set forth below in the aggregate principal amount set forth opposite such date (as adjusted from time to time pursuant to Section 2.8):

-52- Date Amount Last day of each calendar quarter beginning March 31, 2023 through and including December 31, 2024 $1,250,000 Last day of calendar quarter beginning March 31, 2025 through and including December 31, 2025 $1,875,000 Last day of each calendar quarter beginning March 31, 2026 and thereafter $2,500,000 it being agreed that a final payment comprised of all principal and interest then outstanding on the Term Loans shall be due and payable on the Term Loan Maturity Date, the final maturity thereof. Each such principal payment shall be applied to the Lenders holding the Term Loans pro rata based upon their Term Loan Percentages. (b) Revolving Loans. Each Revolving Loan, both for principal and interest then outstanding, shall mature and be due and payable by Borrower on the Revolving Credit Termination Date. Section 2.8 Prepayments. (a) Optional Prepayments. Borrower may prepay in whole or in part (but, if in part, then: (i) if such Borrowing is of Base Rate Loans, in an amount not less than $100,000, (ii) if such Borrowing is of SOFR Loans, in an amount not less than $500,000, and (iii) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to Section 2.5 remains outstanding) any Borrowing of SOFR Loans at any time upon three (3) Business Days prior notice by Borrower to Administrative Agent or, in the case of a Borrowing of Base Rate Loans, upon one Business Day prior notice delivered by Borrower to Administrative Agent (or, in any case, such shorter period of time then agreed to by Administrative Agent), such prepayment, in each case, to be made by the payment of the principal amount to be prepaid and, in the case of any SOFR Loans, accrued interest thereon to the date fixed for prepayment plus any amounts due the Lenders under Section 3.3. The amount of each such prepayment pursuant to this clause (a) shall be applied as directed by Borrower or, absent any such direction, to the remaining amortization payments on the Term Loans in the direct order of maturity until paid in full and then to the Revolving Credit without a corresponding reduction in the Revolving Credit Commitments. (b) Mandatory Prepayments. (i) If Borrower or any Subsidiary shall at any time or from time to time make or agree to make a Disposition or shall suffer an Event of Loss, then Borrower shall promptly notify Administrative Agent of such proposed Disposition or Event of Loss (including the amount of the estimated Net Cash Proceeds to be received by Borrower or such Subsidiary in respect thereof) and, promptly upon receipt by Borrower or such Subsidiary (and in any event within three Business Days after receipt) of the Net Cash Proceeds of such Disposition or Event of Loss, Borrower shall prepay the Obligations in an aggregate amount equal to 100% of the amount of all such Net Cash Proceeds; provided

-53- that with respect to any Disposition other than a Specified Asset Sale (x) so long as no Default or Event of Default then exists, this subsection shall not require any such prepayment with respect to Net Cash Proceeds received on account of an Event of Loss so long as such Net Cash Proceeds are to acquire (or replace or rebuild) real property, equipment or other tangible assets (excluding inventory) to be used in the business of the Loan Parties, (y) this subsection shall not require any such prepayment with respect to Net Cash Proceeds received on account of Dispositions or Events of Loss during any fiscal year of Borrower not exceeding the greater of $7,000,000 or 10% of Consolidated EBITDA in the aggregate so long as no Default or Event of Default then exists, and (z) in the case of any Disposition not covered by clause (y) above, so long as no Default or Event of Default then exists, if Borrower states in its notice of such event that Borrower or the relevant Subsidiary intends to reinvest, within 12 months of the applicable Disposition, the Net Cash Proceeds thereof in assets similar to the assets which were subject to such Disposition, then Borrower shall not be required to make a mandatory prepayment under this subsection in respect of such Net Cash Proceeds to the extent such Net Cash Proceeds are actually reinvested in assets related to its business within such time period. Promptly after the end of such 12-month period, Borrower shall notify Administrative Agent whether Borrower or such Subsidiary has reinvested such Net Cash Proceeds in such assets, and, to the extent such Net Cash Proceeds have not been so reinvested, Borrower shall promptly prepay the Obligations in the amount of such Net Cash Proceeds not so reinvested. In addition, in the event that the Commitment Block is reduced by any Specified Asset Sale Commitment Amount and the related Specified Asset Sale is not consummated within 30 days after such reduction, the Borrower shall, within three Business Days after such 30th day, prepay the Obligations in an amount equal to such Specified Asset Sale Commitment Amount. The amount of each prepayment described in this clause (b)(i), including with respect to any Specified Asset Sales, shall be applied first to the outstanding Term Loans (to be applied to the remaining amortization payments on the Term Loans in the inverse order of maturity) until paid in full and then to the Revolving Credit without a corresponding reduction in the Revolving Credit Commitments. (ii) If after the Closing Date Ultimate Parent or any Subsidiary shall (A) issue any Indebtedness, other than Indebtedness permitted by Section 7.1(a) through (p), (r) through (u) or (B) issue any Equity Interests, other than pursuant to the Equity Purchase Documents, Borrower shall promptly notify Administrative Agent of the estimated Net Cash Proceeds of such issuance to be received by or for the account of Ultimate Parent or such Subsidiary in respect thereof. Promptly upon receipt by Ultimate Parent or such Subsidiary of Net Cash Proceeds of such issuance, Borrower shall prepay the Obligations in an aggregate amount equal to 100% of the amount of such Net Cash Proceeds. The amount of each such prepayment shall be applied first to the outstanding Term Loans (to be applied to the remaining amortization payments on the Term Loans in the inverse order of maturity) until paid in full and then to the Revolving Credit without a corresponding reduction in the Revolving Credit Commitments. Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Lenders for any breach of Section 7.1 or Section 8.1(i) or any other terms of the Loan Documents. (iii) Borrower shall, on each date the Revolving Credit Commitments are reduced pursuant to Section 2.14, prepay the Revolving Loans, and, if necessary, prefund

-54- the L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate principal amount of Revolving Loans and L/C Obligations then outstanding to the amount to which the Revolving Credit Commitments have been so reduced. (iv) Unless Borrower otherwise directs, prepayments of Loans under this Section 2.8(b) shall be applied first to Borrowings of Base Rate Loans until payment in full thereof with any balance applied to Borrowings of SOFR Loans in the order in which their Interest Periods expire. Each prepayment of Loans under this Section 2.8(b) shall be made by the payment of the principal amount to be prepaid and, in the case of any Term Loans or SOFR Loans, accrued interest thereon to the date of prepayment together with any amounts due the Lenders under Section 3.3. Each prefunding of L/C Obligations shall be made in accordance with Section 8.4. Section 2.9 Default Rate. Notwithstanding anything to the contrary contained herein, during the occurrence and continuance of an Event of Default, Administrative Agent or the Required Lenders may, at their option, by notice to Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 11.11 requiring the consent of “each Lender affected thereby” for reductions in interest rates), declare that (a) all Loans accrue interest at a rate per annum equal to the applicable Default Rate and (b) to the fullest extent permitted by law, the outstanding amount of all interest, fees and other Obligations accrue interest at a rate per annum equal to the applicable Default Rate. Section 2.10 Evidence of Indebtedness. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (b) Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder and (iii) the amount of any sum received by Administrative Agent hereunder from Borrower and each Lender’s share thereof. (c) The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, that the failure of Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of Borrower to repay the Obligations in accordance with their terms. In the event of any conflict between the records maintained by any Lender and the records maintained by Administrative Agent in such matters, the records of Administrative Agent shall control in the absence of manifest error. (d) Any Lender may request that its Loans be evidenced by a promissory note or notes in the forms of Exhibit D-1 (each such promissory note, a “Term Note”) or Exhibit D-2 (each such promissory note, a “Revolving Note”), as applicable (the Term Notes and the Revolving Notes being hereinafter referred to collectively as the “Notes” and individually as a “Note”). In such

-55- event, Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender or its registered assigns in the amount of the relevant Term Loan or Revolving Credit Commitment, as applicable. Thereafter, the Loans evidenced by such Note or Notes and interest thereon shall at all times (including after any assignment pursuant to Section 11.10) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 11.10, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in subsections (a) and (b) above. Section 2.11 Fees. (a) Revolving Credit Commitment Fee. Borrower shall pay to Administrative Agent for the ratable account of the Lenders in accordance with their Revolver Percentages a commitment fee (the “Commitment Fee”) at the rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) on the average daily Unused Revolving Credit Commitments. Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September, and December in each year (commencing on the first such date occurring after the date hereof) and on the Revolving Credit Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be paid on the date of such termination. (b) Letter of Credit Fees. On the date of issuance or extension, or increase in the amount, of any Letter of Credit pursuant to Section 2.3 hereof, Borrower shall pay to each L/C Issuer for its own account a fronting fee equal to 0.125% of the face amount of (or of the increase in the face amount of) such Letter of Credit. Quarterly in arrears, on the last day of each March, June, September, and December, commencing on the first such date occurring after the date hereof, Borrower shall pay to Administrative Agent, for the ratable benefit of the Lenders in accordance with their Revolver Percentages, a letter of credit fee (the “L/C Fee”) at a rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) in effect during each day of such quarter applied to the daily average face amount of Letters of Credit outstanding during such quarter. In addition, Borrower shall pay to each L/C Issuer for its own account such L/C Issuer’s standard issuance, drawing, negotiation, amendment, assignment, and other fees and charges for each Letter of Credit as established by such L/C Issuer from time to time. (c) Administrative Agent Fees. Borrower shall pay to Administrative Agent, for its own use and benefit, the fees agreed to between Administrative Agent and Borrower in a fee letter dated October 3, 2022, or as otherwise agreed to in writing between them. (d) Audit Fees. Borrower shall pay to Administrative Agent for its own use and benefit charges for audits of the Collateral performed by Administrative Agent or its agents or representatives in such amounts as Administrative Agent may from time to time request (Administrative Agent acknowledging and agreeing that such charges shall be computed in the same manner as it at the time customarily uses for the assessment of charges for similar collateral audits); provided, that in the absence of any Default and Event of Default, Borrower shall not be required to pay Administrative Agent for more than one such audit per calendar year.

-56- Section 2.12 Place and Application of Payments. (a) All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other Obligations payable by Borrower under this Agreement and the other Loan Documents, shall be made by Borrower to Administrative Agent by no later than 12:00 Noon on the due date thereof at the office of Administrative Agent in Chicago, Illinois (or such other location as Administrative Agent may designate to Borrower), for the benefit of the Lender(s) or L/C Issuer entitled thereto. Any payments received after such time shall be deemed to have been received by Administrative Agent on the next Business Day. All such payments shall be made in U.S. Dollars, in immediately available funds at the place of payment, in each case without set off or counterclaim. Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans and on Reimbursement Obligations in which the Lenders have purchased Participating Interests ratably to the Lenders, and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. (b) Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of the Lenders or any L/C Issuer hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may (but shall not be required to) in reliance upon such assumption, distribute to the applicable Lenders or the applicable L/C Issuer, as the case may be, the amount due. With respect to any payment that Administrative Agent makes to any Lender, L/C Issuer or other Secured Party as to which Administrative Agent determines (in its sole and absolute discretion) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) Borrower has not in fact made the corresponding payment to Administrative Agent; (2) Administrative Agent has made a payment in excess of the amount(s) received by it from Borrower either individually or in the aggregate (whether or not then owed); or (3) Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Secured Parties severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Secured Party, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. (c) Anything contained herein to the contrary notwithstanding (including Section 2.8(b)), all payments and collections received in respect of the Obligations and all proceeds of the Collateral received, in each instance, by Administrative Agent or any of the Lenders after acceleration or the final maturity of the Obligations or termination of the Commitments as a result of an Event of Default shall be remitted to Administrative Agent and distributed as follows: (i) first, to payment of that portion of the Obligations constituting (A) fees, indemnities, expenses and other amounts (including fees and disbursements and other charges of counsel payable under Section 11.13 and amounts described in Section 2.11(d)) payable to Administrative Agent in its capacity as such and (B) amounts due to, or Losses incurred by, Administrative Agent (in its capacity as trustee for the Secured Parties under each of the UK Security Documents), any Receiver and/or any Delegate under or in

-57- connection with any UK Security Document and all remuneration due to any Receiver under, or in connection with, any UK Security Document; (ii) second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, unpaid Reimbursement Obligations, interest and L/C Fees) payable to the Lenders and the L/C Issuers (including fees and disbursements and other charges of counsel payable under Section 11.13) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (b) payable to them; (iii) third, to payment of that portion of the Obligations constituting accrued and unpaid L/C Fees and charges and interest on the Loans and unpaid Reimbursement Obligations, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause (c) payable to them; (iv) fourth, (A) to payment of that portion of the Obligations constituting unpaid principal of the Loans, unpaid Reimbursement Obligations and any then-owing Hedging Liability or Funds Transfer and Deposit Account Liability and (B) to Cash Collateralize that portion of L/C Obligations comprising the undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by Borrower pursuant to Section 2.3 or 2.17, ratably among the Secured Parties in proportion to the respective amounts described in this clause (d) payable to them; provided that (x) any such amounts applied pursuant to subclause (B) above shall be paid to Administrative Agent for the account of the L/C Issuers to Cash Collateralize such L/C Obligations, (y) subject to Section 2.3(a) or 2.17, amounts used to Cash Collateralize the aggregate amount of Letters of Credit pursuant to this clause (iv) shall be used to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of Cash Collateral shall be distributed in accordance with this clause (iv); (v) fifth, to the payment in full of all other Obligations, in each case ratably among Administrative Agent, the Lenders and the L/C Issuers based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and (vi) finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Law. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Section 2.13 Account Debit. Borrower authorizes Administrative Agent, with its prior written consent, to charge any of Borrower’s deposit accounts maintained with Administrative Agent for amounts necessary to pay any then due Obligations; provided that Borrower acknowledges and agrees that Administrative Agent shall not be under an obligation to do so and Administrative Agent shall not incur any liability to Borrower or any other Person for Administrative Agent’s failure to do so.

-58- Section 2.14 Commitment Terminations. (a) Optional Revolving Credit Terminations. Borrower shall have the right at any time and from time to time, upon five Business Days prior written notice to Administrative Agent (or such shorter period of time agreed to by Administrative Agent), to terminate the Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount not less than $1,000,000 and (ii) allocated ratably among the Lenders in proportion to their respective Revolver Percentages, provided that the Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Revolving Loans and L/C Obligations then outstanding. Any termination of the Revolving Credit Commitments below the L/C Sublimit then in effect shall reduce the L/C Sublimit by a like amount. Administrative Agent shall give prompt notice to each Lender of any such termination of the Revolving Credit Commitments. (b) Any termination of the Commitments pursuant to this Section 2.14 may not be reinstated. Section 2.15 Substitution of Lenders. In the event (a) Borrower receives a claim from any Lender for compensation under Section 3.6 or 3.1, (b) Borrower receives notice from any Lender of any illegality pursuant to Section 3.4, (c) any Lender is then a Defaulting Lender or a Non-Consenting Lender (any such Lender referred to in clause (a), (b) or (c) above being hereinafter referred to as an “Affected Lender”), Borrower may, in addition to any other rights Borrower may have hereunder or under applicable Law, require, at its expense, any such Affected Lender to assign, at par, without recourse, all of its interest, rights, and obligations hereunder (including all of its Commitments and the Loans and participation interests in Letters of Credit and other amounts at any time owing to it hereunder and the other Loan Documents) to an Eligible Assignee specified by Borrower, provided that (i) such assignment shall not conflict with or violate any Laws, (ii) the Affected Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.3) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts), (iii) the assignment is entered into in accordance with, and subject to the consents required by, Section 11.10 (provided any assignment fees and reimbursable expenses due thereunder shall be paid by Borrower), (iv) in the case of any such assignment resulting from a claim for compensation under Section 3.6 or payments required to be made pursuant to Section 3.1, such assignment will result in a reduction in such compensation or payments thereafter and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. Section 2.16 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

-59- (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.11. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8 or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 11.14 shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuers hereunder; third, to Cash Collateralize each L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.17; fourth, (A) as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fifth, if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize each L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.17; sixth, to the payment of any amounts owing to the Lenders and the L/C Issuers as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Reimbursement Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Reimbursement Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Reimbursement Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (iv) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Commitment and L/C Fees.

-60- (A) No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive L/C Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolver Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.17. (C) With respect to any L/C Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each L/C Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolver Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate principal amount of Revolving Loans, participations in Reimbursement Obligations of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 11.27, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, Cash Collateralize each L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.17. (b) Defaulting Lender Cure. If Borrower, Administrative Agent and the L/C Issuers agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held pro rata by the Lenders in accordance with the Commitments (without giving effect to paragraph (a)(iv) above), whereupon, such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on

-61- behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Letters of Credit. So long as any Lender is a Defaulting Lender, no L/C Issuer shall be required to issue, extend, increase, reinstate or renew any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. Section 2.17 Cash Collateral. (a) Obligation to Cash Collateralize. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of Administrative Agent or an L/C Issuer (with a copy to Administrative Agent), Borrower shall Cash Collateralize such L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (b) Grant of Security Interest. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to Administrative Agent, for the benefit of the L/C Issuers, and agrees to maintain, a first priority security interest (subject to Liens permitted pursuant to Section 7.2(g)) in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations, to be applied pursuant to clause (c) below. If at any time Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent and the L/C Issuers as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, Borrower will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section or Section 2.16 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (d) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce an L/C Issuer’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by Administrative Agent and each L/C Issuer that there exists excess Cash Collateral; provided that, subject to Section 2.16 the Person providing Cash Collateral and the applicable L/C Issuer may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.

-62- Section 2.18 Increase in the Commitments. Borrower may, on any Business Day prior to the Revolving Credit Termination Date, request to increase the aggregate amount of the Revolving Credit Commitments by delivering an Increase Request substantially in the form attached hereto as Exhibit H (or in such other form reasonably acceptable to Administrative Agent) to Administrative Agent (the “Revolver Increase”) identifying an additional Lender (an “Additional Lender”) or additional Revolving Credit Commitment for an existing Lender and the amount of its Revolving Credit Commitment (or additional amount of its Revolving Credit Commitment); provided, however, that: (i) the aggregate amount of all such Revolver Increases shall not exceed $75,000,000 and any such Revolver Increase shall be in an amount not less than $5,000,000 (or such lesser amount then agreed to by Administrative Agent); (ii) no Default shall have occurred and be continuing at the time of the request or the effective date of the Revolver Increase; (iii) each of the representations and warranties set forth in Section 5 and in the other Loan Documents shall be and remain true and correct in all material respects on the effective date of such Revolver Increase (where not already qualified by materiality, otherwise in all respects), except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such earlier date; and (iv) in the event that all or any portion of a Revolver Increase shall be provided by an Additional Lender, Administrative Agent, in its sole discretion, shall have consented to such Additional Lender. As a condition precedent to such an increase or addition, Borrower shall deliver to Administrative Agent (x) a certificate of each Loan Party signed by an authorized officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (B) in the case of Borrower, confirming that the conditions set forth in Section 2.18(i) and (ii) above have been satisfied and (C) Borrower is in compliance (on a pro forma basis) with the covenants contained in Section 7.13 and (y) legal opinions and documents consistent with those delivered on the Closing Date, to the extent requested by Administrative Agent. The effective date of the Revolver Increase shall be agreed upon by Borrower and Administrative Agent. Upon the effectiveness thereof, Schedule 1 shall be deemed amended to reflect the Revolver Increase and the new Lender (or, if applicable, existing Lender) shall advance Revolving Loans in an amount sufficient such that after giving effect to its Revolving Loans each Lender shall have outstanding its Revolver Percentage of all Revolving Loans outstanding under the Commitments. It shall be a condition to such effectiveness that if any SOFR Loans are outstanding on the date of such effectiveness, such SOFR Loans shall be deemed to be prepaid on such date and Borrower shall pay any amounts owing to the Lenders pursuant to Section 3.3. Borrower agrees to pay the reasonable and documented expenses of Administrative Agent (including reasonable and documented attorneys’ fees) relating to any Revolver Increase. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to increase

-63- its Revolving Credit Commitment and no Lender’s Revolving Credit Commitment shall be increased without its consent thereto, and each Lender may at its option, unconditionally and without cause, decline to increase its Revolving Credit Commitment. Section 2.19 ESG Adjustments. (a) Prior to the twelve month anniversary of the Closing Date, (i) Borrower, in consultation with Administrative Agent and the Sustainability Coordinator, may in its sole discretion establish specified key performance indicators (“KPIs”) with respect to certain environmental, social and governance (“ESG”) targets of Borrower and its Subsidiaries. Administrative Agent, the Sustainability Coordinator and Borrower may amend this Agreement (such amendment, an “ESG Amendment”) solely for the purpose of incorporating the KPIs and other related provisions (the “ESG Pricing Provisions”) into this Agreement. No later than three Business Days before the posting of such proposed ESG Amendment to the Lenders and Borrower, Borrower shall deliver to the Lenders a lender presentation in regard to the ESG and KPIs. Any ESG Amendment shall become effective at 5:00 p.m. on the 10th Business Day after Administrative Agent shall have posted such proposed amendment to all Lenders and Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to Administrative Agent (who shall promptly notify Borrower) written notice that such Required Lenders object to such ESG Amendment. In the event that Required Lenders deliver a written notice objecting to any such ESG Amendment, an alternative ESG Amendment may be effectuated with the consent of the Required Lenders, Borrower and the Sustainability Coordinator. (ii) Upon the effectiveness of any such ESG Amendment, based on Borrower’s performance against the KPIs, certain adjustments (increase, decrease or no adjustment) (such adjustments, the “ESG Applicable Rate Adjustments”) to the otherwise Applicable Margin will be made; (x) in the case of the Applicable Margin for the Commitment Fee, an increase and/or decrease of 0.01% per annum and (y) in the case of the Applicable Margin for Loans and L/C Fees, an increase and/or decrease of 0.05% per annum. For the avoidance of doubt the ESG Applicable Rate Adjustments shall not be cumulative year- over-year. (iii) The KPIs, Borrower’s performance against the KPIs, and any related ESG Applicable Rate Adjustments resulting therefrom, will be determined based on certain Borrower certificates, reports and other documents, in each case, setting forth the calculation, certification, verification and measurement of the KPIs in a manner that is aligned with the Sustainability Linked Loan Principles, (and as further amended, revised or updated from time to time) and to be mutually agreed between Borrower, Administrative Agent and the Sustainability Coordinator (each acting reasonably). (b) Following the effectiveness of an ESG Amendment, any modification to the ESG Pricing Provisions shall be subject only to the consent of Borrower, Administrative Agent, the Sustainability Coordinator and the Required Lenders so long as such modification does not have

-64- the effect of reducing the Applicable Margin to a level not otherwise permitted by this Section 2.19. (c) The Sustainability Coordinator will assist Borrower in (i) determining the ESG Pricing Provisions in connection with any ESG Amendment and (ii) preparing informational materials focused on ESG to be used in connection with any ESG Amendment. (d) This Section 2.19 shall supersede any provisions in Section 11.11 to the contrary. SECTION 3. TAXES; CHANGE IN CIRCUMSTANCES Section 3.1 Withholding Taxes. (a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 3.1(b), each payment by Borrower and the Guarantors under this Agreement or the other Loan Documents shall be made without withholding or deduction for or on account of any present or future Taxes. If any such withholding or deduction is so required, Borrower or such Guarantor shall make the withholding or deduction, pay the amount withheld or deducted to the appropriate Governmental Authority before penalties attach thereto or interest accrues thereon, and, if such Tax is an Indemnified Tax, forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender, each L/C Issuer, and Administrative Agent free and clear of such Taxes (including such Taxes on such additional amount) is equal to the amount which that Lender, L/C Issuer, or Administrative Agent (as the case may be) would have received had such withholding or deduction not been made. If Administrative Agent, any L/C Issuer, or any Lender pays any amount in respect of any Indemnified Taxes, Borrower or such Guarantor shall reimburse Administrative Agent, such L/C Issuer or such Lender for that payment on demand in the currency in which such payment was made. If Borrower or such Guarantor pays any such Taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender, the L/C Issuer or Administrative Agent on whose account such withholding or deduction was made (with a copy to Administrative Agent if not the recipient of the original) on or before the thirtieth day after payment. (b) U.S. Withholding Tax Exemptions. Each Lender or L/C Issuer that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall, to the extent it is legally entitled to do so, submit to Borrower and Administrative Agent on or before the date the initial Credit Event is made hereunder or, if later, the date such financial institution becomes a Lender or L/C Issuer hereunder, two duly completed and signed copies of (i) either Form W-8BEN or Form W-8BEN-E (relating to such Lender or L/C Issuer and entitling it to a complete exemption or a reduced rate from withholding under the Code on all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents and the Obligations) or Form W- 8ECI (relating to all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents and the Obligations) or Form W-8IMY (together with such supplementary documentation as may be prescribed by applicable Law) of the United States Internal Revenue Service or (ii) solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a Form W-8BEN or Form W-8BEN-E, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the

-65- Code, is not a 10 percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of Borrower and is not a controlled foreign corporation related to Borrower (within the meaning of Section 864(d)(4) of the Code). On or before the date the initial Credit Event is made hereunder or, if later, the date such financial institution becomes a Lender or L/C Issuer hereunder or upon the request of Borrower or Administrative Agent, each Lender and L/C Issuer that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to Borrower and Administrative Agent two duly completed and sign copies of Form W-9. Thereafter and from time to time, each Lender and L/C Issuer shall submit to Borrower and Administrative Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) and such other certificates as may be (i) requested by Borrower in a written notice, directly or through Administrative Agent, to such Lender or L/C Issuer and (ii) required under then current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents or the Obligations. (c) Inability of Lender to Submit Forms. If any Lender or L/C Issuer determines, as a result of any change in applicable Law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to Borrower or Administrative Agent any form or certificate that such Lender or L/C Issuer is obligated to submit pursuant to subsection (b) of this Section 3.1 or that such Lender or L/C Issuer is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender or L/C Issuer shall promptly notify Borrower and Administrative Agent of such fact and the Lender or L/C Issuer shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable. Section 3.2 Other Taxes. Borrower agrees to pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes. Section 3.3 Funding Indemnity. If any Lender shall incur any loss, cost or expense (including any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any SOFR Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender) as a result of: (a) any payment, prepayment or conversion of a SOFR Loan on a date other than the last day of its Interest Period, (b) any failure (because of a failure to meet the conditions of Section 4 or otherwise) by Borrower to borrow or continue a SOFR Loan, or to convert a Base Rate Loan into a SOFR Loan on the date specified in a notice given pursuant to Section 2.6(a), (c) any failure by Borrower to make any payment of principal on any SOFR Loan when due (whether by acceleration or otherwise), or

-66- (d) any acceleration of the maturity of a SOFR Loan as a result of the occurrence of any Event of Default hereunder, then, upon the demand of such Lender, Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to Borrower, with a copy to Administrative Agent, a certificate setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such certificate shall be conclusive and binding on Borrower absent manifest error. Section 3.4 Change in Law. Notwithstanding any other provisions of this Agreement or any other Loan Document, if at any time any Change in Law or regulation or in the interpretation thereof makes it unlawful for any Lender to make or continue to maintain any SOFR Loans or to perform its obligations as contemplated hereby, such Lender shall promptly give notice thereof to Borrower and such Lender’s obligations to make or maintain SOFR Loans under this Agreement shall be suspended until it is no longer unlawful for such Lender to make or maintain SOFR Loans. Borrower shall prepay on demand the outstanding principal amount of any such affected SOFR Loans, together with all interest accrued thereon and all other amounts then due and payable to such Lender under this Agreement; provided, that, subject to all of the terms and conditions of this Agreement, Borrower may then elect to borrow the principal amount of the affected SOFR Loans from such Lender by means of Base Rate Loans from such Lender, which Base Rate Loans shall not be made ratably by the Lenders but only from such affected Lender and which shall be determined without reference to clause (c) of the definition of “Base Rate”. Upon any such repayment, Borrower shall also pay any additional amounts required pursuant to Section 3.3. Section 3.5 Inability to Determine Rates. Subject to Section 3.8, if, on or prior to the first day of any Interest Period for any SOFR Loan: (a) Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that Term SOFR cannot be determined pursuant to the definition thereof, or (b) the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, and the Required Lenders have provided notice of such determination to Administrative Agent, then Administrative Agent will promptly so notify Borrower and each Lender. Upon notice thereof by Administrative Agent to Borrower, any obligation of the Lenders to make or continue SOFR Loans shall be suspended (to the extent of the affected SOFR Loans and, in the case of a SOFR Loan, the affected Interest Periods) until Administrative Agent revokes such notice. Upon receipt of such notice, (i) Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans and, in the case of a SOFR Loan, the affected Interest Periods) or, failing that, Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have

-67- been converted into Base Rate Loans immediately or, in the case of a SOFR Loans, at the end of the applicable Interest Period. Upon any such conversion, Borrower shall also pay any additional amounts required pursuant to Section 3.3. Section 3.6 Increased Cost and Reduced Return. (a) If any Change in Law: (i) shall subject any Lender (or its Lending Office) or any L/C Issuer to any tax, duty or other charge with respect to its SOFR Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make SOFR Loans, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Lender (or its Lending Office) or any L/C Issuer of the principal of or interest on its SOFR Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement or any other Loan Document in respect of its SOFR Loans, Letter(s) of Credit, any participation therein, any Reimbursement Obligations owed to it, or its obligation to make SOFR Loans, or issue a Letter of Credit, or acquire participations therein (except for changes in the rate of tax on the overall net income of such Lender or its Lending Office or any L/C Issuer imposed by the jurisdiction in which such Lender’s or such L/C Issuer’s principal executive office or Lending Office is located); or (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including any such requirement imposed by the FRB) or any L/C Issuer or shall impose on any Lender (or its Lending Office) or any L/C Issuer or on the interbank market any other condition affecting its SOFR Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed to it, or its obligation to make SOFR Loans, or to issue a Letter of Credit, or to participate therein; and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) or such L/C Issuer of making or maintaining any SOFR Loan, issuing or maintaining a Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) or such L/C Issuer under this Agreement or under any other Loan Document with respect thereto, by an amount deemed by such Lender or L/C Issuer to be material, then, within 15 days after demand by such Lender or L/C Issuer (with a copy to Administrative Agent), Borrower shall be obligated to pay to such Lender or L/C Issuer such additional amount or amounts as will compensate such Lender or L/C Issuer for such increased cost or reduction. (b) If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or L/C Issuer or any lending office of such Lender or such Lender’s or L/C Issuer’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or L/C Issuer capital or on the capital of such Lender’s or L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or L/C Issuer’s policies and the policies of such

-68- Lender’s or L/C Issuer’s holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company for any such reduction suffered. (c) A certificate of a Lender or L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or L/C Issuer or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to Borrower, shall be conclusive absent manifest error. Borrower shall pay such Lender or L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. Section 3.7 Lending Offices. Each Lender may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a “Lending Office”) for each type of Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to Borrower and Administrative Agent. To the extent reasonably possible, a Lender shall designate an alternative branch or funding office with respect to its SOFR Loans to reduce any liability of Borrower to such Lender under Section 3.6 or to avoid the unavailability of SOFR Loans under Section 3.5, so long as such designation is not otherwise disadvantageous to the Lender. Section 3.8 Effect of Benchmark Transition Event. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

-69- (c) Notice; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Administrative Agent will promptly notify Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.8. Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.8, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.8. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. SECTION 4. CONDITIONS PRECEDENT Section 4.1 Initial Credit Event. The obligation of each Lender and each L/C Issuer to participate in the initial Credit Event hereunder is subject to satisfaction or waiver by the applicable party of the following conditions precedent:

-70- (a) Administrative Agent shall have received each of the following, in each case (x) duly executed by all applicable parties, (y) dated a date satisfactory to Administrative Agent, and (z) in form and substance satisfactory to Administrative Agent: (i) this Agreement; (ii) if requested by any Lender, Notes in compliance with the provisions of Section 2.10; (iii) the Collateral Documents, together with, to the extent required pursuant to any Collateral Document, (A) original stock certificates or other similar instruments or securities representing all of the issued and outstanding equity interests in each applicable Subsidiary as of the Closing Date, (B) stock powers for the Collateral consisting of the equity interest in each Subsidiary executed in blank and undated, (C) UCC financing statements to be filed against Borrower and each applicable Subsidiary, as debtor, in favor of Administrative Agent, as secured party, (D) patent, trademark, and copyright Collateral Documents, and (E) deposit account, securities account, and commodity account control agreements; (iv) evidence of insurance required to be maintained under the Loan Documents; (v) copies of each Loan Party’s articles of incorporation and bylaws (or comparable organizational documents) and any amendments thereto, certified in each instance by its Secretary, Assistant Secretary or other director or officer; (vi) copies of resolutions of each Loan Party’s board of directors (or similar governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby and appointing authorized signatories to execute the Loan Documents to which it is a party on its behalf, together with specimen signatures of the persons authorized to execute such documents on each Loan Party’s behalf, all certified in each instance by its Secretary, Assistant Secretary or other director or officer; (vii) to the extent applicable, copies of the certificates of good standing for each Loan Party (dated no earlier than 30 days prior to the date hereof) from its jurisdiction of incorporation or organization; (viii) a list of Borrower’s Authorized Representatives; (ix) the initial fees called for by Section 2.11; (x) to the extent applicable, financing statement, tax, and judgment lien search results against the Property of Borrower and each applicable Subsidiary evidencing the absence of Liens on its Property except as permitted by Section 7.2; (xi) pay off and lien release letters from creditors of Borrower and each applicable Subsidiary setting forth, among other things, the total amount of indebtedness

-71- outstanding and owing to them (or outstanding letters of credit issued for the account of Borrower or any applicable Subsidiary) and containing an undertaking to cause to be delivered to Administrative Agent UCC termination statements and any other lien release instruments necessary to release their Liens on the assets of Borrower and each applicable Subsidiary; (xii) the favorable written opinion of counsel to Borrower and each Guarantor (or with respect to any Loan Party that is a Foreign Subsidiary, Administrative Agent); (xiii) a fully executed Internal Revenue Service Form W-9 for Borrower; (xiv) a solvency certificate in the form of Exhibit I; (xv) a certificate, confirming that the conditions set forth in Section 4.2(a) and (b) below have been satisfied; (xvi) financial information of Cartesian Growth Corporation, Tiedemann Wealth Management Holdings, LLC and its subsidiaries, TIG Trinity Management, LLC and its subsidiary, TIG Trinity GP, LLC and its subsidiaries, and Alvarium Investments Limited, as filed with the Securities and Exchange Commission on Form S-4; (xvii) a pro forma Compliance Certificate after giving effect to the Transactions; (xviii) a fully executed Beneficial Ownership Certification; and (xix) such other agreements, instruments, documents, certificates, and opinions as Administrative Agent may reasonably request. (b) The capital and organizational structure of Borrower and its Subsidiaries shall be satisfactory to Administrative Agent, the Lenders, and the L/C Issuers. (c) The SPAC Transaction shall have been, or will concurrently with the closing of this Agreement, be consummated in accordance with applicable law and on satisfactory terms in accordance with the Business Combination Agreement. (d) No provision of the Business Combination Agreement shall have been waived, amended, supplemented or otherwise modified without approval of the Lenders if such waiver, amendment or supplement would have a material adverse effect on the rights and remedies of the Lenders in respect of the Loan Documents. For the avoidance of doubt, any waiver or amendment to the definition of Material Adverse Effect in the Business Combination Agreement is deemed to have a material adverse effect for purposes of this clause (d). (e) Administrative Agent shall have received the initial fees called for by the Loan Documents, together with all other fees, costs and expenses required to be paid by Borrower at or before closing. (f) Administrative Agent and its counsel shall have completed all legal, tax and regulatory due diligence, including all documentation required by bank regulatory authorities

-72- under applicable Anti-Corruption Laws and Anti-Money Laundering Laws, the results of which shall be satisfactory to Administrative Agent in its sole discretion. Section 4.2 All Credit Events. The obligation of each Lender and each L/C Issuer to participate in any Credit Event (including any initial Credit Event) hereunder is subject to the following conditions precedent: (a) each of the representations and warranties set forth herein and in the other Loan Documents shall be and remain true and correct in all material respects as of said time; provided that any such representation or warranty which expressly relates to a given date or period shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be, and any representation and warranty that is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct (after giving effect to such qualification therein) in all respects; (b) no Default or Event of Default shall have occurred and be continuing or would occur as a result of such Credit Event; and (c) in the case of a Borrowing Administrative Agent shall have received the notice required by Section 2.6, in the case of the issuance of any Letter of Credit the applicable L/C Issuer shall have received a duly completed Application for such Letter of Credit together with any fees called for by Section 2.11, and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor in a form acceptable to such L/C Issuer together with fees called for by Section 2.11. Each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by Borrower on the date on such Credit Event as to the facts specified in subsections (a) through (c), both inclusive, of this Section; provided, that the Lenders may continue to make advances under the Revolving Credit, in the sole discretion of the Lenders with Revolving Credit Commitments, notwithstanding the failure of Borrower to satisfy one or more of the conditions set forth above and any such advances so made shall not be deemed a waiver of any Default or Event of Default or other condition set forth above that may then exist. SECTION 5. REPRESENTATIONS AND WARRANTIES Borrower and each other Loan Party represents and warrants to Administrative Agent, the Lenders, and the L/C Issuers as follows: Section 5.1 Organization and Qualification. Each Loan Party is (a) duly organized, formed or incorporated, validly existing, and (to the extent applicable) in good standing as a corporation, company limited by shares, limited liability company, private limited company, or partnership, as applicable under the laws of the jurisdiction in which it is organized, (b) has full and adequate power to own its Property and conduct its business as now conducted, and (c) is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except, with respect to this clause (c), where the failure to do so would not have a Material Adverse Effect.

-73- Section 5.2 Subsidiaries. Each Subsidiary that is not a Loan Party (a) is duly organized, formed or incorporated, validly existing, and (to the extent applicable) in good standing under the laws of the jurisdiction in which it is organized, (b) has full and adequate power to own its Property and conduct its business as now conducted, and (c) is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except, with respect to this clause (c), where the failure to do so would not have a Material Adverse Effect. Schedule 5.2 (as modified from time to time pursuant to Section 6.10) identifies each Subsidiary, the jurisdiction of its organization, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by Borrower and its Subsidiaries and, if such percentage is not 100% (excluding directors’ qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. All of the outstanding shares of capital stock and other equity interests of Borrower and each Subsidiary are validly issued and outstanding and fully paid and non-assessable and all such shares and other equity interests indicated on Schedule 5.2 as owned by a Loan Party are owned, beneficially and of record, by Borrower or such Subsidiary free and clear of all Liens other than Liens permitted by Section 7.2 and the Liens granted in favor of Administrative Agent pursuant to the Collateral Documents. There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary. Section 5.3 Authority and Validity of Obligations. Borrower has full right and authority to enter into this Agreement and the other Loan Documents executed by it, to make the borrowings herein provided for, to grant to Administrative Agent the Liens described in the Collateral Documents executed by Borrower, and to perform all of its obligations hereunder and under the other Loan Documents executed by it. Each other Loan Party has full right and authority to enter into the Loan Documents executed by it, to guarantee the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability, to grant to Administrative Agent the Liens described in the Collateral Documents executed by such Person and to perform all of its obligations under the Transactions and under the Loan Documents executed by it. The Loan Documents delivered by Borrower and the other Loan Parties have been duly authorized, executed, and delivered by such Persons and constitute valid and binding obligations of Borrower and such Loan Parties enforceable against each of them in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this Agreement and the other Loan Documents do not, nor does the performance or observance by Borrower or any other Loan Party of any of the matters and things herein or therein provided for, (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon Borrower or any other Loan Party or any provision of the organizational documents (e.g., charter, certificate or articles of incorporation and bylaws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents) of Borrower or any other Loan Party, (b) conflict with, contravene or constitute a default under any material indenture or agreement of or affecting Borrower or any other Loan Party or any of their Property, or (c) result in the creation or imposition of any Lien on any Property of Borrower or any other Loan Party other than the Liens granted in favor of Administrative Agent pursuant to the Collateral Documents.

-74- Section 5.4 Use of Proceeds; Margin Stock. Borrower shall use the proceeds of the Term Loans to refinance certain Indebtedness, to pay Transaction Costs and for its general working capital and other general corporate purposes (including Permitted Acquisitions); and Borrower shall use the proceeds of the Revolving Credit solely for its general working capital (including bonus compensation) and Permitted Acquisitions. Neither Borrower nor any Subsidiary is engaged, principally or as one of its important activities, in the business of purchasing or carrying margin stock or in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the FRB), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. Margin stock (as hereinabove defined) constitutes less than 25% of the assets of Borrower and its Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder. Section 5.5 Financial Reports. All financial statements related to Ultimate Parent or any of its Subsidiaries that Administrative Agent has received from a Loan Party in accordance with this Agreement (whether pursuant to Section 4.1 or Section 6.5 and including the Initial Financial Statements) (i) fairly present in all material respects the financial condition of such Person and its Subsidiaries as of the date of such financial statements and the results of operations and cash flows of such Person and its Subsidiaries for the period then ended in conformity with GAAP applied on a consistent basis and (ii) are only representative of the combined results of such Person and its Subsidiaries and do not include any other entities that are not Subsidiaries. Neither Ultimate Parent nor any Subsidiary has contingent liabilities which are material to it other than as indicated on such financial statements. Section 5.6 No Material Adverse Change. Since December 31, 2021, there has been no change in the financial condition of Borrower or any Subsidiary except those occurring in the ordinary course of business, none of which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. Section 5.7 Full Disclosure. The statements and information furnished in writing to Administrative Agent and the Lenders by the Loan Parties or on their behalf by their representatives (other than information of a general economic or industry-specific nature) in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Lenders to provide all or part of the financing contemplated hereby, taken as a whole, do not contain any untrue statements of a material fact or omit a material fact necessary to make the material statements contained herein or therein not misleading, Administrative Agent and the Lenders acknowledging that as to any projections furnished to Administrative Agent and the Lenders, the Loan Parties only represent that the same were prepared on the basis of information and estimates the Loan Parties believed to be reasonable. The information included in the Beneficial Ownership Certification, as updated in accordance with Section 6.9(b), is true and correct in all material respects. Section 5.8 Intellectual Property, Franchises, and Licenses. The Loan Parties and their Subsidiaries own, possess, or have the right to use all necessary patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how, and confidential commercial and proprietary information necessary to conduct their businesses as now conducted,

-75- without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person. Section 5.9 Governmental Authority and Licensing. The Loan Parties and their Subsidiaries have received all licenses, permits, and approvals of all Governmental Authorities, if any, necessary to conduct their businesses, in each case, except where the failure to obtain or maintain the same could not reasonably be expected to have a Material Adverse Effect. No investigation or proceeding is pending or, to the knowledge of any Loan Party, threatened, before or by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect. Section 5.10 Good Title. The Loan Parties and their Subsidiaries have good and defensible title (or valid leasehold interests) to their assets as reflected on the most recent consolidated balance sheet of Borrower and its Subsidiaries furnished to Administrative Agent and the Lenders (except for sales of assets in the ordinary course of business), subject to no Liens other than such thereof as are permitted by Section 7.2. Section 5.11 Litigation and Other Controversies. There is no litigation or governmental or arbitration proceeding or labor controversy pending, nor to the knowledge of any Loan Party threatened, against any Loan Party or any of its Subsidiaries or any of their Property (a) as of the Closing Date, that involve any Loan Document or the Transactions or (b) which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or to materially adversely affect the Transactions. Section 5.12 Taxes. (a) All Tax returns required to be filed by any Loan Party or any Subsidiary in any jurisdiction have, in fact, been filed, and all Taxes, assessments, fees, and other governmental charges upon any Loan Party or any Subsidiary or upon any of its Property, income or franchises have been paid, except (i) such Taxes, assessments, fees and governmental charges, if any, as are being contested in good faith and by appropriate proceedings diligently conducted which prevent enforcement of the matter under contest and as to which adequate reserves established in accordance with GAAP have been provided or (ii) which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect or to materially adversely affect the Transactions. No Loan Party knows of any proposed additional Tax assessment against it or its Subsidiaries for which adequate provisions in accordance with GAAP have not been made on their accounts, except to the extent such additional Tax assessments would individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect or to materially adversely affect the Transactions. Adequate provisions in accordance with GAAP for Taxes on the books of each Loan Party and each Subsidiary have been made for all open years, and for its current fiscal period. (b) Each Loan Party is resident for Tax purposes only in its jurisdiction of incorporation or organization and none of the Loan Parties has a branch, agency or permanent establishment in any other jurisdiction for Tax purposes.

-76- (c) No Loan Party is a member of a group for VAT purposes with any person other than another Loan Party. Section 5.13 Approvals. No authorization, consent, license or exemption from, or filing or registration with, any Governmental Authority, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by any Loan Party of any Loan Document or the Transactions, except for such approvals which have been obtained prior to the date of this Agreement and remain in full force and effect. Section 5.14 Investment Company. No Loan Party nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended and no UK Guarantor (excluding each Guarantor listed on Schedule 5.14 (as such schedule may be updated from time to time by the Loan Parties)) carries on any business in the United Kingdom which requires it to be authorized by the United Kingdom Financial Conduct Authority or the United Kingdom Prudential Authority. Section 5.15 ERISA; Plan Assets; Prohibited Transactions. (a) Borrower and each other member of its Controlled Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. No Loan Party nor any Subsidiary has any contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA. (b) All Foreign Pension Plans sponsored or maintained by any Loan Party or any Subsidiary are maintained in accordance with the requirements of applicable foreign law, except where noncompliance could not reasonably be expected to have a Material Adverse Effect. (c) No Loan Party is an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code) which is subject to Section 4975 of the Code. Assuming such Lender is not using “plan assets” (within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA), unless such Lender relies on a prohibited transaction exemption all the conditions of which are satisfied, neither the execution of this Agreement nor the making of Loans or issuing of Letters of Credit hereunder gives rise to a nonexempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. No Loan Party is subject to any law, rule or regulation which is substantially similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code. (d) No Loan Party nor any of its Subsidiaries or Affiliates is or has at any time been (i) an employer (for the purposes of sections 38 to 51 of the United Kingdom’s Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the United Kingdom’s Pensions Schemes Act 1993) or (ii) “connected” with or an “associate” (as those terms are used in sections 38 and 43 of the United Kingdom’s Pensions Act 2004) of such an employer.

-77- (e) All employer and employee contributions (including insurance premiums) required from any Loan Party or any of its Affiliates by applicable law or by the terms of any Foreign Pension Plan (including any policy held thereunder) have been made, or, if applicable, accrued in accordance with normal accounting practices. Section 5.16 Compliance with Laws. (a) The Loan Parties and their Subsidiaries are in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their Property or business operations (including the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), where any such noncompliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. (b) Without limiting the representations and warranties set forth in Section 5.16(a) above, except for such matters, individually or in the aggregate, which could not reasonably be expected to result in a Material Adverse Effect, each Loan Party represents and warrants that: (i) such Loan Party and its Subsidiaries, and each of the Premises, comply in all material respects with all applicable Environmental Laws; (ii) such Loan Party and its Subsidiaries have obtained all governmental approvals required for their operations and each of the Premises by any applicable Environmental Law; (iii) such Loan Party and its Subsidiaries have not, and such Loan Party has no knowledge of any other Person who has, caused any Release, threatened Release or disposal of any Hazardous Material at, on, about, or off any of the Premises in any material quantity and, to the knowledge of such Loan Party, none of the Premises are adversely affected by any Release, threatened Release or disposal of a Hazardous Material originating or emanating from any other property; (iv) none of the Premises contain and have contained any: (1) underground storage tank, (2) material amounts of asbestos containing building material, (3) landfills or dumps, (4) hazardous waste management facility as defined pursuant to RCRA or any comparable state law, or (5) site on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law; (v) such Loan Party and its Subsidiaries have not used a material quantity of any Hazardous Material and have conducted no Hazardous Material Activity at any of the Premises; (vi) such Loan Party and its Subsidiaries have no material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (vii) such Loan Party and its Subsidiaries are not subject to, have no notice or knowledge of and are not required to give any notice of any Environmental Claim involving such Loan Party or any of its Subsidiaries or any of the Premises, and there are no conditions or occurrences at any of the Premises which could reasonably be anticipated to form the basis for an Environmental Claim against such Loan Party or any of its Subsidiaries or such Premises; (viii) none of the Premises are subject to any, and such Loan Party has no knowledge of any imminent restriction on the ownership, occupancy, use or transferability of the Premises in connection with any (1) Environmental Law or (2) Release, threatened Release or disposal of a Hazardous Material; and (ix) there are no conditions or circumstances at any of the Premises which pose an unreasonable risk to the environment or the health or safety of Persons.

-78- Section 5.17 Sanctions; Anti-Money Laundering Laws and Anti-Corruption Laws. (a) None of the Loan Parties, any of their Subsidiaries, any director, officer or employee of any Loan Party or any of their Subsidiaries, nor, to the knowledge of any Loan Party, any agent or representative of any Loan Party or any of their Subsidiaries, is a Sanctioned Person or currently the subject or target of any Sanctions. (b) The Loan Parties, each of their Subsidiaries, each of the Loan Parties’ and their Subsidiaries’ respective directors, officers and employees, and, to the knowledge of each Loan Party, each of such Loan Party’s and its Subsidiaries’ respective agents and representatives, is in compliance with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (c) The Loan Parties and their Subsidiaries have instituted and maintain in effect policies and procedures reasonably designed to ensure compliance by the Loan Parties, their Subsidiaries, and the Loan Parties’ and their Subsidiaries’ respective directors, officers, employees and agents with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. Section 5.18 Other Agreements. No Loan Party nor any Subsidiary is in default under the terms of any covenant, indenture or agreement of or affecting such Person or any of its Property, which default if uncured could reasonably be expected to have a Material Adverse Effect. Section 5.19 Solvency. (a) The Loan Parties and their Subsidiaries, individually and taken in the aggregate, are solvent, able to pay their debts as they become due, and have sufficient capital to carry on their business and all businesses in which they are about to engage. (b) Immediately after the consummation of the Transactions to occur on the date of this Agreement, no UK Guarantor or Subsidiary incorporated in the United Kingdom will (i) (A) be unable to or have admitted its inability to pay its debts as they fall due, (B) be deemed to be, or declare that it is, unable to pay its debts under applicable law, (C) have suspended or have threatened to suspend making payments on any of its debts or (D) by reason of actual or anticipated financial difficulties, have commenced negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness; (ii) have aggregate assets that are less than its liabilities (taking into account contingent and prospective liabilities); or (iii) have requested, obtained, declared, or have had declared a moratorium, in respect of any Indebtedness, in each case to the extent this would constitute an Event of Default under any of Sections 8.1(l) through 8.1(n). Section 5.20 No Default. No Default or Event of Default has occurred and is continuing. Section 5.21 No Broker Fees. No broker’s or finder’s fee or commission will be payable with respect hereto or any of the transactions contemplated hereby; and Borrower hereby agrees to indemnify Administrative Agent and the Lenders against, and agrees that it will hold Administrative Agent and the Lenders harmless from, any claim, demand, or liability for any such broker’s or finder’s fees alleged to have been incurred in connection herewith or therewith and any

-79- expenses (including reasonable attorneys’ fees) arising in connection with any such claim, demand, or liability. Section 5.22 EEA Financial Institution. No Loan Party, nor any of their respective Subsidiaries, is an EEA Financial Institution. SECTION 6. AFFIRMATIVE COVENANTS Until such time as Payment in Full has occurred, Borrower and each other Loan Party covenants and agrees that: Section 6.1 Maintenance of Business. (a) Each Loan Party shall, and shall cause each of its Subsidiaries to, preserve and maintain its existence, except as otherwise provided in Section 7.4(a) and (k) or Section 7.5. (b) Each Loan Party shall, and shall cause each of its Subsidiaries to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other proprietary rights necessary to the proper conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect. Section 6.2 Maintenance of Properties. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain, preserve, and keep its property, plant, and equipment in good repair, working order and condition (ordinary wear and tear excepted), and shall from time to time make all needful and proper repairs, renewals, replacements, additions, and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained, except to the extent that, in the reasonable business judgment of such Person, any such Property is no longer necessary for the proper conduct of the business of such Person. Section 6.3 Taxes and Assessments. Each Loan Party shall duly pay and discharge, and shall cause each of its Subsidiaries to duly pay and discharge, all Taxes, rates, assessments, fees, and governmental charges upon or against it or its Property, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that (i) the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor and (ii) the failure to do so could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect. Section 6.4 Insurance. Each Loan Party shall insure and keep insured, and shall cause each of its Subsidiaries to insure and keep insured, with good and responsible insurance companies, all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks (including flood insurance with respect to any improvements on real Property consisting of building or parking facilities in an area designated by a governmental body as having special flood hazards), and in such amounts, as are insured by Persons similarly situated and operating like Properties; and each Loan Party shall insure, and shall cause each of its Subsidiaries to insure, such other hazards and risks (including business interruption, employers’ liability risks) with good and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses. Each Loan Party shall in any event maintain, and cause each

-80- of its Subsidiaries to maintain, insurance on the Collateral to the extent required by the Collateral Documents. All such policies of insurance shall contain customary lender’s loss payable endorsements, naming Administrative Agent (or its security trustee) as a lender loss payee, assignee or additional insured, as appropriate, as its interest may appear, and showing only such other loss payees, assignees and additional insureds as are satisfactory to Administrative Agent. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days’ (10 days’ in the case of nonpayment of insurance premiums) prior written notice to Administrative Agent in the event of cancellation of the policy for any reason whatsoever. Borrower shall (a) (i) use commercially reasonable efforts without undue burden of expense to Borrower to deliver to Administrative Agent on the Closing Date or (ii) deliver to Administrative Agent after the Closing Date and at such other times as Administrative Agent shall reasonably request, pursuant to arrangements and timing mutually and reasonably agreed upon by Administrative Agent, in its reasonable discretion, and Borrower, certificates evidencing the maintenance of insurance required hereunder, (b) promptly upon renewal of any such policies, certificates evidencing the renewal thereof, and (c) promptly following request by Administrative Agent, copies of all insurance policies of the Loan Parties and their Subsidiaries. Section 6.5 Financial Reports. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain a standard system of accounting in accordance with GAAP and shall furnish to Administrative Agent for further distribution to each Lender such information respecting the business and financial condition of such Loan Party or any of its Subsidiaries as Administrative Agent or such Lender may reasonably request; and without any request, shall furnish to Administrative Agent (for distribution to the Lenders): (a) as soon as available, and in any event no later than 45 days after the last day of each fiscal quarter of each fiscal year of Ultimate Parent (or in the case of the fourth fiscal quarter of each fiscal year, 90 days after the last day thereof), a copy of the consolidated balance sheet of Ultimate Parent and its Subsidiaries as of the last day of such fiscal quarter and the consolidated statements of income, retained earnings, and cash flows of Ultimate Parent and its Subsidiaries for the fiscal quarter then ended and, beginning March 31, 2024, for the fiscal year to date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by Ultimate Parent in accordance with GAAP (subject to the absence of footnote disclosures and year end audit adjustments) and certified to by the chief financial officer or another officer of Ultimate Parent acceptable to Administrative Agent; (b) as soon as available, and in any event no later than (i) April 30, 2023, the Initial Financial Statements and (ii) beginning with the fiscal year ending December 31, 2023, 90 days after the last day of each fiscal year of Ultimate Parent (x) a copy of the consolidated balance sheet of Ultimate Parent and its Subsidiaries as of the last day of the fiscal year then ended and the consolidated statements of income, retained earnings, and cash flows of Ultimate Parent and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail and, beginning December 31, 2024, showing in comparative form the figures for the previous fiscal year, and, accompanied in the case of the consolidated financial statements by an unqualified opinion of KPMG LLP or another firm of independent public accountants of recognized national standing, selected by Ultimate Parent and reasonably satisfactory to Administrative Agent and the Required Lenders, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly in accordance with

-81- GAAP the consolidated financial condition of Ultimate Parent and its Subsidiaries as of the close of such fiscal year and the results of their operations for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances and (y) a copy of the consolidating balance sheet of Ultimate Parent and its Subsidiaries as of the last day of the fiscal year then ended and the consolidating statements of income of Ultimate Parent and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail and, beginning December 31, 2024, showing in comparative form the figures for the previous fiscal year and certified to by the chief financial officer or another officer of Ultimate Parent acceptable to Administrative Agent; (c) promptly after receipt thereof, any final management letters or other detailed information contained in writing concerning significant aspects of any Loan Party’s or any Subsidiary’s operations and financial affairs given to it by its independent public accountants; (d) promptly after the sending or filing thereof, copies of each financial statement, report, notice or proxy statement sent by Ultimate Parent, any Loan Party or any Subsidiary to its stockholders or other equity holders, and copies of each regular, periodic or special report, registration statement or prospectus (including all Form 10 K, Form 10 Q and Form 8 K reports) filed by Ultimate Parent, any Loan Party or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency; (e) promptly after receipt thereof, a copy of each audit made by any regulatory agency of the books and records of any Loan Party or any Subsidiary or of notice of any material noncompliance with any applicable Law, regulation or guideline relating to any Loan Party or any Subsidiary, or its business; (f) as soon as available, and in any event no later than 90 days after to the end of each fiscal year of Ultimate Parent, a copy of Ultimate Parent’s consolidated business plan for the following fiscal year, such business plan to show Ultimate Parent’s projected consolidated and consolidating revenues, expenses and balance sheet on a quarter by quarter/month by month basis, such business plan to be in reasonable detail prepared by Ultimate Parent and in form satisfactory to Administrative Agent and the Required Lenders (which shall include a summary of all assumptions made in preparing such business plan); (g) promptly after knowledge thereof shall have come to the attention of any responsible officer of any Loan Party, written notice of (i) any threatened or pending litigation or governmental or arbitration proceeding or labor controversy against any Loan Party or any Subsidiary or any of their Property which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) the occurrence of any Default or Event of Default hereunder; (h) with each of the financial statements delivered pursuant to subsections (a) and (b) above, a written certificate in the form attached hereto as Exhibit E signed by the chief financial officer of Ultimate Parent or another officer of Ultimate Parent acceptable to Administrative Agent to the effect that to the best of such officer’s knowledge and belief (x) no Default or Event of

-82- Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by any Loan Party or any Subsidiary to remedy the same and (y) an updated schedule of Company Funds where the Loan Parties investments in such Company Funds, directly or indirectly, are in excess of $3,000,000 individually. Such certificate shall also set forth the calculations supporting the financial covenants set forth in Section 7.13; (i) beginning February 29, 2024 and ending on the earlier of December 31, 2024 or the Amendment Period End Date, within 15 days after the end of each calendar month, updated quarterly liquidity projections (including variance comparison from forecast liquidity to actual liquidity) for the fiscal year of Ultimate Parent ending December 31, 2024, in form and substance reasonable acceptable to Administrative Agent; (j) promptly, from time to time, (x) such other information regarding the operations, changes in ownership of equity interests, business affairs and financial condition of any Loan Party, any Subsidiary or any Company Fund (including financial statements, list of investors, list of investments, asset valuation reports, operating or management agreements, partnership and similar governing documents), or compliance with the terms of any Loan Document, as Administrative Agent or any Lender may reasonably request and (y) information and documentation reasonably requested by Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation. Documents required to be delivered pursuant to Section 6.5(a), (b) or (d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on Ultimate Parent’s behalf on an Internet or intranet website, if any, to which each Lender and Administrative Agent have access (whether a commercial, third-party website or whether made available by Administrative Agent); provided that: (A) upon written request by Administrative Agent (or any Lender through Administrative Agent) Borrower, Borrower shall deliver copies of such documents to Administrative Agent or such Lender until a written request to cease delivering copies is given by Administrative Agent or such Lender and (B) Borrower shall notify Administrative Agent and each Lender (by electronic mail) of the posting of any such documents and provide to Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents, in each case, after such materials are made publicly available. Administrative Agent shall have no obligation to request the delivery of or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of copies of such document to it and maintaining its copies of such documents. Section 6.6 Inspection. Each Loan Party shall, and shall cause each of its Subsidiaries to, permit Administrative Agent, each Lender, each L/C Issuer, and each of their duly authorized representatives and agents to visit and inspect any of its Property, corporate books, and financial records, to examine and make copies of its books of accounts and other financial records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers,

-83- employees and independent public accountants (and by this provision each Loan Party hereby authorizes such accountants to discuss with Administrative Agent, such Lenders, and L/C Issuer the finances and affairs of such Loan Party and its Subsidiaries) at such reasonable times and intervals as Administrative Agent or any such Lender or L/C Issuer may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Borrower. No Loan Party or any of its Subsidiaries will be required to permit the inspection, examination or making copies of, or discussion of, any document, information or other matter pursuant to this Section 6.6 in respect of which disclosure to Administrative Agent or any Lender or L/C Issuer (or their respective representatives or agent) is prohibited by law or any binding agreement (or would otherwise cause a breach or default thereunder). Section 6.7 ERISA. Each Loan Party shall, and shall cause each of the Subsidiaries to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid and unperformed could reasonably be expected to result in the imposition of a Lien against any of the Property. Each Loan Party shall, and shall cause each of its Subsidiaries to, promptly notify Administrative Agent and each Lender of: (a) the occurrence of any reportable event (as defined in ERISA) with respect to a Plan, (b) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, (c) its intention to terminate or withdraw from any Plan, and (d) the occurrence of any event with respect to any Plan which would result in the incurrence by any Loan Party or any Subsidiary of any material liability, fine or penalty, or any material increase in the contingent liability of any Loan Party or any Subsidiary with respect to any post retirement Welfare Plan benefit. Section 6.8 Compliance with Laws. (a) Each Loan Party shall, and shall cause each of its Subsidiaries to, comply in all respects with the requirements of all federal, state, and local laws, rules, regulations, ordinances and orders applicable to or pertaining to its Property or business operations, where any such non- compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or result in a Lien upon any of its Property (other than Liens permitted by Section 7.2). (b) Without limiting the agreements set forth in Section 6.8(a) above, each Loan Party shall, and shall cause each of its Subsidiaries to, at all times, do the following to the extent the failure to do so, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect: (i) comply in all material respects with, and maintain each of the Premises in compliance in all material respects with, all applicable Environmental Laws; (ii) require that each tenant and subtenant, if any, of any of the Premises or any part thereof comply in all material respects with all applicable Environmental Laws; (iii) obtain and maintain in full force and effect all material governmental approvals required by any applicable Environmental Law for operations at each of the Premises; (iv) cure any material violation by it or at any of the Premises of applicable Environmental Laws; (v) not allow the presence or operation at any of the Premises of any (1) landfill or dump or (2) hazardous waste management facility or solid waste disposal facility as defined pursuant to RCRA or any comparable state law; (vi) not manufacture, use, generate, transport, treat, store, release, dispose or handle any Hazardous Material at any of the Premises except in the ordinary course of its business and in de minimis amounts; (vii) within 10 Business Days notify Administrative Agent in writing of and provide any reasonably requested documents

-84- upon learning of any of the following in connection with any Loan Party or any Subsidiary or any of the Premises: (1) any material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (2) any material Environmental Claim; (3) any material violation of an Environmental Law or material Release, threatened Release or disposal of a Hazardous Material; (4) any restriction on the ownership, occupancy, use or transferability arising pursuant to any (x) Release, threatened Release or disposal of a Hazardous Material or (y) Environmental Law; or (5) any environmental, natural resource, health or safety condition, which could reasonably be expected to have a Material Adverse Effect; (viii) conduct at its expense any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any material Release, threatened Release or disposal of a Hazardous Material as required by any applicable Environmental Law, (ix) abide by and observe any restrictions on the use of the Premises imposed by any Governmental Authority as set forth in a deed or other instrument affecting such Loan Party’s or any Subsidiary’s interest therein; (x) promptly provide or otherwise make available to Administrative Agent any reasonably requested environmental record concerning the Premises which any Loan Party or any Subsidiary possesses or can reasonably obtain; and (xi) perform, satisfy, and implement any operation or maintenance actions required by any Governmental Authority or Environmental Law, or included in any no further action letter or covenant not to sue issued by any Governmental Authority under any Environmental Law. Section 6.9 Compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (a) Each Loan Party shall at all times comply with the requirements of all Anti- Corruption Laws, Anti-Money Laundering Laws and Sanctions applicable to such Loan Party and shall cause each of its Subsidiaries to comply with the requirements of all Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions applicable to such Persons. (b) Each Loan Party shall provide Administrative Agent, the L/C Issuers, and the Lenders (i) any information regarding such Loan Party, and each of their respective owners, Affiliates, and Subsidiaries necessary for Administrative Agent, the L/C Issuers, and the Lenders to comply with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions; subject however, in the case of Affiliates, to such Loan Party’s ability to provide information applicable to them and (ii) without limiting the foregoing, notification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein. (c) Each Loan Party will maintain in effect and enforce policies and procedures reasonably designed to ensure compliance by the Loan Parties, their Subsidiaries, and the Loan Parties’ and their Subsidiaries’ respective directors, officers, employees and agents with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. Section 6.10 Formation of Subsidiaries. Promptly upon the formation or acquisition of any Subsidiary, Borrower shall provide Administrative Agent and the Lenders notice thereof (at which time Schedule 5.2 shall be deemed amended to include reference to such Subsidiary). If such newly formed or acquired Subsidiary is not an Excluded Subsidiary, the Loan Parties shall promptly cause such Subsidiary to execute and deliver a Guaranty (including an Additional

-85- Guarantor Supplement in the form attached hereto as Exhibit F or such other form reasonably acceptable to Administrative Agent) and otherwise comply with the requirements of Section 6.12. Without limiting the restriction on Divisions in Section 7.4, if any Loan Party consummates a Division (with or without the prior consent of Administrative Agent), Borrower shall provide Administrative Agent and the Lenders notice thereof and with respect to each Division Successor shall be required to timely comply with the requirements of Section 6.12 (at which time Schedule 5.2 shall be deemed amended to include reference to such Division Successor). Section 6.11 Use of Proceeds. Borrower shall use the credit extended under this Agreement solely for the purposes set forth in, or otherwise permitted by, Section 5.4. Section 6.12 Guaranties; Collateral; Further Assurances. (a) Guaranties. Ultimate Parent agrees to cause the payment and performance of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability to at all times be guaranteed by Ultimate Parent and each direct and indirect Subsidiary of Ultimate Parent (other than Borrower) that is not an Excluded Subsidiary (and the payment and performance of any Guarantor’s Hedging Liability and Funds Transfer and Deposit Account Liability to at all times be guaranteed by Borrower) pursuant to Section 10 or pursuant to one or more guaranty agreements in form and substance acceptable to Administrative Agent, as the same may be amended, modified or supplemented from time to time (individually a “Guaranty” and collectively the “Guaranties” and Ultimate Parent and each other Person executing and delivering this Agreement (including any Person hereafter executing and delivering an Additional Guarantor Supplement in the form called for by Section 10) or a separate Guaranty being referred to herein as a “Guarantor” and collectively the “Guarantors”). (b) Collateral. Ultimate Parent agrees to cause the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability to be secured by valid, perfected, and enforceable Liens on all right, title, and interest of Borrower and each Guarantor in all of their Collateral; provided that, it is understood and agreed that perfection of such Liens shall be limited to the Isle of Man, the United Kingdom, the United States or any state thereof or the District of Columbia and, subject to the definition of Excluded Property, any other jurisdiction requested in writing by Administrative Agent from time to time. (c) Liens on Real Property. In the event that Borrower or any Guarantor owns or hereafter acquires a fee interest in any real property with a fair market value (as reasonably determined in good faith by the Borrower) in excess of $10,000,000, at the request of Administrative Agent in its sole discretion, Borrower shall, or shall cause such Guarantor to, execute and deliver to Administrative Agent a mortgage or deed of trust acceptable in form and substance to Administrative Agent for the purpose of granting to Administrative Agent (or a security trustee therefor) a Lien on such real property to secure the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability, shall pay all taxes, costs, and expenses incurred by Administrative Agent in recording such mortgage or deed of trust, and shall supply to Administrative Agent at Borrower’s cost and expense a survey, environmental report, hazard insurance policy, appraisal report, and a mortgagee’s policy of title insurance from a title insurer acceptable to Administrative Agent insuring the validity of such mortgage or deed of trust and its status as a first Lien (subject to Liens permitted by this Agreement) on the real property

-86- encumbered thereby and such other instrument, documents, certificates, and opinions reasonably required by Administrative Agent in connection therewith. If at any time any real property located in the United States is pledged as Collateral hereunder, (i) Administrative Agent shall provide to the Lenders at least 60 days’ prior written notice to the pledge of such real property as Collateral, (ii) the applicable Loan Party shall deliver to Administrative Agent (for distribution to the Lenders) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance, which, if applicable, shall be duly executed by the applicable Loan Party relating to such real property), (iii) if any property is located in a special flood hazard area, (x) Administrative Agent shall deliver notice to Borrower as to the existence of a special flood hazard and, if applicable, the unavailability of flood hazard insurance under the National Flood Insurance Program and (y) Borrower shall deliver to Administrative Agent evidence of applicable flood insurance, if available, in each case in such form, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994, the Federal Flood Disaster Protection Act and rules and regulations promulgated thereunder or as otherwise required by Administrative Agent or any Lender, and (iv) Administrative Agent shall not enter into, accept or record any mortgage in respect of such real property until Administrative Agent shall have received written confirmation from each Lender that flood insurance compliance has been completed by such Lender with respect to such real property (such written confirmation not to be unreasonably withheld or delayed). If any real property located in the United States is pledged as Collateral hereunder, any increase, extension or renewal of this Agreement shall be subject to flood insurance due diligence and flood insurance compliance reasonably satisfactory to Administrative Agent and each Lender. (d) Further Assurances. (i) Ultimate Parent agrees that it shall, and shall cause each Person that is, or is required to be, a Guarantor hereunder to, from time to time at the request of Administrative Agent or the Required Lenders, execute and deliver such documents and do such acts and things as Administrative Agent or the Required Lenders may reasonably request (except as otherwise provided in Section 6.12(b) above regarding perfection) in order to provide for or preserve, perfect or protect such Liens on the Collateral or the priority of such Liens or the exercise of any of the rights of any Secured Party in relation to the same. In the event Borrower or any Guarantor forms or acquires any other Subsidiary after the date hereof, except as otherwise provided in Sections 6.12(a) and 6.12(b) above, Borrower shall promptly upon such formation or acquisition cause such newly formed or acquired Subsidiary to execute a Guaranty and such Collateral Documents as Administrative Agent may then require, and Borrower shall also deliver to Administrative Agent, or cause such Subsidiary to deliver to Administrative Agent, at Borrower’s cost and expense, such other instruments, documents, certificates, and opinions reasonably required by Administrative Agent in connection therewith. (ii) The Loan Parties agree to use commercial reasonable efforts to consummate the TTC Contribution. Section 6.13 UK Pension. Each Loan Party shall ensure that neither it nor any of its Subsidiaries or Affiliates is or has been at any time an employer (for the purposes of sections 38 to 51 of the United Kingdom’s Pensions Act 2004) of an occupational pension scheme which is

-87- not a money purchase scheme (both terms as defined in the United Kingdom’s Pension Schemes Act 1993) or “connected” with or an “associate” of (as those terms are used in sections 38 or 43 of the United Kingdom’s Pensions Act 2004) such an employer unless there is no reasonable prospect of a Contribution Notice or Financial Support Direction being served on it or any of its Subsidiaries on account of it or any of its Subsidiaries being such an associate or so connected. Section 6.14 Financial Assistance. Each UK Guarantor shall comply in all respects applicable legislation governing financial assistance and/or capital maintenance including maintenance, including sections 678 and 679 of the United Kingdom’s Companies Act 2006, and any equivalent legislation in other jurisdictions, including in relation to the execution of the Collateral Documents and payment amounts due under this Agreement. Section 6.15 Post-Closing Matters. As soon as commercially reasonable, but no later than 30 days after the date of incorporation or formation of the AlTi German Subsidiary, Borrower shall deliver, or cause to be delivered, all original stock certificates or other similar instruments or securities, in each case accompanied with stock powers (or similar transfer power documents) executed in blank and undated, representing all of the issued and outstanding equity interests in the AlTi German Subsidiary held by any Loan Party or Subsidiary that are required to become Collateral hereunder; provided that Administrative Agent may, in its reasonable judgment, grant extensions of time for compliance with or exceptions to the provisions of this paragraph. All conditions precedent, covenants and representations and warranties contained in this Agreement and the other Loan Documents shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described in this Section 6.15 within the time period required by this Section 6.15 (as may be extended)), rather than as elsewhere provided in this Agreement or any other Loan Document. Section 6.16 Allianz/Co-Investor Investment. The Ultimate Parent will cause 100% of the Net Cash Proceeds received by Ultimate Parent and any other Loan Party in connection with the Specified Equity Transactions, less an amount not to exceed $50,000,000 (to the extent invested in the AlTi German Subsidiary), to be deposited in one or more Controlled Accounts at the Administrative Agent, immediately upon receipt thereof by Ultimate Parent. SECTION 7. NEGATIVE COVENANTS Until such time as Payment in Full has occurred, Borrower and each other Loan Party covenants and agrees that: Section 7.1 Borrowings and Guaranties. No Loan Party shall, nor shall it permit any of its Subsidiaries to, issue, incur, assume, create or have outstanding any Indebtedness, or incur liabilities under any Hedging Agreement, or be or become liable as endorser, guarantor, surety or otherwise for any Indebtedness or undertaking of any Person, or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another; provided, however, that the foregoing shall not restrict nor operate to prevent:

-88- (a) the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability of the Loan Parties and their Subsidiaries owing to the Secured Parties; (b) purchase money indebtedness and Capitalized Lease Obligations of the Loan Parties and their Subsidiaries; provided that, (A) with respect to purchase money indebtedness, such Indebtedness is incurred prior to or within 120 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (b) together with any Refinance Indebtedness in an aggregate amount at any time outstanding not exceeding $5,000,000; (c) obligations of the Loan Parties and their Subsidiaries arising out of interest rate, foreign currency, and commodity Hedging Agreements entered into with financial institutions in connection with bona fide hedging activities in the ordinary course of business and not for speculative purposes; (d) endorsement of items for deposit or collection of commercial paper received in the ordinary course of business; (e) (i) intercompany Indebtedness from time to time owing between the Loan Parties and (ii) intercompany indebtedness owing between Excluded Subsidiaries; (f) intercompany Indebtedness (i) owing by a Loan Party to a non-Loan Party Subsidiary; provided that such Indebtedness is unsecured Subordinated Debt and (ii) owing by a non-Loan Party Subsidiary to a Loan Party to the extent permitted as an investment pursuant to Section 7.3; (g) Indebtedness of non-Loan Party Foreign Subsidiaries for working capital purposes incurred in the ordinary course of business in an aggregate principal amount at any time outstanding for all such Persons taken together not exceeding the greater of (i) $4,000,000 and (ii) 4.0% of Consolidated EBITDA for the most recently ended Test Period; (h) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits (including contractual and statutory benefits) or property, casualty, liability or credit insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business; (i) Indebtedness in respect of bids, trade contracts (other than for debt for borrowed money), leases (other than Capitalized Lease Obligations), statutory obligations, surety, stay, customs and appeal bonds, performance, performance and completion and return of money bonds, government contracts and similar obligations, in each case, provided in the ordinary course of business; (j) Indebtedness in respect of netting services, overdraft protection and similar arrangements, in each case, in connection with cash management and deposit accounts; (k) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business;

-89- (l) Indebtedness existing on the date hereof and set forth in Schedule 7.1 and extensions, renewals and replacements of any such Indebtedness in accordance with clause (n) hereof; (m) Indebtedness in the form of Deferred Acquisition Consideration; provided that such Indebtedness does not, in the aggregate, exceed $50,000,000; (n) Indebtedness which represents extensions, renewals, refinancing or replacements (such Indebtedness being so extended, renewed, refinanced or replaced being referred to herein as the “Refinance Indebtedness”) of any of the Indebtedness described in clauses (b)and (l) hereof and subsequent Refinance Indebtedness thereof (such Indebtedness being referred to herein as the “Original Indebtedness”); provided that (i) such Refinance Indebtedness does not increase the principal amount of the Original Indebtedness other than (A) an amount equal to unpaid accrued interest and premiums (including tender premiums) thereon plus underwriting discounts and other reasonable and customary fees, commissions and expenses (including upfront fees, original issue discount or initial yield payments) incurred in connection with the relevant refinancing, refunding or replacement and (B) an amount equal to any existing commitments unutilized thereunder, (ii) any Liens securing such Refinance Indebtedness are not extended to any additional property of any Loan Party or any Subsidiary, (iii) no Loan Party or any Subsidiary that is not originally obligated with respect to repayment of such Original Indebtedness is required to become obligated with respect to such Refinance Indebtedness, (iv) such Refinance Indebtedness does not result in a shortening of the average weighted maturity of such Original Indebtedness, (v) the terms of such Refinance Indebtedness other than fees and interests are not, taken as a whole, materially less favorable to the obligor thereunder than the original terms of such Original Indebtedness and (vi) if such Original Indebtedness was subordinated in right of payment to the Obligations, then the terms and conditions of such Refinance Indebtedness must include subordination terms and conditions that are at least as favorable to Administrative Agent and the Lenders as those that were applicable to such Original Indebtedness; (o) Guarantees (i) by any Loan Party of Indebtedness otherwise permitted hereunder of any other Loan Party and (ii) by any Excluded Subsidiary of Indebtedness otherwise permitted hereunder of Borrower or any Subsidiary; (p) customary indemnification obligations in favor of buyers or sellers of assets (including, for the avoidance of doubt, capital stock) in connection with dispositions or acquisitions not prohibited hereunder; (q) Indebtedness of Borrower and its Subsidiaries in an aggregate amount at any time outstanding not exceeding the greater of (i) $21,000,000 and (ii) 30% of Consolidated EBITDA for the most recently ended Test Period; (r) Indebtedness supported by a letter of credit (including a Letter of Credit), in a principal amount of Indebtedness not to exceed the face amount of such letter of credit; (s) Indebtedness under non-U.S. Dollar letter of credit facilities in an aggregate amount not exceeding $5,000,000;

-90- (t) any indemnity given in connection with a standard form contract entered into in the ordinary course of business (u) Indebtedness representing deferred compensation to employees, consultants or independent contractors of ATC and its Subsidiaries incurred in the ordinary course of business; and (v) unsecured Indebtedness of the Ultimate Parent so long as the time of incurrence thereof, the Ultimate Parent Indebtedness Conditions have been met. Section 7.2 Liens. No Loan Party shall, nor shall it permit any of its Subsidiaries to, create, incur or permit to exist any Lien of any kind on any Property owned by any such Person (including, all intellectual property and intangible technology assets, including the platform software of such Person); provided, however, that the foregoing shall not apply to nor operate to prevent: (a) Liens arising by statute in connection with worker’s compensation, unemployment insurance, old age benefits, social security obligations, Taxes, assessments, statutory obligations or other similar charges (other than Liens arising under ERISA), good faith cash deposits in connection with bids, tenders, contracts, surety bonds or leases to which any Loan Party or any Subsidiary is a party or other cash deposits required to be made in the ordinary course of business, provided in each case that the obligation is not for borrowed money and that the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor; (b) mechanics’, workmen’s, materialmen’s, landlords’, carriers’ or other similar Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest; (c) judgment liens and judicial attachment liens not constituting an Event of Default under Section 8.1(g) and the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding; (d) Liens on property of any Loan Party or any Subsidiary created solely for the purpose of securing indebtedness permitted by Section 7.1(b), representing or incurred to finance the purchase price of such Property, provided that no such Lien shall extend to or cover other Property of such Loan Party or such Subsidiary other than the respective Property so acquired (and accessions thereto), and the principal amount of indebtedness secured by any such Lien shall at no time exceed the purchase price of such Property, as reduced by repayments of principal thereon, and as increased in connection with any refinancing thereof by an amount equal to a reasonable premium or other amount paid, and reasonable fees and expenses incurred, in connection with such refinancing; (e) any interest or title of a lessor under any operating lease, including the filing of Uniform Commercial Code financing statements solely as a precautionary measure in connection

-91- with operating leases entered into by any Loan Party or any Subsidiary in the ordinary course of its business; (f) easements, rights-of-way, restrictions, and other similar encumbrances against real property incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of any Loan Party or any Subsidiary; (g) bankers’ Liens, rights of setoff and other similar Liens (including under Section 4- 210 of the Uniform Commercial Code) in one or more deposit accounts maintained by any Loan Party or any Subsidiary, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that, unless such Liens are non-consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness; (h) non-exclusive licenses of intellectual property granted in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of any Loan Party or any Subsidiary; (i) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto permitted by Section 7.1(k); (j) Liens (i) on cash advances in favor of the seller of any Property to be acquired in a Permitted Acquisition to be applied against the purchase price for such Property, or (ii) consisting of an agreement to dispose of any Property in a Disposition permitted under Section 7.4, in each case, solely to the extent such Acquisition or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (k) Liens and rights of setoff of securities intermediaries in respect of securities accounts maintained in the ordinary course of business; (l) Liens granted in favor of Administrative Agent pursuant to the Collateral Documents; (m) Liens on property or assets of Borrower and the other Subsidiaries existing on the date hereof and set forth in Schedule 7.2; provided that, such Liens shall secure only those obligations which they secure on the date hereof; (n) Liens for Taxes not yet due and payable or which are being contested in accordance with Section 6.3; (o) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by Section 7.1(b), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 120 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does

-92- not exceed the lesser of the cost and the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of Borrower or any Subsidiary except for replacements, additions, accessions and improvements to such property and the proceeds and the products thereof, and any lease of such property (including accessions thereto) and the proceeds and products thereof; (p) Liens on assets and equity interests of non-Loan Party Foreign Subsidiaries that do not constitute Collateral securing Indebtedness of non-Loan Party Foreign Subsidiaries that is permitted by Section 7.1(g) and that is otherwise non-recourse against the Loan Parties and the other Subsidiaries (other than Foreign Subsidiaries); (q) customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements entered into non-Loan Party Subsidiaries in the ordinary course of business; and (r) additional Liens on property of a Loan Party or any Subsidiary not otherwise permitted by this Section 7.2 that secure obligations, the aggregate principal amount of which do not to exceed the greater $10,000,000. Section 7.3 Investments, Acquisitions, Loans and Advances. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances to (other than for travel advances and other similar cash advances made to employees in the ordinary course of business and other than accounts receivable arising in the ordinary course of business), any other Person, or make any Acquisition, including any of the foregoing by way of division; provided, however, that the foregoing shall not apply to nor operate to prevent: (a) investments in cash and Cash Equivalents; (b) (i) existing investments in their respective Subsidiaries outstanding on the Closing Date and (ii) investments by a Loan Party in the equity interest of another Loan Party; (c) (i) intercompany loans and advances made by one Loan Party to another Loan Party, (ii) intercompany loans and advances made by one Excluded Subsidiary to another Excluded Subsidiary; and (iii) to the extent constituting an investment, transfer pricing, cost plus or similar arrangements entered into by Borrower with its Subsidiaries in the ordinary course of business; (d) investments by any Loan Party and its Subsidiaries in connection with interest rate, foreign currency, and commodity Hedging Agreements entered into with financial institutions in connection with bona fide hedging activities in the ordinary course of business and not for speculative purposes; (e) investments (including debt obligations and equity interests) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business and upon foreclosure with respect to any secured investment or other transfer of title with respect to any secured investment;

-93- (f) Permitted Acquisitions, the Additional Zebedee Investment in an aggregate amount not to exceed $12,000,000 since the Closing Date, the TIH AG Purchase, the TTC Contribution and Investments in the AlTi German Subsidiary pursuant to the terms of the Allianz Equity Purchase Agreement in an aggregate amount not to exceed $50,000,000; (g) Guarantees constituting Indebtedness permitted by Section 7.1; (h) bank deposits and securities accounts in the ordinary course of business; (i) non-cash consideration received, to the extent permitted by the Loan Documents, in connection with the Disposition of Property permitted by this Agreement; (j) investments listed on Schedule 7.3 as of the Closing Date; (k) investments by any Loan Party in (or loans by any Loan Party to) any joint venture, minority stake investments or other non-Loan Party (other than Company Funds) in an aggregate amount not to exceed $78,000,000, so long as Administrative Agent will concurrently obtain a first priority perfected security interest (in form and substance satisfactory to Administrative Agent) in the equity interest or other asset related to such investment for the benefit of the Secured Parties; (l) additional investments by any Loan Party and its Subsidiaries in any joint venture, minority stake investments or other non-Loan Party in an aggregate amount not to exceed $25,000,000; (m) so long as no Event of Default shall have occurred and be continuing or would result therefrom, other investments, loans, and advances in addition to those otherwise permitted by this Section in an aggregate amount at any time outstanding not exceeding the greater of (i) $10,000,000 and (ii) 12% of Consolidated EBITDA for the most recently ended Test Period; (n) investments consisting of (i) utilities, security deposits, leases and similar prepaid expenses and (ii) extensions of trade credit, in each case, in the ordinary course of business or consistent with past practice; (o) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent that the same are permitted to remain unfunded under applicable requirements of Law; (p) investments in Subsidiaries to satisfy any capital requirements or similar requirements necessary to maintain any regulatory status (plus a reasonable cushion in excess of any required regulatory capital or similar requirement); (q) advances of payroll payments to employees, consultants or independent contractors or other advances of salaries or compensation to employees, consultants or independent contractors, in each case in the ordinary course of business;

-94- (r) loans made by a Loan Party to an employee or director of any Loan Party if the amount of that loan when aggregated with the amount of all loans to employees and directors by any Loan Party does not exceed $1,000,000 (or its equivalent in other currencies) at any time; (s) investments consisting of capital commitments or similar capital contributions made by a Loan Party as the general partner, managing member, or in any similar capacity, with respect to a Company Fund in an aggregate amount for all such investments not to exceed $70,000,000, so long as (i) Administrative Agent will concurrently obtain a first priority perfected security interest (in form and substance satisfactory to Administrative Agent) in the equity interest or other asset related to such investment for the benefit of the Secured Parties, (ii) such Company Fund shall not have an Asset Coverage Ratio of less than 3.00 to 1.00 after giving effect thereto and (iii) such Company Fund shall covenant and agree not to have an Asset Coverage Ratio of less than 3.00 to 1.00 at any time; (t) investments funded with the net proceeds of any issuance of equity securities of ATC or cash capital contribution to ATC; and (u) investments made in connection with the reinvestment of the Net Cash Proceeds of a Disposition to the extent permitted by Section 2.8(b)(i); provided that any investment that is denominated in a currency other than U.S. Dollars and that was permitted at the time of investment by this covenant shall not violate this covenant thereafter due to any fluctuation in currency values. In determining the amount of investments, acquisitions, loans, and advances permitted under this Section, investments and acquisitions shall always be taken at the original cost thereof at the closing of such transaction (regardless of any subsequent appreciation or depreciation therein but giving effect to any repayments of principal in the case of investments in the form of loans or advances and any return of capital or return on investment in the case of equity investments (whether as a distribution, dividend, redemption or sale but not in excess of the amount of the initial investment)), and loans and advances shall be taken at the principal amount thereof then remaining unpaid. The aggregate amount, after the Closing Date, of investments in, loans or advances to and Guarantees in respect of the obligations of, Excluded Subsidiaries from Loan Parties shall not exceed $30,000,000 unless Administrative Agent shall otherwise agree in its reasonable discretion. Notwithstanding the provisions of clause (k) and (l) above, in the event that a Loan Party or a Subsidiary is required by law to make an investment in a non-Loan Party Subsidiary that is a regulated entity that is prohibited by law from becoming a Guarantor, if no Default or Event of Default shall have occurred and be continuing or would result therefrom, Administrative Agent may waive the cap set forth therein with respect to such investment in its reasonable discretion. Section 7.4 Mergers, Consolidations and Sales. No Loan Party shall, nor shall it permit any of its Subsidiaries to, be a party to any merger or, consolidation, division, amalgamation or migration (except to a state of the United States or the District of Columbia), or sell, transfer, lease or otherwise dispose of all or any part of its Property, including any disposition of Property as part of a sale and leaseback transaction, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable; provided, however, that this Section shall not apply to nor operate to prevent any of the following:

-95- (a) the sale or lease of inventory, or the granting of licenses, sublicenses, leases or subleases, in each case in the ordinary course of business; (b) the sale, transfer, lease or other disposition of Property (i) of any Loan Party to another Loan Party, or (ii) of any Excluded Subsidiary to another Excluded Subsidiary; (c) the merger of any Subsidiary into a Loan Party (other than Ultimate Parent or a Holding Company); provided that, in the case of any merger involving (i) Borrower, Borrower is the company surviving the merger or (ii) a Loan Party (other than Borrower) and an Excluded Subsidiary, such Loan Party shall be the Person surviving the merger; (d) the merger of any Excluded Subsidiary into any other Excluded Subsidiary; (e) the sale of delinquent notes or accounts receivable in the ordinary course of business for purposes of collection only (and not for the purpose of any bulk sale or securitization transaction); (f) the sale, transfer or other disposition of any tangible personal property that, in the reasonable business judgment of the relevant Loan Party or its Subsidiary, has become unnecessary, obsolete or worn out, and which is disposed of in the ordinary course of business; (g) sales of Cash Equivalents in the ordinary course of business and for fair market value; (h) the unwinding of any Hedging Agreement; (i) the Division of any Subsidiary so long as after giving to such division, Borrower has satisfied the requirements set forth in Section 6.10; (j) sales, transfers or other dispositions of investments, including in joint ventures or any Subsidiaries that are not Wholly Owned Subsidiaries (i) in an aggregate annual amount for all such sales, transfers or other dispositions not to exceed $100,000,000 and (ii) in unlimited amounts so long as Borrower shall prepay the Loans in an amount equal to the excess of all Net Cash Proceeds of such sales, transfers or other dispositions in excess of $100,000,000, applied first to the outstanding Term Loans (to be applied to the remaining amortization payments on the Term Loans in the inverse order of maturity) until paid in full and then to the Revolving Credit without a corresponding reduction in the Revolving Credit Commitments; in each case so long as (x) such sale, transfer or other disposition shall be made for fair value, (y) at least 75% of the total consideration received therefor shall consist of cash or Cash Equivalents, and (z) no Default or Event of Default exists or would result therefrom; (k) any Subsidiary of a Loan Party (other than Borrower) may liquidate or dissolve if (x) Borrower determines in good faith that such liquidation or dissolution is in the best interests of Borrower and is not materially disadvantageous to the Lenders and (y) to the extent such Subsidiary is a Guarantor, any assets or business not otherwise disposed of or transferred in accordance with this Agreement, or, in the case of any such business, discontinued, shall be transferred to, or otherwise owned or conducted by, Borrower or another Guarantor after giving effect to such liquidation or dissolution;

-96- (l) the sale, transfer or other disposition of Property of any Loan Party or any Subsidiary (including any sale, transfer or other disposition of Property as part of a sale and leaseback transaction or the equity interest held in a Subsidiary other than a Loan Party) in an aggregate annual amount for all such sales, transfers or other dispositions not to exceed 1.75% of Total Assets as of the last day of the most recently ended Test Period; in each case so long as (x) such sale, transfer or other disposition shall be made for fair value, (y) at least 75% of the total consideration received therefor shall consist of cash or Cash Equivalents, and (z) no Default or Event of Default exists or would result therefrom; (m) the sale, transfer or other disposition of Property to conform to requirements of Law; (n) any forgiveness of Indebtedness in respect of employee note payables; (o) Specified Asset Sales; and (p) a disposition of cash, shares, securities, convertible loan notes or other assets by a Loan Party on behalf of its clients (provided such clients are not Loan Parties) for the purposes of investing, managing or otherwise dealing with such assets in the ordinary course of business. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no Loan Party shall sell, transfer, assign or dispose of any patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how, and confidential commercial and proprietary information necessary to conduct their businesses as now-conducted to any non-Loan Party Subsidiary unless such transfer is for a bona fide business purpose as determined in good faith by the Borrower. Section 7.5 Maintenance of Subsidiaries. No Loan Party shall (nor shall it permit any of its Subsidiaries to) issue, assign, sell or transfer any Equity Interests of a Subsidiary; provided, however, that the foregoing shall not operate to prevent: (a) the issuance, sale, and transfer (i) to any Person solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Subsidiary or (ii) another Loan Party or to any Wholly Owned Subsidiary of Borrower (or, in the case of non-Wholly Owned Subsidiaries, to Borrower or any subsidiary that is a direct or indirect parent of such subsidiary and to each other owner of equity interests of such subsidiary on a pro rata basis (or more favorable basis from the perspective of Borrower or such subsidiary) based on their relative ownership interests), (b) any transaction permitted by Section 7.4(c), (d), (i), (j), (k) or (l), or Section 7.6, (c) Liens on the Equity Interests of Subsidiaries granted to Administrative Agent pursuant to the Collateral Documents and (d) the issuance, sale and transfer by a newly-formed joint venture owned, directly or indirectly, by a Loan Party or a Subsidiary of any shares of capital stock to a joint venture partner of such Loan Party or Subsidiary, within 30 days following the formation of such joint venture Borrower (subject to the restrictions on such disposition set forth in Section 7.3 and 7.4). Section 7.6 Dividends and Certain Other Restricted Payments. No Loan Party shall, nor shall it permit any of its Subsidiaries to, (a) declare or pay any dividends on or make any other distributions in respect of any class or series of its Equity Interests (other than dividends or distributions payable solely in its Qualified Equity Interests), (b) directly or indirectly purchase,

-97- redeem, or otherwise acquire or retire for value any of its Equity Interests, (c) make any payment of Contingent Acquisition Consideration or (d) make any voluntary prepayment on account of any Subordinated Debt or effect any voluntary redemption thereof with cash on hand and/or the proceeds of a Loan hereunder (collectively referred to herein as “Restricted Payments”); provided, however, that the foregoing shall not operate to prevent: (i) the making of dividends or distributions by any Loan Party or Subsidiary thereof to Borrower or to any Wholly Owned Subsidiary of Borrower (or, in the case of non-Wholly Owned Subsidiaries, to Borrower or any subsidiary that is a direct or indirect parent of such subsidiary and to each other owner of equity interests of such subsidiary on a pro rata basis (or more favorable basis from the perspective of Borrower or such subsidiary) based on their relative ownership interests); (ii) so long as Borrower remains a pass through entity for United States federal and state income tax purposes, Borrower may pay dividends or make distributions to ATC through ATL (no more frequently than quarterly or as required by law to allow for the payment of estimated Taxes), and so long as ATC remains a pass through entity for United States federal and state income tax purposes, ATC may pay dividends or make distributions to its members, including Ultimate Parent, ATH and holders of Class B Units in ATC, in an aggregate amount for all such dividends and distributions under this clause (ii) not to exceed the product of (a) the taxable income of ATC and its Subsidiaries with respect to the applicable tax period (calculated net of any taxable losses of ATC and its Subsidiaries from the current and any prior taxable periods ending after the Closing Date to the extent available to be carried forward to offset such taxable income and not previously taken into account (assuming the direct or indirect members have no income other than through ATC and its Subsidiaries) and taking into account all available deductions or credits of ATC and its Subsidiaries) and (b) the highest maximum marginal federal, state and local income tax rates applicable to a direct or indirect member of ATC; (iii) Restricted Payments made on or prior to December 31, 2023 to the members of ATC with respect to distributions of management fees and incentive or performance fees or allocations earned in and for calendar year 2022 to the extent required to be paid pursuant to the terms of the Second Amended and Restated Limited Liability Company Agreement of ATC; (iv) beginning after the Amendment Period End Date, the making of Restricted Payments in an aggregate amount not to exceed in any fiscal year the greater of (x) $12,000,000 and (y) 17.5% of Consolidated EBITDA for the most recently ended Test Period, provided that (A) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (B) Ultimate Parent shall be in compliance with the covenants set forth in Section 7.13 on a pro forma basis (as of the fiscal quarter then last ended for which financial statements have been delivered to Administrative Agent) after giving effect to such Restricted Payment; (v) (i) ATC may redeem in whole or in part any of its capital stock with proceeds received by ATC from substantially concurrent equity contributions or issuances of new shares of its capital stock; provided that any terms and provisions material to the

-98- interests of the Lenders, when taken as a whole, contained in such other class of capital stock are at least as advantageous to the Lenders as those contained in the capital stock redeemed thereby and (ii) ATC and any Subsidiary may pay dividends payable solely in the capital stock of such Person; (vi) the making of dividends by Borrower or a Holding Company to a Holding Company or Ultimate Parent, as applicable, (a) to pay operating expenses and other corporate overhead costs and expenses of any such Holding Company or Ultimate Parent, in each case, which are reasonable and customary and incurred in the ordinary course of business in an aggregate amount not to exceed $3,000,000 in any fiscal year, (b) to reimburse any costs and expenses paid in cash related to administering and maintaining the provisions of the Tax Receivables Agreement (other than the payment of any tax payments thereunder or related thereto) or (c) for payments made by Ultimate Parent to the Sellers (under and as defined in the Tax Receivables Agreement); (vii) the making of dividends by Borrower or any Holding Company to a Holding Company or Ultimate Parent, as applicable, to pay franchise taxes and other taxes and fees required to maintain such Person’s corporate existence; (viii) the making of dividends by Borrower or any Holding Company to Ultimate Parent to pay fees and expenses (other than to any one or more Affiliates) related to an equity or debt offering of Ultimate Parent that was not consummated in an aggregate amount not to exceed $4,000,000 in any fiscal year; (ix) the making of dividends by Borrower or any Holding Company to a Holding Company or Ultimate Parent, as applicable, in an aggregate amount to pay customary salary, bonus and other benefits to officers, employees and consultants of any such Holding Company or Ultimate Parent so long as the payment of such salaries, bonuses and other benefits are attributable solely to work performed in connection with the operation of Borrower and its Subsidiaries; (x) payment of Contingent Acquisition Consideration (A) in shares or (B) in cash, so long as in the case of sub-clause (B), no Event of Default has occurred and is continuing under Section 8.1(a) or would occur as a result of such payment; and (xi) the redemption of Equity Interests held by the Equity Investors by Ultimate Parent in accordance with the Equity Purchase Documents; provided that each such redemption is paid solely in Qualified Equity Interests of Ultimate Parent. Section 7.7 Burdensome Contracts With Affiliates. No Loan Party shall, nor shall it permit any of its Subsidiaries to, enter into any contract, agreement or business arrangement with any of its Affiliates on terms and conditions which are less favorable to such Loan Party or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other; provided that the foregoing restrictions shall not apply to transactions among the Loan Parties.

-99- Section 7.8 No Changes in Fiscal Year. The fiscal year of Ultimate Parent and its Subsidiaries ends on December 31 of each year; and no Loan Party shall, nor shall it permit any Subsidiary to, change its fiscal year from its present basis. Section 7.9 Change in the Nature of Business. No Loan Party shall, nor shall it permit any of its Subsidiaries to, engage in any business or activity if as a result the general nature of the business of such Loan Party or any of its Subsidiaries would be changed in any material respect from the general nature of the business engaged in by it as of the Closing Date and business reasonably related or reasonably complementary thereto. Section 7.10 No Restrictions. Except as provided herein, no Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Loan Party or any Subsidiary to: (a) pay dividends or make any other distribution on any Subsidiary’s Equity Interest owned by such Loan Party or any other Subsidiary, (b) pay any indebtedness owed to any Loan Party or any other Subsidiary, (c) make loans or advances to any Loan Party or any Subsidiary, (d) transfer any of its Property to any Loan Party or any other Subsidiary, or (e) guarantee the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability and/or grant Liens on its assets to Administrative Agent as required by the Loan Documents. Section 7.11 Subordinated Debt; Material Agreements. No Loan Party shall, nor shall it permit any of its Subsidiaries to: (a) amend or modify its charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents, to the extent any such amendment, modification or waiver would be adverse in any material respect to the Lenders, (b) amend or modify any of the terms or conditions relating to Subordinated Debt to the extent any such amendment or modification would be adverse to the Lenders, (c) make any payment on account of Subordinated Debt, except, so long as no Event of Default has occurred and is continuing and the payment thereof is permitted under the terms of any instrument or agreement governing such Subordinated Debt, the payment of regularly scheduled, principal and interest of such Subordinated Debt; or (d) enter into any amendment, modification or waiver of any Equity Purchase Agreement to the extent any such amendment, modification or waiver would be adverse to the Lenders without the prior written consent of the Required Lenders (such consent not to be unreasonably withheld or delayed) (it being understood that any reduction in the aggregate gross cash proceeds due under any Equity Purchase Agreement or any deferral thereof shall be deemed to be adverse to the Lenders). Notwithstanding anything to the contrary contained in this Agreement, (i) the Loan Parties or their Subsidiaries may agree to a decrease in the interest rate applicable thereto or to a deferral of repayment of any of the principal of or interest on the Subordinated Debt beyond the current due dates therefor and (ii) so long as no Default or Event of Default exists or would result

-100- therefrom, during the period between the Closing Date and March 31, 2023, the Loan Parties may make principal payments on any Subordinated Debt owed to non-Loan Party Subsidiaries in an aggregate net cash amount not to exceed $3,000,000 after giving effect to such principal payment (or such greater amount as may be agreed by Administrative Agent in its reasonable discretion). Section 7.12 Use of Proceeds. (a) Neither Borrower nor any Subsidiary will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock or in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the FRB), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. (b) Borrower will not request any Loan or issuance of a Letter of Credit, and Borrower shall not use, and shall ensure that its Subsidiaries and Affiliates, and its or their respective directors, officers, employees and agents not use, the proceeds of any Loan or Letter of Credit, directly or indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti- Corruption Laws, (ii) to fund, finance or facilitate any activities, business or transaction of or with any Sanctioned Person or in any Designated Jurisdiction, or (iii) in any other manner that would result in the violation of any Sanctions applicable to any party hereto. Section 7.13 Financial Covenants. (a) Total Net Leverage Ratio. Ultimate Parent shall not permit the Total Net Leverage Ratio to be greater than, (i) for the Computation Period ending December 31, 2023, 6.50 to 1.00, (ii) for the Computation Period ending September 30, 2024, 6.50 to 1.00, (iii) for the Computation Period ending December 31, 2024, 4.00 to 1.00 and (iv) for the Computation Periods ending March 31, 2025 and as of the last day of each Computation Period thereafter, 3.50 to 1.00. (b) Interest Coverage Ratio. Ultimate Parent shall not permit the Interest Coverage Ratio to be less than, (i) for the Computation Period ending December 31, 2023, 1.75 to 1.00 and (ii) for the Computation Period ending December 31, 2024, 2.00 to 1.00. (c) Minimum EBITDA. Ultimate Parent shall not permit Reported Adjusted EBITDA to be less than, for the fiscal quarter(s) ending (i) March 31, 2024, $5,000,000, and (ii) June 30, 2024, $5,000,000. (d) Minimum Liquidity. At all times through and including June 30, 2024, Ultimate Parent shall not permit the amount of Excess Availability to be less than the Reserve Amount. Section 7.14 Permitted Activities of Ultimate Parent, ATH, ATC and ATL. Notwithstanding anything in the Loan Documents to the contrary, none of Ultimate Parent, ATH, ATC nor ATL will not: (a) incur any indebtedness for borrowed money, other than (i) the Indebtedness incurred under the Loan Documents (or in the case of the Ultimate Parent, unsecured

-101- Indebtedness), (ii) Guarantees of Indebtedness or other obligations of Borrower and/or any Subsidiary, which Indebtedness or other obligations are permitted hereunder, and (iii) Indebtedness owed to Borrower or any Subsidiary; (b) create or suffer to exist any Lien on any asset now owned or hereafter acquired by it, other than (i) the Liens created under the Collateral Documents to which it is a party and (ii) Liens of the type permitted under Section 7.2 (other than in respect of indebtedness for borrowed money); (c) engage in any business activity, other than (i) holding the equity interests in (w) with respect to ATH, ATC, (x) with respect to ATC, ATL and Tiedemann Wealth Management Holdings, LLC, (y) with respect to ATL, Borrower and, indirectly, any Subsidiary of Borrower (it being agreed that ATC will not own equity interests of any other Person), and acting as a holding company with respect thereto and (z) with respect to Ultimate Parent, ATH, ATC and, indirectly, any Subsidiary of ATC, and acting as a holding company with respect thereto, (ii) the entry into, and the performance of its obligations under, the Loan Documents and the agreements or instruments evidencing or governing other Indebtedness and Guarantees permitted hereunder (including, subject to paragraph (b) of this Section, the granting of Liens with respect thereto), (iii) the consummation of the Transactions, (iv) filing Tax reports and paying Taxes and other customary obligations in the ordinary course (and contesting any Taxes), (v) paying expenses and performing administrative services in connection with the activities of Borrower and its Subsidiaries (vi) preparing reports to Governmental Authorities and to its equityholders, (vii) holding director and equityholder meetings, preparing organizational records and other organizational activities required to maintain its legal existence or to comply with applicable law, (viii) in the case of the Ultimate Parent, repurchases of warrants to the extent permitted by Section 7.6, engaging in unsecured debt issuances permitted under Section 7.1(v) or equity offerings (including, to the extent not constituting Indebtedness, “equity line of credit” offerings consisting of private offerings of equity interest of the Ultimate Parent to specified investors subject to certain pricing and volume limitations) permitted under the Loan Documents and (ix) activities incidental to any of the foregoing; or (d) merge with or into or consolidate with any other Person. Section 7.15 Plan Assets. No Loan Party shall become an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA. Assuming such Lender is not using “plan assets” (within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA), unless such Lender relies on a prohibited transaction exemption all the conditions of which are satisfied, no Loan Party shall take any action or omit to take any action which would cause the execution of this Agreement or the making of Loans or issuing of Letters of Credit hereunder to give rise to a nonexempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. No Loan Party shall become subject to any law, rule or regulation which is substantially similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code.

-102- SECTION 8. EVENTS OF DEFAULT AND REMEDIES Section 8.1 Events of Default. Any one or more of the following shall constitute an “Event of Default” hereunder: (a) (i) Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise and (ii) Borrower shall fail to pay any interest on any Loan or any L/C Obligation, or any fee or any other amount (other than an amount referred to in clause (i) of this Section 8.1(a)) payable under this Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five or more calendar days; (b) default in the observance or performance of any covenant or agreement set forth in Sections 6.1, 6.4, 6.5, 6.6, 6.15, 6.16 or 7, or of any provision in any Loan Document dealing with the use, disposition or remittance of the proceeds of Collateral or requiring the maintenance of insurance thereon; (c) default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within 30 days after the earlier of (i) the date on which such failure shall first become known to any officer of Borrower or (ii) written notice thereof is given to Borrower by Administrative Agent; (d) any representation or warranty made herein or in any other Loan Document or in any certificate furnished to Administrative Agent or the Lenders pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue in any respect (or in any material respect if such representation, warranty, certification or statement is not by its terms already qualified as to materiality) as of the date of the issuance or making or deemed making thereof; (e) (i) any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other Loan Documents, or (ii) any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void, or (iii) any of the Collateral Documents shall for any reason fail to create a valid and perfected first priority Lien in favor of Administrative Agent in any Collateral purported to be covered thereby except as expressly permitted by the terms thereof, other than as a result of (A) Administrative Agent no longer having possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Documents or (B) a Uniform Commercial Code filing having lapsed because a Uniform Commercial Code continuation statement was not filed in a timely manner, or (iv) any Loan Party takes any action for the purpose of terminating, repudiating or rescinding any Loan Document executed by it or any of its obligations thereunder; (f) default shall occur under any Material Indebtedness issued, assumed or guaranteed by any Loan Party or any Subsidiary, or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Material Indebtedness (whether or not such

-103- maturity is in fact accelerated), or any such Material Indebtedness shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise); (g) any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes, shall be entered or filed against any Loan Party, or against any of its Property, in an aggregate amount in excess of $10,000,000 (except to the extent fully covered by insurance pursuant to which the insurer has not disputed liability therefor in writing), and which remains unpaid, undischarged, unvacated, unbonded or unstayed for a period of 30 days; (h) Borrower or any Subsidiary, or any member of its Controlled Group, shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $1,000,000 (collectively, a “Material Plan”) shall be filed under Title IV of ERISA by Borrower or any Subsidiary, or any other member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against Borrower or any Subsidiary, or any member of its Controlled Group, to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; (i) any Change of Control shall occur; (j) any Loan Party shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate, limited liability, or other applicable organizational action in furtherance of any matter described in parts (i) through (v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 8.1(k); (k) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for any Loan Party, or any substantial part of any of its Property, or a proceeding described in Section 8.1(j)(v) shall be instituted against any Loan Party, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 days; (l) without limiting the preceding sub-clause (j), any corporate action, legal proceedings or other procedure or step is taken in relation to (A) the suspension of payments

-104- generally, a moratorium or stay of any indebtedness, winding-up, dissolution, administration or reorganization (by way of voluntary arrangement, scheme of arrangement, arrangement or reconstruction or otherwise) of any UK Guarantor or its Subsidiaries, (B) a composition, compromise, assignment, arrangement or reconstruction with any creditor (other than a Secured Party) of any UK Guarantor or its Subsidiaries, (C) the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager, monitor or other similar officer in respect of any UK Guarantor or its Subsidiaries or any of their assets having an aggregate fair market value in excess of $1,000,000 or (D) the enforcement of any security interest over any assets of any UK Guarantor or its Subsidiaries, or any analogous procedure or step is taken in any jurisdiction; provided that no Event of Default shall arise pursuant to this sub-clause (l) as a result of (x) any legal proceeding any legal proceeding or other formal procedure or step which is frivolous or vexatious or is discharged, stayed, withdrawn or dismissed within twenty-one (21) days of commencement, (y) (in the case of an application to appoint an administrator or commence proceedings) any proceedings which Administrative Agent is satisfied will be withdrawn before it is heard or will be unsuccessful or (z) any transaction permitted under the Loan Documents; (m) without limiting the preceding sub-clause (j)(ii), (A) any UK Guarantor or its Subsidiaries is unable or admits in writing its inability to pay its debts as they fall due (or is deemed to or declared to be unable to pay its debts under applicable law) other than as a result of (y) a legal proceeding which does not constitute an Event of Default under sub-clause (l) above or (z) as a result of the value of its assets being less than its liabilities, suspends making payments on any of its debts (as part of a general suspension of debts) or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Secured Party in its capacity as such) with a view to rescheduling any of its indebtedness in an amount equal to or greater than $1,000,000; and (B) a moratorium is declared in respect of any indebtedness of UK Guarantor or its Subsidiaries. If a moratorium occurs, the ending of such moratorium will not remedy any Event of Default caused by that moratorium; (n) any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects any asset or assets of a UK Guarantor or its Subsidiaries having an aggregate value in excess of $1,000,000, unless such process is (y) contested in good faith by appropriate proceedings or (z) frivolous or vexatious or is discharged, stayed, withdrawn or dismissed within twenty-one (21) days of commencement; (o) The Pensions Regulator issues a Financial Support Direction or a Contribution Notice to any UK Guarantor or any comparable notice to any UK Guarantor has been notifying it that it has incurred a debt or other liability under Sections 73 or 75A of the United Kingdom’s Pensions Act 1995 in each case that could reasonably be expected to result in a Material Adverse Effect; (p) The Ultimate Parent’s shares shall be suspended from trading on the NASDAQ National Market for more than two consecutive calendar days upon which trading in shares generally occurs on such exchange or shall be delisted; (q) any Change of Executive Management shall occur;

-105- (r) the termination of the Allianz Equity Purchase Agreement prior to consummation of the Allianz Equity Transaction and receipt by Ultimate Parent of the proceeds of the Allianz Equity Transaction; or (s) failure of the Equity Investors, on or prior to the Equity Transactions Outside Date, to make cash contributions to Ultimate Parent or the AlTi German Subsidiary in an aggregate amount of not less than $320,000,000 (the “Equity Contribution”) in exchange for Equity Interests in Ultimate Parent in accordance with the Equity Purchase Documents; provided that no more than $50,000,000 of such cash contributions may be made to the AlTi German Subsidiary. Section 8.2 Non Bankruptcy Defaults. When any Event of Default (other than those described in Section 8.1(j) or (k) with respect to Borrower) has occurred and is continuing, Administrative Agent may (and if so directed by the Required Lenders shall) by written notice to Borrower: (a) terminate the remaining Commitments and all other obligations of the Lenders hereunder on the date stated in such notice (which may be the date thereof); (b) declare the principal of and the accrued interest on all outstanding Loans to be forthwith due and payable and thereupon all outstanding Loans, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest or notice of any kind; and (c) demand that Borrower immediately Cash Collateralize the L/C Obligations in an amount equal to 103% of the aggregate L/C Obligations, and Borrower agrees to immediately make such payment and acknowledges and agrees that the Lenders would not have an adequate remedy at law for failure by Borrower to honor any such demand and that Administrative Agent, for the benefit of the Lenders, shall have the right to require Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any Letter of Credit. Administrative Agent, after giving notice to Borrower pursuant to Section 8.1(c) or this Section 8.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the effect of such notice. Section 8.3 Bankruptcy Defaults. When any Event of Default described in Section 8.1(j) or (k) with respect to Borrower has occurred and is continuing, then all outstanding Loans shall immediately become due and payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of any kind, the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate and Borrower shall immediately Cash Collateralize the L/C Obligations in an amount equal to 103% of the aggregate L/C Obligations, Borrower acknowledging and agreeing that the Lenders would not have an adequate remedy at law for failure by Borrower to honor any such demand and that the Lenders, and Administrative Agent on their behalf, shall have the right to require Borrower to specifically perform such undertaking whether or not any draws or other demands for payment have been made under any of the Letters of Credit. Section 8.4 Equity Cure Right. Notwithstanding the existence of a Default or Event of Default resulting from a financial covenant violation under Section 7.13, any cash contribution (in the form of common equity) made to Borrower, after the last day of the fiscal quarter with respect to which such financial covenant violation has occurred and on or prior to the day that is 10 Business Days after the day on which financial statements are required to be delivered for such fiscal quarter, will, at the written request of Borrower, be included in the calculation of

-106- Consolidated EBITDA with respect to each applicable provision of Section 7.13 (applied to the last month of the fiscal quarter being tested for the purposes of determining compliance with the financial covenants under Section 7.13 at the end of such fiscal quarter and any subsequent period that includes such fiscal quarter (any such equity contribution, a “Specified Contribution”)); provided that (i) the amount of each Specified Contribution will not be greater than the minimum amount necessary to cure the relevant failure(s) to comply with such financial covenants, (ii) each Specified Contribution and the use of proceeds thereof will be disregarded for all other purposes under this Agreement (including, to the extent applicable, basket levels, pricing and other items governed by reference to Consolidated EBITDA or that include Consolidated EBITDA in the determination thereof in any respect); provided that any repayment of Loans with such proceeds shall be reflected in the calculation of covenants hereunder after such Specified Contribution is no longer reflected in the current calculation of Consolidated EBITDA, (iii) no more than four such Specified Contributions may be made during the term of this Agreement and (iv) Specified Contributions may not be made in two consecutive Fiscal Quarters; provided that, from the date Borrower shall have provided notice of its intent to cure (the “Notice to Cure”) until the earlier of ten Business Days after delivery of the Notice to Cure and timely receipt of the Specified Contribution, no Default or Event of Default resulting solely from failure to comply with Section 7.13 shall be deemed to exist for any purpose under this Agreement (other than Section 4.2); provided further that until such Specified Contribution is received by Borrower no permitted action conditioned upon the absence of a Default or Event of Default may be taken, and no carve-out or basket conditioned upon the absence of a Default or Event of Default may be utilized. Upon timely receipt by Borrower in cash of the Specified Contribution, the applicable Defaults and Events of Defaults shall be deemed waived and retroactively cured with the same effect as though there had been no failure to comply with the applicable financial covenants set forth in Section 7.13. The proceeds of any Specified Contribution made pursuant to this Section 8.4 shall be applied as a mandatory prepayment first to the outstanding Term Loans (in inverse order of maturity) until paid in full and then to the Revolving Loans. Section 8.5 Collateral Account. (a) If the prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 2.8(b), Section 2.16, Section 8.2 or Section 8.3 above, Borrower shall forthwith pay the amount required to be so prepaid, to be held by Administrative Agent as provided in subsection (b) below. (b) All amounts prepaid pursuant to subsection (a) above shall be held by Administrative Agent in one or more separate collateral accounts (each such account, and the credit balances, properties, and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the “Collateral Account”) as security for, and for application by Administrative Agent (to the extent available) to, the reimbursement of any payment under any Letter of Credit then or thereafter made by the applicable L/C Issuer, and to the payment of the unpaid balance of all other Obligations (and to all Hedging Liability and Funds Transfer and Deposit Account Liability). The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of Administrative Agent for the benefit of Administrative Agent, the Lenders, and the L/C Issuers. Other than any interest earned on the investment of such deposits, which investments shall be made at the option

-107- and sole discretion of Administrative Agent and at Borrower’s risk and expense, such deposits shall not bear interest. If (i) Borrower shall have made payment of all obligations referred to in subsection (a) above required under Section 2.8(b) and Section 2.16, if any, at the request of Borrower, Administrative Agent shall release to Borrower amounts held in the Collateral Account so long as at the time of the release and after giving effect thereto no Default or Event of Default exists and, in the case of Section 2.16, no Lender is a Defaulting Lender and (ii) Borrower shall have made payment of all obligations referred to in subsection (a) above required under Section 8.2 or 8.3, so long as no Letters of Credit, Commitments, Loans or other Obligations, Hedging Liability, or Funds Transfer and Deposit Account Liability remain outstanding, at the request of Borrower, Administrative Agent shall release to Borrower any remaining amounts held in the Collateral Account. Section 8.6 Notice of Default. Administrative Agent shall give notice to Borrower under Section 8.1(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof. SECTION 9. ADMINISTRATIVE AGENT Section 9.1 Appointment and Authorization of Administrative Agent. Each Lender and each L/C Issuer hereby appoints BMO Bank N.A. as Administrative Agent under the Loan Documents and hereby authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Therefore, the Lenders and L/C Issuer expressly agree that Administrative Agent is not acting as a fiduciary of the Lenders or the L/C Issuers in respect of the Loan Documents, Borrower or otherwise, and nothing herein or in any of the other Loan Documents shall result in any duties or obligations on Administrative Agent or any of the Lenders or L/C Issuer except as expressly set forth herein. Except as provided in Section 9.7, the provisions of this Article are solely for the benefit of Administrative Agent, the Lenders and the L/C Issuers, and Borrower shall not have rights as a third-party beneficiary of any of such provisions. Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacity as a potential obligee of any Hedging Liability or Funds Transfer and Deposit Account Liability) and the L/C Issuers hereby irrevocably appoints and authorizes Administrative Agent to act as the agent of such Lender and such L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto (including to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by Administrative Agent pursuant to this Section 9 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising

-108- any rights and remedies thereunder at the direction of Administrative Agent, shall be entitled to the benefits of all provisions of Sections 9 and 11 (including Section 11.13, as though such co- agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Section 9.2 Rights as a Lender. The Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, Borrower or any Subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to the Lenders. Section 9.3 Action by Administrative Agent/Sustainability Coordinator. Neither Administrative Agent nor the Sustainability Coordinator shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, neither Administrative Agent nor Sustainability Coordinator (a) shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent or the Sustainability Coordinator is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that neither Administrative Agent nor the Sustainability Coordinator shall be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent or the Sustainability Coordinator, as applicable, to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as Administrative Agent, Sustainability Coordinator or any of their respective Affiliates in any capacity. Administrative Agent and the Sustainability Coordinator shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document unless it first receives such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all or other Lenders) as it deems appropriate and any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent and the Sustainability Coordinator shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all or other Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

-109- Section 9.4 Consultation with Experts. Administrative Agent may consult with legal counsel (who may be counsel to Borrower), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in accordance with the advice of such counsel, accountants or experts. Section 9.5 Liability of Administrative Agent and Sustainability Coordinator; Credit Decision. (a) Neither Administrative Agent, the Sustainability Coordinator nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with the Loan Documents: (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to Administrative Agent in writing by Borrower, a Lender or an L/C Issuer. Neither Administrative Agent, the Sustainability Coordinator nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in connection with this Agreement, any other Loan Document or any Credit Event, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants or agreements of Borrower or any Subsidiary contained herein or in any other Loan Document; (iv) the satisfaction of any condition specified in Section 4, other than to confirm receipt of items expressly required to be delivered to Administrative Agent or the Sustainability Coordinator, as applicable; or (v) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectability hereof or of any other Loan Document or of any other documents or writing furnished in connection with any Loan Document or of any Collateral; and neither Administrative Agent nor the Sustainability Coordinator makes any representation of any kind or character with respect to any such matter mentioned in this sentence. (b) Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, increase, reinstatement or renewal of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. In particular and without limiting any of the foregoing, Administrative Agent shall have no responsibility for confirming the accuracy of any Compliance Certificate or other document or instrument received by it under the Loan Documents. Administrative Agent may treat the payee of any Obligation as the holder thereof until written notice of transfer shall have been filed with Administrative Agent signed by such payee in form satisfactory to Administrative Agent. Each

-110- Lender and L/C Issuer acknowledges that it has independently and without reliance on Administrative Agent, the Sustainability Coordinator or any Lender or L/C Issuer (or any of their Related Parties), and based upon such information, investigations and inquiries as it deems appropriate, made its own credit analysis and decision to extend credit to Borrower in the manner set forth in the Loan Documents. It shall be the responsibility of each Lender and L/C Issuer to keep itself informed as to the creditworthiness of Borrower and its Subsidiaries, and neither Administrative Agent nor the Sustainability Coordinator shall have any liability to any Lender or L/C Issuer with respect thereto. (c) In addition, neither Administrative Agent nor the Sustainability Coordinator (x) shall have any duty to ascertain, inquire into or otherwise independently verify any informational materials focused on ESG targets to be used in connection the credit facility describe in this Agreement, including any information based upon the information provided by Borrower with respect to the applicable KPI’s and (y) shall have any responsibility for (or liability in respect of) the completeness or accuracy of any such information. Each party hereto hereby agrees that Administrative Agent shall not have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any ESG Applicable Rate Adjustment (or any of the data or computations that are part of or related to any such calculation) set forth in any sustainability certificate or notice as to a sustainability certificate inaccuracy (and Administrative Agent and the Sustainability Coordinator may rely conclusively on any such certificate or notice, without further inquiry). Section 9.6 Indemnity. To the extent that Borrower for any reason fails to indefeasibly pay any amount required under Section 11.13 to be paid by it to Administrative Agent (or any sub- agent thereof), any L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to Administrative Agent (or any such sub-agent), such L/C Issuer or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Percentage at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent (or any such sub-agent an L/C Issuer in its capacity as such), or against any Related Party of any of the foregoing acting for Administrative Agent (or any such sub-agent), an L/C Issuer in connection with such capacity. The obligations of the Lenders under this Section shall survive termination of this Agreement. Administrative Agent shall be entitled to offset amounts received for the account of a Lender under this Agreement against unpaid amounts due from such Lender to Administrative Agent or any L/C Issuer hereunder (whether as fundings of participations, indemnities or otherwise, and with any amounts offset for the benefit of Administrative Agent to be held by it for its own account and with any amounts offset for the benefit of a L/C Issuer to be remitted by Administrative Agent to or for the account of such L/C Issuer), but shall not be entitled to offset against amounts owed to Administrative Agent or any L/C Issuer by any Lender arising outside of this Agreement and the other Loan Documents. Section 9.7 Resignation of Agents and Successor Agents. (a) Administrative Agent may resign at any time by giving written notice thereof to the Lenders, the L/C Issuers, and Borrower. Upon any such resignation of Administrative Agent, the

-111- Required Lenders shall have the right, in consultation with Borrower, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment within 30 days after the retiring Administrative Agent’s giving of notice of resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”) then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent, which may be any Lender hereunder or any commercial bank, or an Affiliate of a commercial bank, having an office in the United States of America and having a combined capital and surplus of at least $200,000,000; provided, that in no event shall any such successor Administrative Agent be a Defaulting Lender. With effect from the Resignation Effective Date (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) except for any indemnity payments owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of its appointment as Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent under the Loan Documents. The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Section 9 and all protective provisions of the other Loan Documents shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. (b) The Sustainability Coordinator may at any time give notice of its resignation to Administrative Agent, the Lenders, the L/C Issuers and Borrower, which resignation shall be effective on the date set forth in such notice, which date shall not be less than 10 Business Days following the date of receipt of such notice by Borrower and Administrative Agent (the “Sustainability Coordinator Resignation Effective Date”). Upon receipt of any such notice of resignation, Borrower shall have the right to appoint a successor, which shall be a Lender or Affiliate of a Lender; provided that in no event shall any such successor Sustainability Coordinator be a Defaulting Lender. With effect from the Sustainability Coordinator Resignation Effective Date, the retiring Sustainability Coordinator shall be discharged from any duties and obligations hereunder and under the other Loan Documents. Upon the acceptance of a successor’s appointment as Sustainability Coordinator hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Sustainability Coordinator (other than any rights to indemnity payments owed to the retiring Sustainability Coordinator), and the retiring Sustainability Coordinator shall be discharged from any duties and obligations hereunder or under the other Loan Documents. After the retiring Sustainability Coordinator’s resignation hereunder and under the other Loan Documents, the provisions of this Section 9 and all protective provisions of the other Loan Documents shall continue in effect for the benefit of

-112- such retiring Sustainability Coordinator, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Sustainability Coordinator was acting as Sustainability Coordinator. Section 9.8 L/C Issuer. Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith. The L/C Issuers shall have all of the benefits and immunities (i) provided to Administrative Agent in this Section 9 with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit as fully as if the term “Administrative Agent”, as used in this Section 9, included such L/C Issuer with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such L/C Issuer. Section 9.9 Hedging Liability and Funds Transfer and Deposit Account Liability Arrangements. By virtue of a Lender’s execution of this Agreement or an assignment agreement pursuant to Section 11.10, as the case may be, any Affiliate of such Lender with whom Borrower or any Guarantor has entered into an agreement creating Hedging Liability or Funds Transfer and Deposit Account Liability shall be deemed a Lender party hereto for purposes of any reference in a Loan Document to the parties for whom Administrative Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan Documents consist exclusively of such Affiliate’s right to share in payments and collections out of the Collateral and the Guaranties as more fully set forth in Section 2.12(c). Without limiting the generality of the foregoing, (i) each such Lender Affiliate shall, for the avoidance of doubt, be deemed to have agreed to the provisions of Section 9.16 and (ii) no such Lender Affiliate shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral). Notwithstanding any other provision of this Section 9 to the contrary, Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to Hedging Liability or Funds Transfer and Deposit Account Liability unless Administrative Agent has received written notice of such Hedging Liability or Funds Transfer and Deposit Account Liability, together with such supporting documentation as Administrative Agent may request, from the applicable Lender or Lender Affiliate. Section 9.10 Designation of Additional Agents. Administrative Agent shall have the continuing right, for purposes hereof, at any time and from time to time to designate one or more of the Lenders (and/or its or their Affiliates) as “syndication agents,” “documentation agents,” “book runners,” “lead arrangers,” “arrangers,” or other designations for purposes hereto, but such designation shall have no substantive effect, and such Lenders and their Affiliates shall have no additional powers, duties or responsibilities as a result thereof. Anything herein to the contrary notwithstanding, none of the Sustainability Coordinator, lead arrangers or joint bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as Administrative Agent, a Lender or an L/C Issuer hereunder. Section 9.11 Authorization to Release or Subordinate or Limit Liens. Administrative Agent is hereby irrevocably authorized by each of the Lenders and the L/C Issuers to (a) release

-113- any Lien covering any Collateral that is sold, transferred, or otherwise disposed of in accordance with the terms and conditions of this Agreement and the relevant Collateral Documents (including a sale, transfer, or disposition permitted by the terms of Section 7.4 or which has otherwise been consented to in accordance with Section 11.11); provided, that to the extent any Guarantor becomes an Excluded Subsidiary solely as a result of becoming a non-Wholly Owned Subsidiary, any such release under this clause (a) shall only be permitted if such Subsidiary became a non- Wholly Owned Subsidiary as a result of a bona fide transaction with any Person that is not an Affiliate of the Borrower prior to the consummation of such transaction, (b) release or subordinate any Lien on Collateral consisting of goods financed with purchase money indebtedness or under a Capital Lease to the extent such purchase money indebtedness or Capitalized Lease Obligation, and the Lien securing the same, are permitted by Sections 7.1(b) and 7.2(d), (c) reduce or limit the amount of the indebtedness secured by any particular item of Collateral to an amount not less than the estimated value thereof to the extent necessary to reduce mortgage registry, filing and similar tax, and (d) release Liens on the Collateral following the occurrence of Payment in Full. Section 9.12 Authorization to Enter into, and Enforcement of, the Collateral Documents. (a) Administrative Agent is hereby irrevocably authorized by each of the Lenders and the L/C Issuers to execute and deliver the Collateral Documents on behalf of each of the Lenders and their Affiliates and the L/C Issuers and, subject to Section 11.11, to take such action and exercise such powers under the Collateral Documents as Administrative Agent considers appropriate. Each Lender and L/C Issuer acknowledges and agrees that it will be bound by the terms and conditions of the Collateral Documents upon the execution and delivery thereof by Administrative Agent. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with Section 8.2, 8.3 and 8.4 for the benefit of all the Lenders and the L/C Issuers; provided that the foregoing shall not prohibit (i) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) any L/C Issuer from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer) hereunder and under the other Loan Documents, (iii) any Lender from exercising setoff rights in accordance with Section 11.14 (subject to the terms of Section 11.5), or (iv) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (a) the Required Lenders shall have the rights otherwise ascribed to Administrative Agent pursuant to Sections 8.2, 8.3 and 8.4 and (b) in addition to the matters set forth in clauses (ii), (iii) and (iv) of the preceding proviso and subject to Section 11.5, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. Section 9.13 Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or

-114- through any one or more sub agents appointed by Administrative Agent. Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the Credits as well as activities as Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub agents. Section 9.14 Administrative Agent may File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and Administrative Agent under Sections 2.11 and 11.13) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Sections 2.11 and 11.13. Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or L/C Issuer to authorize Administrative Agent to vote in respect of the claim of any Lender or L/C Issuer in any such proceeding. Section 9.15 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto

-115- to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent, the lead arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent, the lead arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

-116- Section 9.16 Recovery of Erroneous Payments. Notwithstanding anything to the contrary in this Agreement, if at any time Administrative Agent determines (in its sole and absolute discretion) that it has made a payment hereunder in error to any Lender, L/C Issuer or other Secured Party, whether or not in respect of an Obligation due and owing by Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each such Person receiving a Rescindable Amount severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount received by such Person in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender, each L/C Issuer and each other Secured Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another), “good consideration”, “change of position” or similar defenses (whether at law or in equity) to its obligation to return any Rescindable Amount. Administrative Agent shall inform each Lender, L/C Issuer or other Secured Party that received a Rescindable Amount promptly upon determining that any payment made to such Person comprised, in whole or in part, a Rescindable Amount. Each Person’s obligations, agreements and waivers under this Section 9.16 shall survive the resignation or replacement of Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or L/C Issuer, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. Section 9.17 UK security trustee. (a) Notwithstanding any other provision of this Agreement, each Secured Party irrevocably appoints Administrative Agent to act as its trustee under and in connection with each UK Security Document on the terms and conditions set out in any such UK Security Document to hold the assets subject to the security thereby created as trustee for the Secured Parties. Each of the Secured Parties authorizes Administrative Agent to exercise the rights, remedies, power and discretions, specifically given to Administrative Agent under or in respect of the UK Security Documents, together with any rights, remedies, power and discretions, incidental thereto. In addition, when acting in the capacity of trustee for the Secured Parties, Administrative Agent shall have all the rights, remedies and benefits of and in favor of Administrative Agent contained in this Section 9. (b) Any reference in this Agreement to Liens stated to be in favor of Administrative Agent shall be construed so as to include a reference to Liens granted in favor of Administrative Agent in its capacity as security trustee of the Secured Parties. (c) Nothing in this Section 9 shall require Administrative Agent to act as a trustee at common law or to hold any property on trust in any jurisdiction outside the United States or the United Kingdom that may not operate under principles of trust or where such trust would not be recognized or its effects would not be enforceable. Section 9.18 Flood Laws. BMO Bank N.A. has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance

-117- Reform Act of 1994 and related legislation (the “Flood Laws”). BMO Bank N.A., as administrative agent or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws. However, BMO Bank N.A. reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each federally regulated Lender (whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements. SECTION 10. THE GUARANTEES Section 10.1 The Guarantees. (a) To induce the Lenders and L/C Issuer to provide the credits described herein and in consideration of benefits expected to accrue to Borrower and the other Loan Parties by reason of the Commitments and for other good and valuable consideration, receipt of which is hereby acknowledged, each Loan Party (including any Loan Party executing an Additional Guarantor Supplement in the form attached hereto as Exhibit F or such other form acceptable to Administrative Agent) hereby unconditionally and irrevocably guarantees jointly and severally to Administrative Agent, the Lenders, and the L/C Issuers and their Affiliates, the due and punctual payment of all present and future Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability, including, but not limited to, the due and punctual payment of principal of and interest on the Loans, the Reimbursement Obligations, and the due and punctual payment and performance of all other Obligations now or hereafter owed by the Loan Parties under the Loan Documents and the due and punctual payment and performance of all Hedging Liability and Funds Transfer and Deposit Account Liability, in each case as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, according to the terms hereof and thereof (including all interest, costs, fees, and charges after the entry of an order for relief against any Loan Party or such other obligor in a case under the United States Bankruptcy Code or any similar proceeding, whether or not such interest, costs, fees and charges would be an allowed claim against such Loan Party or any such obligor in any such proceeding) (collectively, the “Guaranteed Obligations”). (b) Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations. The obligations of each Qualified ECP Guarantor under this Section 10.1(b) shall remain in full force and effect until payment in full of the Hedging Liability, and Funds Transfer and Deposit Account Liability. Each Qualified ECP Guarantor intends that this Section 10.1(b) constitute, and this Section 10.1(b) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. Section 10.2 Guarantee Unconditional. The obligations of each Guarantor under this Section 10 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged, or otherwise affected by:

-118- (a) any extension, renewal, settlement, compromise, waiver, or release in respect of any obligation of any Loan Party or other obligor or of any other guarantor under this Agreement or any other Loan Document or by operation of law or otherwise; (b) any modification or amendment of or supplement to this Agreement or any other Loan Document or any agreement relating to any Guaranteed Obligations; (c) any change in the corporate existence, structure, or ownership of, or any insolvency, bankruptcy, reorganization, or other similar proceeding affecting, any Loan Party or other obligor, any other guarantor, or any of their respective assets, or any resulting release or discharge of any obligation of any Loan Party or other obligor or of any other guarantor contained in any Loan Document; (d) the existence of any claim, set off, or other rights which any Loan Party or other obligor or any other guarantor may have at any time against Administrative Agent, any Lender, any L/C Issuer or any other Person, whether or not arising in connection herewith; (e) any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against any Loan Party or other obligor, any other guarantor, or any other Person or Property; (f) any application of any sums by whomsoever paid or howsoever realized to any obligation of any Loan Party or other obligor, regardless of what obligations of Borrower or other obligor remain unpaid; (g) any invalidity or unenforceability relating to or against any Loan Party or other obligor or any other guarantor for any reason of this Agreement or of any other Loan Document or any agreement relating to any Guaranteed Obligations or any provision of applicable Law or regulation purporting to prohibit the payment by any Loan Party or other obligor or any other guarantor of the principal of or interest on any Loan or any Reimbursement Obligation or any other amount payable under the Loan Documents or any agreement relating to any Guaranteed Obligations; or (h) any other act or omission to act or delay of any kind by Administrative Agent, any Lender, any L/C Issuer, or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of any Guarantor under this Section 10. Section 10.3 Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. Until such time as Payment in Full occurs, each Guarantor’s obligations under this Section 10 shall remain in full force and effect. If at any time any payment of any Guaranteed Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of Borrower or other obligor or of any guarantor, or otherwise, each Guarantor’s obligations under this Section 10 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time. Section 10.4 Subrogation. Until such time as Payment in Full occurs, each Guarantor agrees it will not exercise any rights which it may acquire by way of subrogation by any payment

-119- made hereunder, or otherwise. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time prior to Payment in Full occurring, such amount shall be held in trust for the benefit of Administrative Agent, the Lenders, and the L/C Issuers (and their Affiliates) and shall forthwith be paid to Administrative Agent for the benefit of the Lenders and L/C Issuer (and their Affiliates) or be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of this Agreement. Section 10.5 Waivers. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest, and any notice not provided for herein, as well as any requirement that at any time any action be taken by Administrative Agent, any Lender, any L/C Issuer, or any other Person against any Loan Party or other obligor, another guarantor, or any other Person. Section 10.6 Limit on Recovery. Notwithstanding any other provision of this Section 10, the amount guaranteed by each Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transactions Act or similar statute or common law. In determining the limitations, if any, on the amount of any Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Guarantor may have under this Section 10, any other agreement or applicable law shall be taken into account. Section 10.7 Contribution. (a) To the extent that any Guarantor shall make a payment under this Section 10 (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor’s Allocable Amount (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment and the occurrence of Payment in Full, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. (b) As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the excess of the fair saleable value of the property of such Guarantor over the total liabilities of such Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Guarantors as of such date in a manner to maximize the amount of such contributions. (c) This Section 10.7 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 10.7 is intended to or shall impair the obligations of the

-120- Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Section 10. (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing. (e) The rights of the indemnifying Guarantors against other Guarantors under this Section 10.7 shall only be exercisable upon the occurrence of Payment in Full. Section 10.8 Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Loan Party or other obligor under this Agreement or any other Loan Document, or under any agreement relating to the Guaranteed Obligations, is stayed upon the insolvency, bankruptcy or reorganization of such Loan Party or such obligor, all such amounts otherwise subject to acceleration under the terms of this Agreement or the other Loan Documents, or under any agreement relating to the Guaranteed Obligations, shall nonetheless be payable by the Guarantors hereunder forthwith on demand by Administrative Agent made at the request of the Required Lenders. Section 10.9 Benefit to Guarantors. The Guarantors are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of each Guarantor has a direct impact on the success of each other Guarantor. Each Guarantor will derive substantial direct and indirect benefit from the extensions of credit hereunder. Section 10.10 Guarantor Covenants. Each Guarantor shall take such action as Borrower is required by this Agreement to cause such Guarantor to take, and shall refrain from taking such action as Borrower is required by this Agreement to prohibit such Guarantor from taking. Section 10.11 United Kingdom Guarantee Limitations. Without limiting any specific exemptions set out below or in the Agreement and notwithstanding any other provision of this Agreement or any other Loan Document to the contrary: (a) no obligations and liabilities of a UK Guarantor under Section 10 of this Agreement and under any other guarantee or indemnity provision in a Loan Document (the “Limited Guarantee Obligations”) will extend to include any obligation or liability; and (b) no Collateral granted by a UK Guarantor will secure any Limited Guarantee Obligation, in each case of the foregoing clauses (a) and (b), if and to the extent doing so would be unlawful financial assistance (including within the meaning of sections 678 or 679 of the Companies Act 2006 applicable to members of the group of companies to which the Borrower belongs that are organized, formed or incorporated in the United Kingdom or any equivalent provision of any other applicable law and notwithstanding any applicable exemptions and/or undertaking of any applicable prescribed whitewash or similar financial assistance procedures) in respect of the acquisition of shares in itself or its holding company or a member of the group of companies to which the Borrower belongs under the laws of its jurisdiction of incorporation.

-121- If, notwithstanding the above, the giving of the guarantee in respect of the Limited Guarantee Obligations or Lien would be unlawful financial assistance, then, to the extent necessary to give effect to the above (and only to the extent legally effective in the relevant jurisdiction), the obligations under the Loan Documents will be deemed to have been split into two tranches; “Tranche 1” comprising those obligations which can be secured by the Limited Guarantee Obligations or Lien without breaching or contravening relevant financial assistance laws and “Tranche 2” comprising the remainder of the obligations under the Loan Documents. The Tranche 2 obligations will be excluded from the relevant Limited Guarantee Obligations. SECTION 11. MISCELLANEOUS Section 11.1 No Waiver, Cumulative Remedies. No delay or failure on the part of Administrative Agent, any L/C Issuer, or any Lender, or on the part of the holder or holders of any of the Obligations, in the exercise of any power or right under any Loan Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of Administrative Agent, the L/C Issuers, the Lenders, and of the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have. Section 11.2 Non-Business Days. If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest. Section 11.3 Survival of Representations. All representations and warranties made herein or in any other Loan Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder. Section 11.4 Survival of Indemnity and Certain Other Provisions. All indemnity provisions and other provisions relative to reimbursement to the Lenders and L/C Issuer of amounts sufficient to protect the yield of the Lenders and L/C Issuer with respect to the Loans and Letters of Credit, including, but not limited to, Sections 3.3, 3.6, and 11.13, shall survive Payment in Full, and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim thereunder. All such indemnity and other provisions shall be binding upon the successors and assigns of each Loan Party and shall inure to the benefit of each applicable Indemnitee and its successors and assigns. Section 11.5 Sharing of Set Off. Each Lender agrees with each other Lender a party hereto that if such Lender shall receive and retain any payment, whether by set off or application of deposit balances or otherwise, on any of the Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the Lenders, then such

-122- Lender shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans or Reimbursement Obligations, or participations therein, held by each such other Lenders (or interest therein) as shall be necessary to cause such Lender to share such excess payment ratably with all the other Lenders; provided, that if any such purchase is made by any Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. For purposes of this Section, amounts owed to or recovered by any L/C Issuer in connection with Reimbursement Obligations in which Lenders have been required to fund their participation shall be treated as amounts owed to or recovered by such L/C Issuer as a Lender hereunder. Section 11.6 Notices. (a) Except as otherwise specified herein, all notices hereunder and under the other Loan Documents shall be in writing (including notice by telecopy) and shall be given to the relevant party at its address set forth below, or such other address as such party may hereafter specify by notice to Administrative Agent and Borrower given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Loan Documents to any Lender shall be addressed to its address set forth on its Administrative Questionnaire; and notices under the Loan Documents to Borrower, any other Loan Party, Administrative Agent or L/C Issuer shall be addressed to its respective address set forth below: to any Loan Party: ALTI Global, Inc. 520 Madison Ave., 21st Floor New York, NY 10022 Attention: Reid Parmelee and Adrian Reese Telephone: 212-396-5900 Email: rparmelee@tiedemannadvisors.com, areese@tiedemannadvisors.com to Administrative Agent and L/C Issuer: BMO Bank N.A. 100 King St. West FCP 4th Floor Toronto, ON, M5X 1A1 Attention: Patrick O’Grady Telephone: 312-461-3528 Email: GFS.AgencyUS@bmo.com bmocmcb-assetandwealthmanagers@bmo.com Each such notice, request or other communication shall be effective (i) if given by mail, 5 days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (ii) if given by any other means, when delivered at the addresses specified in this Section or in the relevant Administrative Questionnaire; provided that any notice given pursuant to Section 2 shall be effective only upon receipt. (b) Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e mail, FpML, and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or L/C Issuer pursuant to Section 2 if such Lender or L/C Issuer, as applicable, has notified Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder

-123- by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e- mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Any party hereto may change its address or email for notices and other communications hereunder by notice to the other parties hereto. (d) Borrower agrees that Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the L/C Issuers and the other Lenders by posting the Communications on the Platform. (e) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to Borrower, any Lender, any L/C Issuer or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of Borrower’s or Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of Borrower pursuant to any Loan Document or the transactions contemplated therein that is distributed to Administrative Agent, any Lender or any L/C Issuer by means of electronic communications pursuant to this Section, including through the Platform. Section 11.7 Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, each of which shall constitute an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement and such counterpart shall be deemed to be an original hereof. The words “execution,” “signed,” “signature” and words of like import in this Agreement or any other Loan Document relating to the execution and delivery of this Agreement or such other Loan Document shall be deemed to include electronic signatures, which shall be of the same legal effect,

-124- validity or enforceability as a manually executed signature to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 11.8 Successors and Assigns. This Agreement shall be binding upon Borrower, the Guarantors and the other Loan Parties and their successors and assigns, and shall inure to the benefit of Administrative Agent, each L/C Issuer, and each of the Lenders, and their respective successors and assigns, including any subsequent holder of any of the Obligations. Borrower, Guarantors and the other Loan Parties may not assign any of their rights or obligations under any Loan Document without the written consent of all of the Lenders and, with respect to any Letter of Credit or the Application therefor, the applicable L/C Issuer. Section 11.9 Participants. Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or Borrower or any of Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrower, Administrative Agent, the L/C Issuers and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.6 with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso of Section 11.11 that affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1 through 3.4 and 3.6 (subject to the requirements and limitations therein) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant Section 11.10; provided that such Participant (A) agrees to be subject to the provisions of Section 2.15 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 3.1, 3.2 or 3.6, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 2.15 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.14 as though it were a Lender; provided that such Participant agrees to be subject to Section 11.5 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the

-125- Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. Section 11.10 Assignments. (a) Assignments Generally. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans and participation interest in L/C Obligations at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (a)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans and participation interest in L/C Obligations outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans and participation interest in L/C Obligations of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Administrative Agent or, if “Effective Date” is specified in the Assignment and Acceptance, as of the Effective Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit, or $1,000,000, in the case of any assignment in respect of any Term Loan, unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Credits on a non-pro rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 11.10(a)(i)(B) and, in addition: (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a

-126- Lender, an Affiliate of a Lender or an Approved Fund; provided that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within 10 Business Days after having received notice thereof; (B) the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) the Revolving Credit if such assignment is to a Person that is not a Lender with a Commitment in respect of such facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) the Term Loans to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and (C) in respect of the Revolving Credit, the consent of each L/C Issuer (such consent not to be unreasonably withheld or delayed). (iv) Assignment and Acceptance. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (provided that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment) and the assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) Borrower or any of Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent, each L/C Issuer and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Revolver Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee

-127- of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by Administrative Agent pursuant to Section 11.10(b), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 11.4 and 11.13 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.9. (b) Register. Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices in Chicago, Illinois, a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and Borrower, Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (c) Certain Pledges. Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or grant to a FRB, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or secured party for such Lender as a party hereto; provided further, however, the right of any such pledgee or grantee (other than any FRB) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement. (d) Buybacks. Any Lender may, at any time, assign all or a portion of its rights and obligations with respect to its Term Loans under this Agreement to Borrower (but, for the avoidance of doubt, not any of their respective Subsidiaries or Affiliates) through (x) so long as no Default or Event of Default has occurred and is continuing at the time of commencement thereof, Dutch auctions open to all Lenders on a pro rata basis in accordance with the Auction Procedures or (y) notwithstanding Sections 2.12 and 11.5 or any other provision in this Agreement and so long as no Default or Event of Default shall be continuing at the time of the entry into a binding agreement with respect to such open market purchase, open market purchase on a non-pro rata basis; provided that that the participating Lender and Borrower shall execute and deliver to the Auction Manager an assignment agreement substantially in the form of Exhibit J-2 hereto (an

-128- “Affiliated Lender Assignment and Assumption”) in lieu of an Assignment and Assumption; provided further, that: (i) the principal amount of such Term Loans, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to Borrower shall be deemed automatically irrevocably repaid, terminated, cancelled, extinguished and of no further force and effect on the date of such contribution, assignment or transfer, and Borrower shall neither obtain nor have any rights as a Lender hereunder or under the other Loan Documents by virtue of such assignment, (ii) the aggregate outstanding principal amount of Term Loans of the remaining Lenders shall reflect such cancellation and extinguishing of the Term Loans then held by Borrower, and (iii) Borrower shall promptly provide notice to Administrative Agent of such contribution, assignment or transfer of such Loans, and Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register; provided further, that Borrower shall not have any material non-public information with respect to any Loan Parties that either (I) has not been disclosed to the Lenders on or prior to the date of any initiation of an auction Borrower under this clause (d) or (II) if not disclosed to the Lenders, would reasonably be expected to have a material effect upon, or otherwise be material to, (x) a Lender’s decision to participate in any such auction or (y) the market price of the relevant Term Loans. Section 11.11 Amendments. Subject to Section 3.8, any provision of this Agreement or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Borrower and the Required Lenders (or by Borrower and Administrative Agent with the consent of the Required Lenders), and each such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment or waiver shall: (i) extend or increase any Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Article IV or the waiver of any Default shall not constitute an extension or increase of any Commitment of any Lender); (ii) reduce the principal of, or rate of interest specified herein on, any Loan or any Reimbursement Obligation, or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly and adversely affected thereby (provided that only the consent of the Required Lenders shall be necessary (x) to amend the definition of “Default Rate” or to waive the obligation of Borrower to pay interest at the Default Rate or (y) to amend any financial covenant (or any defined term directly or indirectly used therein), even if the effect of such amendment would be to reduce the rate of interest on any Loan or other Obligation or to reduce any fee payable hereunder);

-129- (iii) postpone any date scheduled for any payment of principal of, or interest on, any Loan or any Reimbursement Obligation, or any fees or other scheduled amounts payable hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, without the written consent of each Lender directly and adversely affected thereby; (iv) change Section 2.12(c) or Section 11.5 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby; (v) waive any condition set forth in Section 4.1 without the written consent of each Lender; (vi) change Section 2.3(b) in a manner that would permit the expiration date of any Letter of Credit to occur after the Revolving Credit Termination Date without the consent of each Lender; (vii) change any provision of this Section or the percentage in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (viii) release all or substantially all of the Collateral, without the written consent of each Lender; (ix) release all or substantially all of the value of the Guaranties, without the written consent of each Lender; or (x) subordinate the Liens of Administrative Agent for the benefit of the Secured Parties on the Collateral to any other Lien on all or a material portion of the Collateral or subordinate the right of payment of the Obligations to any other Indebtedness without, in each case, the written consent of each Lender; provided, further, that no such amendment or waiver shall amend, modify or otherwise affect the rights or duties hereunder or under any other Loan Document of (A) Administrative Agent, unless in writing executed by Administrative Agent and (B) an L/C Issuer, unless in writing executed by such L/C Issuer. Notwithstanding anything herein to the contrary, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended, or the maturity of any of its Loan may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case without the consent of such Defaulting Lender and (y) any amendment, waiver or consent requiring the consent of all the Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than the other affected Lenders shall require the consent of such Defaulting Lender.

-130- In addition, notwithstanding anything in this Section to the contrary, if Administrative Agent and Borrower shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then Administrative Agent and Borrower shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders to Administrative Agent within 10 Business Days following receipt of notice thereof. Section 11.12 Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement. Section 11.13 Costs and Expenses; Indemnification. (a) Each Loan Party agrees to pay all reasonable and documented out of pocket costs and expenses of Administrative Agent in connection with the preparation, negotiation, syndication, and administration of the Loan Documents, including the reasonable and documented out of pocket fees and disbursements of one external counsel to Administrative Agent and its Affiliates, taken as a whole, and, if reasonably necessary, of one external local counsel in any relevant jurisdiction and one regulatory counsel in each relevant specialty, in connection with the preparation and execution of the Loan Documents and in connection with the transactions contemplated hereby or thereby, and any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein are consummated, the preservation or release of any rights under any Loan or any Lien created pursuant to a Collateral Document and any proceedings instituted by or against Administrative Agent as a consequence of taking or holding any Lien created pursuant to the Collateral Documents, together with any fees and charges suffered or incurred by Administrative Agent in connection with periodic environmental audits, fixed asset appraisals, title insurance policies, collateral filing fees and lien searches. Each Loan Party agrees to pay to Administrative Agent, Sustainability Coordinator, each L/C Issuer and each Lender, and any other holder of any Obligations outstanding hereunder, all costs and expenses reasonably incurred or paid by Administrative Agent, Sustainability Coordinator, such L/C Issuer, such Lender, or any such holder, including reasonable attorneys’ fees and disbursements and court costs, in connection with any Default or Event of Default hereunder or in connection with the enforcement of any of the Loan Documents (including all such costs and expenses incurred in connection with any proceeding under the United States Bankruptcy Code involving Borrower, any other Loan Party or any Guarantor as a debtor thereunder). Each Loan Party further agrees to indemnify Administrative Agent, the Sustainability Coordinator, each L/C Issuer, each Lender, any security trustee therefor, and their respective Related Parties (each such Person being called an “Indemnitee”) against all losses, claims, damages, penalties, judgments, liabilities and expenses (including all reasonable fees and disbursements of counsel for any such Indemnitee and all reasonable expenses of litigation or preparation therefor, whether or not the Indemnitee is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Loan Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Loan or Letter of Credit, other than those which arise from the gross negligence or willful misconduct of the party claiming indemnification (as determined by a court of competent jurisdiction by final and non-appealable judgment). Each Loan Party, upon demand by Administrative Agent, Sustainability Coordinator, an L/C Issuer or a Lender at any time, shall

-131- reimburse Administrative Agent, Sustainability Coordinator, such L/C Issuer or such Lender for any legal or other expenses (including all reasonable fees and disbursements of counsel for any such Indemnitee) incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except if the same is directly due to the gross negligence or willful misconduct of the party to be indemnified (as determined by a court of competent jurisdiction by final and non-appealable judgment). To the extent permitted by applicable Law, neither any Loan Party nor any Guarantor shall assert, and each such Person hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or the other Loan Documents or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (b) Each Loan Party unconditionally agrees to forever indemnify, defend and hold harmless, and covenants not to sue for any claim for contribution against, each Indemnitee for any damages, costs, loss or expense, including response, remedial or removal costs and all fees and disbursements of counsel for any such Indemnitee, arising out of any of the following: (i) any presence, release, threatened release or disposal of any hazardous or toxic substance or petroleum by any Loan Party or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), (ii) the operation or violation of any Environmental Law, whether federal, state, or local, and any regulations promulgated thereunder, by any Loan Party or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), (iii) any claim for personal injury or property damage in connection with any Loan Party or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), and (iv) the inaccuracy or breach of any environmental representation, warranty or covenant by any Loan Party or any Subsidiary made herein or in any other Loan Document evidencing or securing any Obligations or setting forth terms and conditions applicable thereto or otherwise relating thereto, except for damages arising from the willful misconduct or gross negligence of the relevant Indemnitee (as determined by a court of competent jurisdiction by final and non- appealable judgment). Section 11.14 Set off. In addition to any rights now or hereafter granted under the Loan Documents or applicable Law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, with the prior written consent of Administrative Agent, each Lender, each L/C Issuer, each subsequent holder of any Obligation, and each of their respective affiliates, is hereby authorized by Borrower, each Loan Party and each Guarantor at any time or from time to time, without notice to Borrower, any other Loan Party or any Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, and in whatever currency denominated, but not including trust accounts) and any other indebtedness at any time held or owing by that Lender, L/C Issuer, subsequent holder, or affiliate, to or for the credit or the account of Borrower, any such Loan Party or any such Guarantor, whether or not matured, against and on account of the

-132- Obligations, Hedging Liability and Funds Transfer and Deposit Account Liability of Borrower, any such Loan Party or any such Guarantor to that Lender, L/C Issuer, or subsequent holder under the Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Loan Documents, irrespective of whether or not (a) that Lender, L/C Issuer, or subsequent holder shall have made any demand hereunder or (b) the principal of or the interest on the Loans and other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Section 11.15 Entire Agreement. The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby. Section 11.16 Governing Law. This Agreement and the other Loan Documents (except as otherwise specified therein), and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Agreement or any Loan Document, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of New York. Section 11.17 Severability of Provisions. Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Loan Documents invalid or unenforceable. Section 11.18 Excess Interest. Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the maximum amount of interest permitted by applicable Law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans or other obligations outstanding under this Agreement or any other Loan Document (“Excess Interest”). If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section shall govern and control, (b) neither Borrower, nor any other Loan Party nor any Guarantor or endorser shall be obligated to pay any Excess Interest, (c) any Excess Interest that Administrative Agent or any Lender may have received hereunder shall, at the option of Administrative Agent, be (i) applied as a credit against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable Law), (ii) refunded to Borrower, or (iii) any combination of the foregoing, (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws (the “Maximum Rate”), and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate, and (e) neither Borrower, nor any other Loan Party or endorser shall have any action

-133- against Administrative Agent or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any of the Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall remain at the Maximum Rate until the Lenders have received the amount of interest which such Lenders would have received during such period on such Obligations had the rate of interest not been limited to the Maximum Rate during such period. Section 11.19 Construction. The parties acknowledge and agree that the Loan Documents shall not be construed more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of the Loan Documents. The provisions of this Agreement relating to Subsidiaries shall only apply during such times as Borrower has one or more Subsidiaries. Nothing contained herein shall be deemed or construed to permit any act or omission which is prohibited by the terms of any Collateral Document, the covenants and agreements contained herein being in addition to and not in substitution for the covenants and agreements contained in the Collateral Documents. Section 11.20 Lender’s and L/C Issuer’s Obligations Several. The obligations of the Lenders and L/C Issuer hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Lenders or L/C Issuer pursuant hereto shall be deemed to constitute the Lenders and L/C Issuer a partnership, association, joint venture or other entity. Section 11.21 Submission to Jurisdiction; Waiver of Venue; Service of Process. (a) BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR THEMSELVES AND THEIR PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT, L/C ISSUER, AND LENDERS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWER, LOAN PARTIES AND GUARANTORS OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

-134- (b) BORROWER, EACH OTHER LOAN PARTY AND GUARANTORS IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.6(a). NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. Section 11.22 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 11.23 USA Patriot Act. Each Lender and L/C Issuer that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107 56 (signed into law October 26, 2001)) (the “Act”) hereby notifies each Loan Party and Guarantor that pursuant to the requirements of the Act, it is required to obtain, verify, and record information that identifies each such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or L/C Issuer to identify such Loan Party and Guarantor in accordance with the Act. Section 11.24 Time is of the Essence. Time is of the essence of this Agreement and each of the other Loan Documents. Section 11.25 Confidentiality. Each of Administrative Agent, the Lenders, and the L/C Issuers severally agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Parties, including accountants, legal counsel and other advisors to the extent any such Person has a need to know such Information (it being understood that the Persons to whom such disclosure is made will first be informed of the

-135- confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower, any other Loan Party or any Subsidiary and its obligations, (g) on a confidential basis to (i) any rating agency in connection with rating Borrower or its Subsidiaries or any Credit or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Revolving Credit; (h) with the prior written consent of the applicable Loan Party, (i) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to Administrative Agent, any Lender or any L/C Issuer on a non-confidential basis from a source other than Borrower, a Loan Party or any Subsidiary or any of their directors, officers, employees or agents, including accountants, legal counsel and other advisors, or (j) to entities which compile and publish information about the syndicated loan market, provided that only basic information about the pricing and structure of the transaction evidenced hereby may be disclosed pursuant to this subsection (j). For purposes of this Section, “Information” means all information received from Borrower, any Loan Party or any of the Subsidiaries or from any other Person on behalf of Borrower, any Loan Party or any Subsidiary relating to Borrower, any Loan Party or any Subsidiary or any of their respective businesses, other than any such information that is available to Administrative Agent, any Lender or any L/C Issuer on a non-confidential basis prior to disclosure by Borrower, any Loan Party or any of their Subsidiaries or from any other Person on behalf of Borrower, any Loan Party or any of their Subsidiaries; provided that, in the case of information received from Borrower, any Loan Party or any Subsidiary, or on behalf of Borrower, any Loan Party or any Subsidiary, after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 11.26 Customary Advertising Material; No Advisory or Fiduciary Responsibility. (a) Notwithstanding anything to the contrary in Section 11.25, the Loan Parties consent to the publication by Administrative Agent or any Lender of customary advertising material (including customary “tombstone” disclosure) relating to the transactions contemplated hereby using the name, product photographs, logo or trademark of the Loan Parties. (b) In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that:

-136- (i) the arranging and other services regarding this Agreement provided by Administrative Agent and the lead arrangers are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and Administrative Agent and the lead arrangers, on the other hand; (ii) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate; (iii) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (iv) Administrative Agent, each Lender and each lead arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties or any of their respective Affiliates, or any other Person; (v) neither Administrative Agent, nor any Lender or lead arranger has any obligation to any Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (vi) Administrative Agent, each Lender, each lead arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither Administrative Agent nor any Lender or lead arranger has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates. To the fullest extent permitted by law, each of the Loan Parties hereby waives and releases any claims that it may have against Administrative Agent, each Lender and each lead arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 11.27 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability;

-137- (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 11.28 Acknowledgement Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Liability or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.28, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b);

-138- or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 11.29 Ultimate Parent Controlled Account(s). Ultimate Parent hereby grants to Administrative Agent for the benefit of the Secured Parties a continuing lien on and security interest in each of the deposit accounts set forth on Schedule 11.29 (as such schedule may be amended or supplemented from time to time with the consent of the Administrative Agent). Section 10 of the Security Agreement is hereby incorporated, mutatis mutandis, with respect to the deposit accounts set forth on Schedule 11.29. [Signature Pages to Follow]